Prospectus Supplement (Sales Report) No. 4 dated November 9, 2010 to Prospectus dated October 15, 2010	Filed pursuant to Rule 424(b)(3) Registration Statement No. 333-151827

LendingClub Corporation

Member Payment Dependent Notes

                This Prospectus Supplement supplements the prospectus dated October 15, 2010 and provides information about particular series of Member Payment Dependent Notes (the "Notes") that we have recently sold. You should read this Prospectus Supplement together with the prospectus dated October 15, 2010 to understand the terms and conditions of the Notes and how they are offered, as well as the risks of investing in Notes.

                We have sold the following Notes:

Member Payment Dependent Notes Series 486464

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
486464	$10,000	$10,000	12.61%	1.00%	November 5, 2010	November 9, 2015	November 9, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 486464. Member loan 486464 was requested on October 26, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,000 / month
Current employer:	Ambulance	Debt-to-income ratio:	3.50%
Length of employment:	1 year	Location:	MEDIA, PA

Home town:
Current & past employers:	Ambulance
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/01/10 > Buying a home for 10k ( reo) in good condition with a market value closer to 65k and a zip code that comes in closer to median $250k house values

A credit bureau reported the following information about this borrower member on October 26, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2000	Delinquent Amount:	$0.00
Open Credit Lines:	2	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	5	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,431.00	Public Records On File:	0
Revolving Line Utilization:	71.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 548340

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
548340	$12,250	$12,250	8.88%	1.00%	November 5, 2010	November 14, 2013	November 14, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 548340. Member loan 548340 was requested on October 31, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$3,500 / month
Current employer:	Michigan State University	Debt-to-income ratio:	5.40%
Length of employment:	10+ years	Location:	East Lansing, MI

Home town:
Current & past employers:	Michigan State University
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 10/31/10 > I have been with Michigan State University for 15 years, I am a Food Service Manager, I have 2 masters and I teach as well, Thank you For your help

A credit bureau reported the following information about this borrower member on October 31, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1992	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	28	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,371.00	Public Records On File:	0
Revolving Line Utilization:	46.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
I'd like to invest in your loan, but I need answers to these 5 questions first: 1. Do you owe any mortgage on your house? What are your monthly payments? 2. Do you hold the deed/title to the house (a) in your name, (b) with a spouse, or (c) what is your relationship to the person who holds the deed? 3. Do you have a Home Equity Line of Credit (HELOC)? If so, for how much? 4. What is the current valuation of your home on zillow.com? 5. How long have you lived in your current home? Thanks much, and I look forward to supporting you on this loan.	1) yes I do and we pay 1470.00 per month including taxes, 2) the deed is between I and my wife, 3) Husband and Wife 4) NO HELOC 5) 155.000 6) 7 years and we build our house......
Hi, I'm interested in funding your loan. Can you please 1. List the items that you will be consolidating (account type, amount consolidated, current rate)? 2. Explain the difference in your Revolving Credit Balance and the amount you are planning to borrow? Thanks, and I look forward to funding your loan!	CictiCard $5000.00 15% Discovercard: 6000.00 12% Bank of America : 2000 18% this Loan if I get funded will have lower APR than any of the bank cards
Could you please verify your income with LendingClub? Thanks in advance!	Type your answer here. My yearly income is 46000.00 and 5000.00 extra from teaching
You initially selected 3-years loan repayment term. In YEARS, How long do you realistically anticipate to service (Keep active) this loan before it is paid in full? i.e., 2 to 3 yrs. 1 to 2 yrs, etc.	Type your answer here.I will pay this loan in 3 years or earlier

Member Payment Dependent Notes Series 574363

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
574363	$4,800	$4,800	15.95%	1.00%	November 5, 2010	November 17, 2015	November 17, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 574363. Member loan 574363 was requested on November 3, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,833 / month
Current employer:	Winchester Savings Bank	Debt-to-income ratio:	14.27%
Length of employment:	10+ years	Location:	Winchester, MA

Home town:
Current & past employers:	Winchester Savings Bank
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/03/10 > This is to consolidate and close Credit Accounts

A credit bureau reported the following information about this borrower member on November 2, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1992	Delinquent Amount:	$0.00
Open Credit Lines:	17	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	27	Months Since Last Delinquency:	48
Revolving Credit Balance:	$11,027.00	Public Records On File:	0
Revolving Line Utilization:	25.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Would you not .get a better rate at the Winchester Savings Bank where you have been employed for 10 years. What are your current credit card interest rates	The bank by policy does not issue loans to employee's the interest rates on the cards I will be closing are 22.99% 24.99% and 24.99%

Member Payment Dependent Notes Series 594100

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
594100	$5,000	$5,000	6.91%	1.00%	November 3, 2010	November 13, 2013	November 13, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 594100. Member loan 594100 was requested on October 30, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,500 / month
Current employer:	fountain valley school district	Debt-to-income ratio:	13.52%
Length of employment:	3 years	Location:	Santa Ana, CA

Home town:
Current & past employers:	fountain valley school district
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on October 7, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2005	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,399.00	Public Records On File:	0
Revolving Line Utilization:	15.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is it you plan on using the requested funds for?	I want to refinance my credit cards so I can have a lower interest rate.
What is the current interest rate and amount owed on the debt you wish to consolidate?	The interest is at 15.5% APR and i owe 4,800.

Member Payment Dependent Notes Series 594903

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
594903	$14,000	$14,000	14.83%	1.00%	November 8, 2010	November 18, 2013	November 18, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 594903. Member loan 594903 was requested on November 4, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,167 / month
Current employer:	Workplace Resource	Debt-to-income ratio:	20.16%
Length of employment:	10+ years	Location:	Austin, TX

Home town:
Current & past employers:	Workplace Resource
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on October 8, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1997	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	36	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$17,013.00	Public Records On File:	0
Revolving Line Utilization:	61.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
1. Please list the debts you are consolidating (lender, balance, APR and current monthly payment made)? 2. Is there another income in the household (spouse etc.)? If so would you please list their monthly income and lastly what do you (both) do for a living? Thank you, Steve 3.	4 separate cc ranging from 20-23% APR with a total of 18k balance. I'm a project coordinator who has been at my job for 11 years.
Please tell us specific plans you have to avoid charging the cards back up once you have replaced current credit card balances with this loan. Thank you, in advance, for your response.	No specific plan other than shredding the cards once paid. I don't want to close the accounts for fear of hurting my credit.

Member Payment Dependent Notes Series 596410

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
596410	$6,000	$6,000	6.54%	1.00%	November 8, 2010	November 16, 2013	November 16, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 596410. Member loan 596410 was requested on November 2, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,083 / month
Current employer:	U.S. Fish & Wildlife Service	Debt-to-income ratio:	0.20%
Length of employment:	< 1 year	Location:	Oakland, CA

Home town:
Current & past employers:	U.S. Fish & Wildlife Service
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/02/10 > The last little bit of funding I need to finish replacing the foundation on my home. I have saved 75% of the needed funds myself. With this loan, I can finish the project before the winter rains set in.

A credit bureau reported the following information about this borrower member on November 2, 2010:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1996	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hi there, what do you do for the US fish and wildlife services? Thanks and good luck with this loan.	My title is "Park Ranger/Visitor Services Planner". I am in a regional office. My job is to assist refuges in implementing practices which make them more friendly to hunters, bird-watchers, hikers, and everyone else that wants to come and tour the site. I design publications, coordinate the volunteer program, and help individual refuges with successful programs share those with other neighboring sites. I have been a ranger since 1998--it's great work, though this is my first "desk ranger" job.

Member Payment Dependent Notes Series 600097

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
600097	$6,000	$6,000	15.95%	1.00%	November 9, 2010	November 13, 2015	November 13, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 600097. Member loan 600097 was requested on October 30, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,500 / month
Current employer:	Commonwealth of MA - ITD	Debt-to-income ratio:	13.81%
Length of employment:	6 years	Location:	Plaistow, NH

Home town:
Current & past employers:	Commonwealth of MA - ITD
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 10/30/10 > I plan to use this loan to consolidate debt (it says major purchase but that is an error). Car Loan - $8000 @ 420/mo Education Loan - $6000 @ 300/mo BillMeLater - $2400 @ 150/mo Mastercard - $2200 @ 150/mo HomeDepot - $2200 @ 150/mo As you can see I pay a lot out in monthly payments and even though this loan rate is a bit higher than I would like, it still would allow me to save money each month with the lower payment.

A credit bureau reported the following information about this borrower member on October 18, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1998	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	44	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,285.00	Public Records On File:	0
Revolving Line Utilization:	40.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do for the Commonwealth of MA - ITD?	I am the Hosting Director of the IT Service Center which services the entire Commonwealth computer services/needs.
Can you please list the "Annual Percentage Rate" (interest) you are paying for each of your 5 listed debts?	Car loan - 9% Educational loan - 12.7% BillMeLater - 22.99% Mastercard - 24.99% HomeDepot - 19.99% I do know that the first two are a lower interest rate than this loan but consolidating the monthly payment would lower the monthly payments tremendously.

Member Payment Dependent Notes Series 600258

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
600258	$8,000	$8,000	18.17%	1.00%	November 5, 2010	November 16, 2015	November 16, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 600258. Member loan 600258 was requested on November 2, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,833 / month
Current employer:	Insurance Services	Debt-to-income ratio:	17.03%
Length of employment:	6 years	Location:	GREENSBURG, PA

Home town:
Current & past employers:	Insurance Services
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 2, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1998	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	29	Months Since Last Delinquency:	76
Revolving Credit Balance:	$22,654.00	Public Records On File:	0
Revolving Line Utilization:	81.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	8

Member Payment Dependent Notes Series 600550

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
600550	$25,000	$15,700	12.23%	1.00%	November 3, 2010	November 2, 2015	November 2, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 600550. Member loan 600550 was requested on October 19, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$13,200 / month
Current employer:	Belkin International Inc	Debt-to-income ratio:	8.10%
Length of employment:	2 years	Location:	Woodland Hills, CA

Home town:
Current & past employers:	Belkin International Inc
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 10/20/10 > I will be using this loan to consolidate bills and to make household repairs Borrower added on 11/02/10 > As a Certified Public Accountant and an Assistant Controller for one of the largest electronics firms in the world, I feel that I am a good borrower in that managing money and finances is what I love to do. I incorporate my work ethic and accounting skills into my personal life as well as my professional life, and as such, I ensure that I am meticulous about paying back what I have borrowed while at the same time keeping within the confines of the budget I have set forth for myself.

A credit bureau reported the following information about this borrower member on October 19, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1990	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	27	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$35,094.00	Public Records On File:	0
Revolving Line Utilization:	41.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Please submit income verification. Also, what do you do at Belkin International?	Dear Sir/Madam, I have included my most recent pay stubs along with my form 4506-T and sent them (along with the rest of my loan paperwork) to credit@lendingclub.com. If you need me to send this paperwork again, please let me know where to send it and I will be more than happy to do so. As far as my job at Belkin International goes, I am the Assistant Global Controller for all of the Financial Accounting, Reporting and Services offered through Belkin. My employment may be verified through the following human resources contact at Belkin: Belkin International, INc. Attn.: Miriam Beltran del Rio, Phone#(310) 751-3037 12045 East Waterfront Drive Playa Vista, CA 90094 Please let me know if you require any further information from me, Best Regards, Karen Vanicek Lending Club Member #600550 Case# 110987
What are your $ monthly costs (mortgage, car, utilities, any CC debt/loans not replaced by this loan, insurance, phone/cable/internet, food, gym, childcare/tuition costs as applicable)? Thanks for your answer to this Q	Dear Sir/Madam, My net monthly take home pay - including bonuses - is $8,670.00. My household expenses are as follows: Mortgage: $3280.00 Utilities: $742.00 Credit Card Payments: $1,154.00 Auto Insurance: $103.60 DirectTV: $205.00 Internet: $35.95 Cellphone: $199.00 Homephone: $70.00 Gasoline: $175.00 Life Insurance: $205.00 Property Taxes and Homeowners Insurance: $375.00 Food: $430.00 Gardners: $320.00 Housecleaning: $280.00 In summation, my household expenses are approximately $7575.00/Month. Best Regards, Karen Vanicek Member#600550 Case#110987
The title of your loan says Car Financing? But you are consolidating debt?	Dear Sirs, The title of the loan is partially correct. I will be using the loan partly to consolidate debt and the rest toward the purchase of a new car. Thanks so much, Karen

Member Payment Dependent Notes Series 601131

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
601131	$20,000	$13,150	9.62%	1.00%	November 9, 2010	November 9, 2015	November 9, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 601131. Member loan 601131 was requested on October 26, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,333 / month
Current employer:	Total Immersion Software	Debt-to-income ratio:	17.75%
Length of employment:	< 1 year	Location:	Austin, TX

Home town:
Current & past employers:	Total Immersion Software
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 10/26/10 > Refi of a credit card with 19.99 APR and a second one with 14.99 APR

A credit bureau reported the following information about this borrower member on October 19, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1990	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$37,289.00	Public Records On File:	0
Revolving Line Utilization:	48.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Would you please list the details of your debts: who you owe, current balance, interest rate, monthly amount paid, and which ones will be paid off by this loan? Also what do you do at your job? Thank you	This loan is being used to pay off two credit cards at 19.99% and 14.99%. I'm a software developer.

Member Payment Dependent Notes Series 601933

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
601933	$10,000	$10,000	15.20%	1.00%	November 5, 2010	November 3, 2015	November 3, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 601933. Member loan 601933 was requested on October 20, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$9,500 / month
Current employer:	reynolds transport	Debt-to-income ratio:	0.11%
Length of employment:	< 1 year	Location:	nanticoke, PA

Home town:
Current & past employers:	reynolds transport
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on October 14, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1996	Delinquent Amount:	$0.00
Open Credit Lines:	2	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	40
Revolving Credit Balance:	$211.00	Public Records On File:	0
Revolving Line Utilization:	7.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Please provide detailed information (lender, outstanding principal balance, interest rate and minimum monthly payment amount) for all debts to be consolidated. Who was your prior employer and for how long?	I AM AN OWNER OPERATOR TRUCK DRIVER. I WORKED AT KARSCHNER TEAM LOGISTICS DOING THE SAME THING.
What do you do at reynolds transport and where did you work prior to that?	OWNER OPERATOR LEASED TO THE COMPANY. KARCHNER TEAM LOGISTICS: OWNER OPERATOR LEASED TO THE COMPANY
What was your start date with Reynolds?	IT WAS 9/20/2010.
What is the purpose of this loan?	I WAS TRYING TO CONSOLIDATE BILLS BUT IN THE MEAN TIME THE HEAD GASKET IN MY TRUCK BLEW SO I WENT AND FOUND A NEW ONE FOR $9,500 BUT THE BANK WONT USE IT AS COLLATERAL AND WE DONT OWN A HOME. SO HOPEFULLY I CAN USE IT TO GET THE NEW TRUCK. REYNOLDS IS HOLDING MY POSITION TILL I GET NEW ONE.

Member Payment Dependent Notes Series 602137

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
602137	$16,000	$16,000	13.35%	1.00%	November 8, 2010	November 6, 2013	November 6, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 602137. Member loan 602137 was requested on October 23, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,250 / month
Current employer:	n/a	Debt-to-income ratio:	5.90%
Length of employment:	2 years	Location:	Elmhurst, NY

Home town:
Current & past employers:	n/a
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 10/24/10 > need to consolidate debts and move to new apartment urgently Borrower added on 10/29/10 > I plan to pay off all credit cards with this loan. From 24.99% APR to just paying 13% fixed every month is a big help. It will help me balance out my finances better. I have already paid off 50% but I want to finish them off before the year ends.

A credit bureau reported the following information about this borrower member on October 21, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2006	Delinquent Amount:	$0.00
Open Credit Lines:	17	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,212.00	Public Records On File:	0
Revolving Line Utilization:	40.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Employer or current source of income?	Employers: Williamsburg Medical, PC and The Avenue Physical Therapy PC. I work in 2 offices for a total of 5 days a week Monday to Thursday and Saturday and about 2 or 3 fridays a month I work for a physical therapy staffing company doing coverage assignments. I can provide proof of income. Thank you.
Would you please list the details of your debts: who you owe, current balance, interest rate, monthly amount paid, and which ones will be paid off by this loan? Thank you	Credit Cards: $8,000.00 - Chase, Bank of America, AmEx, CitiCard. Always pays more than the minimum and on time. All of my cards will be paid off by this loan. Different APRs. Chase has the highest which is 24%, AmEx 24%. These banks keep on increasing rates even if my accounts are in good standing. Balance of Land Loan in my country: money used to take exams and to pay for lawyer's fee to come to America. $2,000. Budget for Apartment: $5,000.00 Hope I answered your question.
Hello, I understand your desire to consolidate existing debt -- has anything occurred to avoid accruing new debt?	Yes. For the past months I paid off several cards and shredded them once I finished paying off. My CC debts have been reduced by over 50% since the year started. I just want to finish them off this year and pay a fixed lower rate. Thanks.
is the budget for apartment a 6 month lease or down payment? what will your monthly payments be for the new apartment and what are you paying now for the current apartment?	Security and roughly 4 months will be covered. My budget is $1000. My current rent is $995. per month.

Member Payment Dependent Notes Series 602229

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
602229	$3,000	$3,000	14.46%	1.00%	November 9, 2010	November 19, 2013	November 19, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 602229. Member loan 602229 was requested on November 5, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,048 / month
Current employer:	AK Steel Corporation	Debt-to-income ratio:	21.35%
Length of employment:	10+ years	Location:	Middletown, OH

Home town:
Current & past employers:	AK Steel Corporation
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on October 21, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1999	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	29
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Do you have a spouse or partner that provides additional income to the household? If so, what is your combined net take home pay per month?	Yes - together we make about $7000.00 per month.

Member Payment Dependent Notes Series 602334

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
602334	$22,750	$16,625	9.99%	1.00%	November 5, 2010	November 4, 2015	November 4, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 602334. Member loan 602334 was requested on October 21, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$9,583 / month
Current employer:	US Army	Debt-to-income ratio:	5.84%
Length of employment:	10+ years	Location:	Spotsylvania , VA

Home town:
Current & past employers:	US Army
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 10/21/10 > I plan to use the funds for home improvement. I have excellent credit and bills are always paid on time. This loan will fit comfortably within my monthly budget. I've been in the military for 13 years with no break in service. I have plans to continue as a dedicated military member until retirement. Borrower added on 10/21/10 > funds will be used for home improvement. Funds will be paid on time each month. Excellent credit; Stable employment status 13 years of Military service as an Army Nurse. Husband is also military member with 15 years employment. Army Pilot. Borrower added on 11/03/10 > Income verification was sent yesterday 2 Nov 2010.

A credit bureau reported the following information about this borrower member on October 21, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1993	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	38
Revolving Credit Balance:	$15,063.00	Public Records On File:	0
Revolving Line Utilization:	65.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What are the home improvements you are making?	I will be finishing my Basement
Do you plan on staying in the Army for the next few years?	Yes, I plan on staying in the Army for the next 7 years; afterwwhich, I will retire and persue full time employment as a civilian Nurse.
If your loan doesn't fund, consider re-listing it, with verification it will probably fund.	ok
Two questions: (1) U S Army: Rank? Pay Grade? ETS? a-n-d (2) You initially selected a 5-years loan repayment schedule. In YEARS, How long do you realistically anticipate servicing (keeping active) this loan before the loan is paid off? i.e, 4 to 5 Yrs? 3 to 4 Yrs? 2 to 3 yrs? 1 to 2 Yrs? Etc. Thanks USMC-RETIRED, Virginia Beach, VA	Rank: MAJ/O4 ETS: 2017 Loan will be repaid 2-3 years
Thanks for you and your husband's service. Will be investing in your loan app!	Thank you.

Member Payment Dependent Notes Series 602423

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
602423	$15,250	$12,475	8.88%	1.00%	November 9, 2010	November 8, 2015	November 8, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 602423. Member loan 602423 was requested on October 25, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,000 / month
Current employer:	accurate home care	Debt-to-income ratio:	11.65%
Length of employment:	1 year	Location:	SAINT PAUL, MN

Home town:
Current & past employers:	accurate home care
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 10/25/10 > major purchase Borrower added on 10/25/10 > major purchase Borrower added on 10/26/10 > verified application, email and bank account

A credit bureau reported the following information about this borrower member on October 25, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2005	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$848.00	Public Records On File:	0
Revolving Line Utilization:	8.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 602432

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
602432	$20,000	$15,025	17.06%	1.00%	November 8, 2010	November 4, 2015	November 4, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 602432. Member loan 602432 was requested on October 21, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$11,667 / month
Current employer:	n/a	Debt-to-income ratio:	18.56%
Length of employment:	3 years	Location:	folsom, CA

Home town:
Current & past employers:	n/a
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on October 21, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1993	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	50	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$32,200.00	Public Records On File:	0
Revolving Line Utilization:	86.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
I am happy to help fund your loan. That said, please be aware this loan is being funded by real people that believe in you and what you have told us. Most of us -like me- are not rich, and have to work hard to make a living. Remember, if you fail to make payments it does not hurt some megabank, but rather, you are directly affecting our lives. As small lenders we sincerely want to help you and simply ask that you be a responsible borrower and take your obligation serioursly. Best of luck to you.	thanks. I take this funding very seriously and wanted to let you know that It will be top priority for me to pay back this loan.

Member Payment Dependent Notes Series 602871

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
602871	$12,000	$12,000	6.17%	1.00%	November 5, 2010	November 5, 2013	November 5, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 602871. Member loan 602871 was requested on October 22, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,000 / month
Current employer:	n/a	Debt-to-income ratio:	3.52%
Length of employment:	3 years	Location:	Union City, CA

Home town:
Current & past employers:	n/a
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on October 22, 2010:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1999	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,444.00	Public Records On File:	0
Revolving Line Utilization:	2.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Please provide a loan description; since this is a small business loan, more detail the better, thanks!	I am a small business owner and receive income from the work I do based on several contracts. I operate as an independent contractor compensated on an hourly basis and on a commission basis for several other companies that I act as a business development person for. I also have a 50/50 partnership in a new sales company with an exclusive service that needs some assistance to get launched. I am requesting this loan to ensure that there are sufficient funds to cover any unexpected expenses for the new company and ensure a successful launch. Looking to be cash flow positive with the new company by June of 2011. My goal is to pay the loan in full in 18 months or sooner.

Member Payment Dependent Notes Series 603177

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
603177	$10,000	$10,000	10.36%	1.00%	November 5, 2010	November 14, 2013	November 14, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 603177. Member loan 603177 was requested on October 31, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,000 / month
Current employer:	bowers ambulance	Debt-to-income ratio:	18.60%
Length of employment:	3 years	Location:	palmdale, CA

Home town:
Current & past employers:	bowers ambulance
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on October 22, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2003	Delinquent Amount:	$0.00
Open Credit Lines:	17	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	40	Months Since Last Delinquency:	44
Revolving Credit Balance:	$4,635.00	Public Records On File:	0
Revolving Line Utilization:	20.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at bowers ambulance?	I'm a Emt and Feild training officer for the company. I have also been with them for three plus years. I make sure the rig are check out and stocked the right way. I also do spot check on the people that I work with, like uniforms are looking right and paperwork is right.
purpose of loan?	After trying for two years and five miscarriages later my wife and I are having are first child and we need to paint and put carpet and tile in the house because the carpet that is in there now is 25 plus years old and the original owner had a very angry cat a so we are living on concrete till we get some money but now the my wife is pregnet with are first we need to move a little faster
What do you plan to do with the loan proceeds?	Get paint carpet and tile

Member Payment Dependent Notes Series 603303

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
603303	$25,000	$25,000	15.57%	1.00%	November 9, 2010	November 14, 2013	November 14, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 603303. Member loan 603303 was requested on October 31, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,500 / month
Current employer:	CarMax	Debt-to-income ratio:	22.45%
Length of employment:	4 years	Location:	RICHMOND, VA

Home town:
Current & past employers:	CarMax
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 10/31/10 > Pay off credit cards.

A credit bureau reported the following information about this borrower member on October 23, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1995	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	26	Months Since Last Delinquency:	2
Revolving Credit Balance:	$40,260.00	Public Records On File:	0
Revolving Line Utilization:	72.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at CarMax?	I worked in the Marketing Dept. as a Creative Manager. I lead the team of Art Directors and Copywriters responsible for carmax.com and all of our other online initiatives.
I am interested in funding your loan. Since this is a debt consolidation loan, please list each of your debts (types/balances/APRs) and identify which ones on the list *will* as well as which ones *won't* be paid off with this loan. Thank you in advance. ~CriticalMiss	It is all credit card debt with APRs ranging from 15%-30%. With this loan, I plan on paying just about all of it off. I will be left with just under $2000. At that point, I plan to close up all but the one card with the remaining balance and then only use it in emergency cases going forward.
Hello, I am interested in funding your loan. Would you please list your cards, balances, APRs and monthly payments in list format so that investors may have a better idea of your expenses? Also, please note which cards will and will NOT be paid off. Ex: American Express, $3500.00, 19.99%, $160.00/mo. Thanks. ~OV	Of course, here's the the information you requested... American Express - $13600 - 27.74% - $414/month Discover - $7399 - 29.99% - $230/month Chase - $5400 - 29.99% - $200/month Chase - $2570 - 27.24% - $73/month Citi - $1535 - 29.90% - $58/month My plan is to use the loan I'm requesting to be funded to pay off both the American Express and Discover cards (my 2 highest balances) and then the remainder toward the higher balance Chase card. This will allow me to close those cards, and then continue to pay off the remaining lower balance cards until they have a zero balance as well.
"I worked in the Marketing Dept. as a Creative Manager. I lead the team of Art Directors and Copywriters responsible for carmax.com and all of our other online initiatives." Are you currently employed with carmax? Also, could you please explain the delinquency?	I apologize...that should be WORK in the Marketing Dept. I am certainly still employed by CarMax and have worked there for almost 4 years now. As for the delinquency, I had moved forward with some things when I thought I was selling my house. The deal fell through at the very end due to the buyer being unable to secure financing to close on the house but at that point I had already overextended myself which caused a few problems. This is why I'm requesting this loan. I want get it down to a manageable payment so I can repair my credit and get things back in good standing all around.
You initially selected 3-years term loan repayment. In YEARS, how long do you realistically anticiapte servicing (keeping active) this loan before paid-in-full? i.e., 2 to 3 yrs? 1 to 2 yrs? Less tha 1 yr? etc. Thanks for reply.	As of right now, I intend to take the full 3 years to pay off the loan. I don't anticipate paying it off any sooner than scheduled. Thanks!

Member Payment Dependent Notes Series 603940

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
603940	$20,000	$13,200	6.91%	1.00%	November 9, 2010	November 8, 2015	November 8, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 603940. Member loan 603940 was requested on October 25, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$14,167 / month
Current employer:	Rome Medical Group	Debt-to-income ratio:	17.98%
Length of employment:	3 years	Location:	Rome, NY

Home town:
Current & past employers:	Rome Medical Group
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on October 25, 2010:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1996	Delinquent Amount:	$0.00
Open Credit Lines:	17	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	56	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$25,109.00	Public Records On File:	0
Revolving Line Utilization:	14.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at Rome Medical Group?	I am a physician specializing in Pediatrics.
What is it you plan on using the requested funds for?	I am having a sunroom built.

Member Payment Dependent Notes Series 603952

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
603952	$20,000	$13,100	6.91%	1.00%	November 8, 2010	November 7, 2015	November 7, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 603952. Member loan 603952 was requested on October 24, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$17,500 / month
Current employer:	Durham VA Medical Center	Debt-to-income ratio:	0.54%
Length of employment:	5 years	Location:	Chapel Hill, NC

Home town:
Current & past employers:	Durham VA Medical Center
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 10/24/10 > I will use the money to pay down other unsecured debt at higher interest rates. I have a very stable job with the federal government as a full-time physician (psychiatrist) at Durham VA Medical Center in Durham, NC. In addition, I do additional work to earn a total annual income of about $210,000 per year. Borrower added on 10/27/10 > I am a little confused by the slow funding of this loan. The chances that I will make every payment on time until it is paid in full are 100%. Borrower added on 11/06/10 > ok, only $125 more to get me to 60% funded to be issued! Borrower added on 11/06/10 > Only 1 more day to get in on this sure thing investment....I pay my bills. I have a high credit rating. Let's get this funded. Borrower added on 11/07/10 > 47 minutes.....Still $7,000 more needed to fully fund this loan. This is a safe investment.

A credit bureau reported the following information about this borrower member on October 24, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1994	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	46	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$13,107.00	Public Records On File:	0
Revolving Line Utilization:	22.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
I suggest that you amend the application to reflect 210k per year instead of per month. Little errors like that drive people away	Thank you for the suggestion. I did note that I made an error with that, but was having trouble getting back in to edit it. I will try to do so. I do have a solid income and assure you that this is a safe investment.
Another thing that will enhance your support is to have your profile approved by LC. Their is something that bothers me is how could you get in this deep with the salary? Do you owe alimony, child support? 210,000 is a lot of money do you have a "problem" that requires a lot of money,etc.?	Thank you for the advice. My income has not always been this high. My income has increased by more than 60% over the past 2 years. I did accumulate some debt that I am trying to pay off during times when I made less money. The amount is not insurmountable , especially with my current income. I wish to lower the interest rate associated with this debt, which is why I applied for this loan. As my credit score indicates, I have a good history of paying my bills and paying them on time. I do not have any sort of problem regarding spending.

Member Payment Dependent Notes Series 604062

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
604062	$20,000	$14,950	6.91%	1.00%	November 8, 2010	November 8, 2013	November 8, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 604062. Member loan 604062 was requested on October 25, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,350 / month
Current employer:	Clovernook Health Care	Debt-to-income ratio:	13.42%
Length of employment:	10+ years	Location:	middletown, OH

Home town:
Current & past employers:	Clovernook Health Care
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/02/10 > This loan will allow me to pay off my current lending club loan that I have had for 1 year. My interest rate will be cut dramatically.

A credit bureau reported the following information about this borrower member on October 25, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1993	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,696.00	Public Records On File:	0
Revolving Line Utilization:	30.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is your present LendingClub loan balance, loan life and interest rate? Thanks in advance!	Type your answer here; Lending Club payoff balance is $13413.98. The loan was 36 months of which I have paid 1 year at 12.53%. I need to replace my home's furnance and the estimate is $4800.00 that is why I choose the 20,000 figure. Thank you for your consideration. Marie

Member Payment Dependent Notes Series 604163

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
604163	$9,200	$9,200	10.36%	1.00%	November 5, 2010	November 11, 2015	November 11, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 604163. Member loan 604163 was requested on October 28, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,367 / month
Current employer:	Moore County Government	Debt-to-income ratio:	13.22%
Length of employment:	3 years	Location:	ABERDEEN, NC

Home town:
Current & past employers:	Moore County Government
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 10/28/10 > I recently sold my home and moved into an apartment to save money and pay down consumer debt. This loan will be utilized to consolidate my higher interest consumer debt into one loan that will be paid off in a much quicker time period than paying each individual debt on it's own. I do anticipate that I can pay this new loan off in a quicker time period as well, saving me additional interest charges. The accounts associated with my existing consumer debts will be closed once paid off with this consolidated loan.

A credit bureau reported the following information about this borrower member on October 25, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1994	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	61	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$20,526.00	Public Records On File:	0
Revolving Line Utilization:	47.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Position (Job/What you do) for Moore County? and You initially selected 5-years loan repayment terms. In YEARS, How long do you realistically anticipate servicing (keeping active) the loan before paid off? i.e., 4-5 yrs? 3-4 Yrs? 2-3 yrs?, 1-2 yrs? etc.	I am a department director. Payoff in 44-48 months is my goal.

Member Payment Dependent Notes Series 604222

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
604222	$3,000	$3,000	8.88%	1.00%	November 4, 2010	November 8, 2013	November 8, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 604222. Member loan 604222 was requested on October 25, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$3,319 / month
Current employer:	n/a	Debt-to-income ratio:	20.07%
Length of employment:	n/a	Location:	bozeman, MT

Home town:
Current & past employers:	n/a
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on October 25, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1998	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,906.00	Public Records On File:	0
Revolving Line Utilization:	40.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello there, I am interested in financing your loan. But I need you to answer these three questions first please: 1. Do you have a title in your own name? 2. What is the total balance of the mortgage loans and any HELOC you owe on your home? 3. What is the current market value of your home? (use zillow.com if unsure) Thank you.	I do have title to my home, which is a mobile home in a park on the river in MT, valued at approx. $25K.
I am intrested as well but see no employeer but a stated income. Can you please explain?	I live on a small retirement after 30 yrs. of gov't. svc. I'm also 100% disabled from wounds rec'd. in Vietnam and I'm drawing my Social Security retirement benefits since 11/09. Thank you for your consideration.

Member Payment Dependent Notes Series 604333

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
604333	$24,000	$14,950	6.91%	1.00%	November 9, 2010	November 8, 2015	November 8, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 604333. Member loan 604333 was requested on October 25, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,417 / month
Current employer:	Littler Mendelson, P.C.	Debt-to-income ratio:	18.00%
Length of employment:	5 years	Location:	San Diego, CA

Home town:
Current & past employers:	Littler Mendelson, P.C.
Education:

This borrower member posted the following loan description, which has not been verified:

Thank you for this opportunity to borrow at a lower rate for an extended term. With your assistance, I will be able to pay off my existing Lending Club loan, pay off a higher rate loan that I just obtained from Discover at a much higher rate on behalf of my siblings and myself to help my mother transition from NY to NC and back (the three of us will each be contributing to repayment of the loan) and catching up with some summer travel expenses. I am a conscientious Lending Club Member and it?s great to know I?m working with real-people investors.

A credit bureau reported the following information about this borrower member on October 25, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1993	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	34	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,648.00	Public Records On File:	0
Revolving Line Utilization:	37.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Please tell us about your existing LC loan - how long has it run for? What was its purpose, amount and number? What are your $ monthly costs (rent, car, utilities, any CC debt/loans not replaced by this loan, insurance, phone/cable/internet, food, gym, childcare/tuition costs as applicable)? Thanks for your answer to these Qs	ANSWERS 1 and 2: I just completed the first year of my 36-month existing loan for $15,000 (#437224) with the Lending Club ("LC"). I received an e-mail from LC offering me a lower rate and an extended term. ANSWER 3: -Rent-$950/mo.; -Car-fully-owned; -Utilities-$40/mo.; -CC debt-will be reduced to $4,000 by end of Jan. 2011 with portion of LC loan, year-end bonus and tax refund; -Insurance-auto and renters-$1,100 per year; Phone/internet-$93.00/mo.; Food-approx. $350/mo.; Gym membership-paid for by firm. Childcare/tuition-$0. After all expenses, including LC loan payment, I typically have $1,200/$1,300 left over on the average. ADDITIONAL INFORMATION: Last month I was approved for a loan from Discover. I took out this loan to help with some hardship that fell on my mother. My siblngs and I will be working together to repay the loan under my name. Since it is an unsecured loan, the rate is 14%, so I would like to pay it off immediately in addition to my existing LC loan, extend the term and keep the same monthly payment amount. My two siblings will each be paying me $100 per month to apply toward the payments. However, I am prepared to carry the loan should there be a change in that arrangement. Thank you, Fellow Member, for your consideration. Best regards.

Member Payment Dependent Notes Series 604578

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
604578	$18,000	$11,225	6.17%	1.00%	November 9, 2010	November 8, 2015	November 8, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 604578. Member loan 604578 was requested on October 25, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,583 / month
Current employer:	Ventyx, Inc.	Debt-to-income ratio:	15.69%
Length of employment:	6 years	Location:	Dacula, GA

Home town:
Current & past employers:	Ventyx, Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 10/25/10 > Hello, I'm a divorced mother of 2 with 3 credit cards of varying rates that I would like to pay off. The rates range from a 0% promo rate that will expire soon, to 6.99, to 14.24%. I just feel like I'm getting no where. If I can consolidate these 3 into one loan, then I just have that loan, my mortgage and my car note. I will be able to successfully budget and have fewer bills to schedule online each month. I have good credit and pay my bills on time. I had thought about taking the money out of my Roth IRA or 401K, but felt that would be a mistake in the long run. Thanks in advance for your help!

A credit bureau reported the following information about this borrower member on October 25, 2010:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1988	Delinquent Amount:	$0.00
Open Credit Lines:	17	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	48	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$36,392.00	Public Records On File:	0
Revolving Line Utilization:	48.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at Ventyx, Inc.?	I work in IS - Information Systems.

Member Payment Dependent Notes Series 604596

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
604596	$2,000	$2,000	5.42%	1.00%	November 4, 2010	November 15, 2013	November 15, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 604596. Member loan 604596 was requested on November 1, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,917 / month
Current employer:	White Directory	Debt-to-income ratio:	1.71%
Length of employment:	10+ years	Location:	Buffalo, NY

Home town:
Current & past employers:	White Directory
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on October 25, 2010:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1998	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,306.00	Public Records On File:	0
Revolving Line Utilization:	8.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 604644

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
604644	$12,000	$8,200	6.54%	1.00%	November 9, 2010	November 8, 2015	November 8, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 604644. Member loan 604644 was requested on October 25, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,279 / month
Current employer:	City of Alexandria	Debt-to-income ratio:	17.74%
Length of employment:	10+ years	Location:	Alexandria, VA

Home town:
Current & past employers:	City of Alexandria
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 10/28/10 > I plan to use the funds to pay off a higher interest (11%) credit card. I am working to become debt free in the next couple of years. I have a history of always paying my bills on time, have a stable job (same employer for 10 years) and an advanced degree. Thanks for considering!

A credit bureau reported the following information about this borrower member on October 25, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1989	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$20,144.00	Public Records On File:	0
Revolving Line Utilization:	30.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do for the City of Alexandria?	I work as a supervisor of a program. I've been with the City for 10 years and in this position for the last 7.
What is it you plan on using the requested funds for?	I plan on paying off a credit card with a higher interest rate.

Member Payment Dependent Notes Series 604843

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
604843	$11,500	$7,100	6.54%	1.00%	November 9, 2010	November 9, 2015	November 9, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 604843. Member loan 604843 was requested on October 26, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,852 / month
Current employer:	memorial sloan-kettering cancer center	Debt-to-income ratio:	10.46%
Length of employment:	9 years	Location:	Stamford, CT

Home town:
Current & past employers:	memorial sloan-kettering cancer center
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 10/26/10 > I plan on using the funds to pay off outstanding debt. I expect to have the loan paid off in under two years. I've been working for over nine years with the same employer. Borrower added on 10/27/10 > Also, I'm awaiting first time home buyer tax credit of 8k which will be used to repay this loan.

A credit bureau reported the following information about this borrower member on October 25, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1998	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	2
Total Credit Lines:	40	Months Since Last Delinquency:	21
Revolving Credit Balance:	$8,585.00	Public Records On File:	0
Revolving Line Utilization:	27.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 604876

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
604876	$15,000	$15,000	17.80%	1.00%	November 5, 2010	November 9, 2015	November 9, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 604876. Member loan 604876 was requested on October 26, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,333 / month
Current employer:	Bergen County Special Services	Debt-to-income ratio:	0.38%
Length of employment:	3 years	Location:	HACKENSACK, NJ

Home town:
Current & past employers:	Bergen County Special Services
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on October 26, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1994	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	58
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Please fully describe the purpose of your loan.	I am buying an existing business that has been open since 1976. It is centrally located by the subway in Queens and JFK airport and a bus stop . The owner has not advertised in 6 years and is giving it to us at a great price with all the equipment and staff. I plan on paying this loan off ASAP because I am getting married in 5 months and will be coming into a large amount of money. I am responsible, I have a Masters and a full time job, this is too good an offer to pass up.
Will you continue your employment at Bergen County Special Services after acquiring this business?	Yes, my fiance will be a partner, and he will be working at the shop fulltime and I will continue to work. On weekends I will be there.
Investors will be more confident about funding your loan if your Credit Review Status was approved. Please call Lending Club for the procedures and expedite their completion.	Lending Club is working on verifying that information I assure you that would not take a loan on this size if I didn't have the means to do it. They should let me know soon.
Hi! I suggest verifying your income with Lending Club, as that will greatly increase lender confidence. Good luck!	Lending Club is working on verifying that information I assure you that would not take a loan on this size if I didn't have the means to do it. They should let me know soon.
Why did you reduce the size of your loan to $15K from $25K? Did the seller of the business reduce his asking price?	I have no debt, and no credit cards, I prefer to pay for things in cash, so I don't have much established credit, even though I did have credit and it was paid off in full. My credit rating is good though, I have credit cards, but I barely use them.
Your response doesn't really answer my question. Initially, you were seeking a $25K loan through Lending Club to buy an existing business. The principal amount of this requested loan has now been reduced to $15K. What is the reason for this reduction?	Again, I believe it's because I have insufficient credit experience on certain types of accounts.
What kind of business is this and have you had experience in this kind?	I worked in business for 5 years have 23 credits of an MBA. My family ran a business such as this for years.

Member Payment Dependent Notes Series 604912

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
604912	$6,500	$6,500	6.17%	1.00%	November 3, 2010	November 9, 2013	November 9, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 604912. Member loan 604912 was requested on October 26, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,000 / month
Current employer:	Lewis Property Management CO	Debt-to-income ratio:	7.47%
Length of employment:	4 years	Location:	delray beach, FL

Home town:
Current & past employers:	Lewis Property Management CO
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 10/27/10 > Need to pay-off higher APR loan. Borrower added on 10/27/10 > I'm currently at 14.5% I pay my bills on time and have the funds to pay monthly. I have a steady job and I'm retired from the USAF.

A credit bureau reported the following information about this borrower member on October 26, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1980	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	79
Revolving Credit Balance:	$3,143.00	Public Records On File:	0
Revolving Line Utilization:	5.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 604919

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
604919	$25,000	$25,000	17.43%	1.00%	November 9, 2010	November 9, 2015	November 9, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 604919. Member loan 604919 was requested on October 26, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,417 / month
Current employer:	Town of Saugerties	Debt-to-income ratio:	17.39%
Length of employment:	5 years	Location:	Round Top, NY

Home town:
Current & past employers:	Town of Saugerties
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on October 26, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2001	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	40
Revolving Credit Balance:	$6,033.00	Public Records On File:	0
Revolving Line Utilization:	90.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do for the Town of Saugerties?	Police Officer
Can you list the debts (amounts) you are currently carrying?	I got married in June and as a result i am carrying about 5 thosand of my own personal debt and about 15000 of my wife's.
Have you sent your paperwork into lendingclub to verify your income?	Not yet, soon, Probably tomorrow
Just curious, but since you mentioned that you're recently married, would you mind disclosing if your wife is employed. If so, what is her monthly income?	Sure, She is employed she makes between 1200 and 1600 a month
Can you list the debts in more detail? I'd like to fund but am seeing $25k requested and you only show $6k in debt. Can you see any reason you wouldn't be working at your job within the next 18-24 months?	I only show 6k in debt but my wife has another 15,000. She lost her job in June and that is the reason for the consolation. And No I am well established in my job. I have another 15 years to go before i could retire and i have 2 people soon to be 8 under me that would go first if layoffs occur.
Officer, You initially selected a 5-years loan repayment schedule. In YEARS, How long do you realistically anticipate servicing (keeping active) this loan before the loan is paid off? i.e, 4 to 5 Yrs? 3 to 4 Yrs? 2 to 3 yrs? 1 to 2 Yrs? Etc. Thanks	I am hopeful that she will be rehired within the next 3 years, so realistically 3-4.
please list, forEACH and EVERy debt you plan to pay off with the loan, the AMOUNT of that particular debt and the APR of that particular debt. thanks.	I paid off a credit card with a little less then was required do to interest and was charged a late fee and reported over a few dollars in interest.
I used to live in "Friendly Saugerties". Can you provide details of the listed delinquency 40 months ago? Thank you and good luck with our loan.	I paid off a credit card and didn't take into account the pay off amount with interest and i was charged a late fee and reported over a few dollars in interest.
I'd like to fund this loan, but I'm a little confused by your answers regarding your wife's employment, so can you please help clarify? In your Nov 01 answer, you said that your wife is employed and makes between 1200 and 1600 a month, but then in your Nov 02 answer, you said that she lost her job in June. Did you mean that she's now working part-time? What does she do now that brings in the 1200-1600 per month? Also, when you said that you expect her to be rehired within 3 years, did you mean that you expect her to be hired to a similar job as before? What was her previous employment?	She lost her full time employment as a teacher. She now only subs occasionally. My hope and expectation is that she will be rehired full time with in 3 years
IF LOAN DOESNT FULLY FUND WILL U ACCEPT THE PROCEEDS	Depends on the final amount, I will need at a least 20,000 to pay off my debits. plus the money I am charged by lending club.
WHAT WAS DELINQUENCY 40 MONTHS AGO	I paid off a credit card and didn't take into account the full pay off amount with interest and i was charged a late fee and reported over a few dollars in interest.

Member Payment Dependent Notes Series 604926

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
604926	$25,000	$25,000	14.46%	1.00%	November 8, 2010	November 9, 2015	November 9, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 604926. Member loan 604926 was requested on October 26, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,417 / month
Current employer:	CenturyLink	Debt-to-income ratio:	18.35%
Length of employment:	10+ years	Location:	Olathe, KS

Home town:
Current & past employers:	CenturyLink
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 10/26/10 > This loan will be used to consolidate high interest credit card debt.

A credit bureau reported the following information about this borrower member on October 26, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1997	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	30	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$38,474.00	Public Records On File:	0
Revolving Line Utilization:	86.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Please submit your income for verification. What do you do at Century Link? What are the interest rates and balances of your current credit card debt?	Yearly income is $65K. I am a Billing Supervisor with CenturyLink. The loan will be used to consolidate the following debt: Discover $9000 27.99%. Visa $6300 19.99%. Visa $3700 17.99. Visa $5900 16.90%.
Jack You listed just under $25K in debt. Your credit report says you are carrying more than that. Can you list the additional amounts you are carrying not listed in your answer above?	The additional amounts are on two bank of america cards. These cards have transfered balances of $7500 and $5100. Both have a sub 10% APR. I intend to pay those on their current terms as quickly as possible.
Hi there, Are you the sole wage earner? You have high outstanding credit card debt for the amount of yearly income you make. What steps are you taking to curb your spending in order to pay off these items versus just shuffling them from one debt instrument to another? Thanks in advance for your answers to ALL questions.	I am not the sole wage earner. I took on a large portion of this debt after a previous divorce. I have requested to close the accounts to be consolidated. I am using cash for the purchases that I can. I intend to use this loan as a vehicle to become debt free in less time than the life of the loan.
You initially selected 5-yrs loan term repayment. In YEARS, How long do you realistically anticiapte to service (keep active) this loan before it is paid off? i.e., 4 to 5 years? 3 to 4 years? 2 to 3 years? etc.	I expect to have the loan re-payed in 48 to 52 months, a few months to a year early.

Member Payment Dependent Notes Series 605092

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
605092	$17,000	$17,000	9.25%	1.00%	November 8, 2010	November 9, 2013	November 9, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 605092. Member loan 605092 was requested on October 26, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$13,333 / month
Current employer:	Valley Health	Debt-to-income ratio:	9.72%
Length of employment:	6 years	Location:	Strasburg, VA

Home town:
Current & past employers:	Valley Health
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 10/26/10 > I plan to use the funds to consolidate credit card debt that is currently at a higher interest rate than this loan through Lending Club offers. I am an excellent borrower,, never late on any payments in my life. My monthly excess available dollars would allow me to pay triple this payment if necessary. But I want to get my interest rates down now, and save dollars by not paying the high interest rates. Full time job in a financially stable healthcare system, high salary. Loan is safe with me.... I just want to get rid of these high credit cards and rates, and move them into an installment loan. I sincerely appreciate your review of my request. Borrower added on 10/26/10 > Cards to be paid off are as follows: Paypal - $3,602 @ 23.99% Discover - $8,623 @ 22.99% (I closed this acct) Home Depot - $2,836 @ 15.48% (I closed this acct) Barclay's - $1,939 @ 15.99% I hope you will find this helpful in your review.

A credit bureau reported the following information about this borrower member on October 26, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1990	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	31	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$46,680.00	Public Records On File:	0
Revolving Line Utilization:	90.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello, I understand your desire to consolidate existing debt -- has anything occurred to avoid accruing new debt?	Hello. Thank you for the inquiry. I appreciate you taking an interest in my request. I've closed cards indicated in the description, and I'm finally at a point where there is nothing else necessary/desired, except to stop paying the card companies these exorbitant rates. Any card left open is merely so "utilization" on the credit report is not affected. (I learned, after I closed cards, that closing cards lowers your available revolving credit, which of course I understand, but I hadn't realized it then raises your utilization percentage if other revolving cards have balances, which then lowers your FICO score!). So cards remaining open in my description are purely for FICO score purposes and nothing else, and will be paid off with this LendingClub loan. In addition, I've enrolled in Mint.com, (which is how I found LendingClub by the way!) and am diligently tracking expenses, and have set debt reduction goals there. The bottom line for me now is that I refuse to acquire, or hold, debt any longer. My financial situation can support that, so I am going to make it happen. With your support, it can happen that much faster, and I would be very thankful.
Thank you, I will be investing in your loan. Please remember we all work extremely hard for our money and we're counting on you to pay us back.	Thank you! Absolutely zero worries on the payback. I appreciate your assistance! Thanks again!
Your revolving credit is shown as more than 46K. What is this - CC debt, HELOC, other?	Thank you for your inquiry. The revolving amount includes the CC's listed in the loan description, and a 7.24% LOC that was used to build the detached garage.
What is your position with Valley Health?	I am in a management position. To provide any further information/detail regarding specifics of my role/title would make me easily identifiable to any fellow VH'ers on this site (I saw one the other day on here), thus I feel it necessary to leave the answer as "management position". Thank you for the inquiry.
How quickly do you anticipate paying off this loan?	Probably 2.5 years. Thank you for your inquiry.

Member Payment Dependent Notes Series 605188

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
605188	$7,500	$7,500	12.61%	1.00%	November 9, 2010	November 17, 2015	November 17, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 605188. Member loan 605188 was requested on November 3, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$9,167 / month
Current employer:	Bank Of America	Debt-to-income ratio:	6.64%
Length of employment:	< 1 year	Location:	Lawrenceville, NJ

Home town:
Current & past employers:	Bank Of America
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 3, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1999	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,629.00	Public Records On File:	0
Revolving Line Utilization:	87.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
I am interested in funding your loan, but prior to doing so, I would like to see your response to the following: 1. Itemize your monthly expenses. 2. Describe your role at Bank of America and explain your previous role as you have been at Bank of America for less than one year. 3. Identify the three credit inquiries shown as occurring in the last six months. Thank you in advance for your response.	Thank you for your questions. My current monthly expenses are as follows: Mortgage: $2500 Utilities: $520 Insurance:$160 Revolving Debt (Credit Cards): $300 - $400 Food: $475 Gas, Miscellaneous: $335 I am a User Experience Designer with my current employer. My expertise is in the design of applications and web based applications for use in the financial and pharmaceutical industries. I have been doing this since 1998. The three credit inquiries are as follows: Quicken Loans (Explored possibility of refinancing mortgage to take advantage of current interest rates. Unfortunately points and fees were unacceptable given possibility of living in house for less than seven years.) AT&T (New mobile telephone service) Lending Tree (This loan)
what are your current fixed monthly expenses?	Thank you for your questions. My current monthly expenses are as follows: Mortgage: $2500 Utilities: $520 Insurance:$160 Revolving Debt (Credit Cards): $300 - $400 Food: $475 Gas, Miscellaneous: $335

Member Payment Dependent Notes Series 605394

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
605394	$4,000	$4,000	13.35%	1.00%	November 5, 2010	November 17, 2013	November 17, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 605394. Member loan 605394 was requested on November 3, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,000 / month
Current employer:	Comair Airlines	Debt-to-income ratio:	14.74%
Length of employment:	10+ years	Location:	OVIEDO, FL

Home town:
Current & past employers:	Comair Airlines
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/03/10 > Would prefer loan be deposited quickly, I do have a stable job for over 21 yrs and plan to be there another 17+ yrs!

A credit bureau reported the following information about this borrower member on November 3, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1990	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	36	Months Since Last Delinquency:	10
Revolving Credit Balance:	$63,060.00	Public Records On File:	0
Revolving Line Utilization:	80.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 605722

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
605722	$9,300	$9,300	6.17%	1.00%	November 8, 2010	November 12, 2013	November 12, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 605722. Member loan 605722 was requested on October 29, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,075 / month
Current employer:	The Dow Chemical Company	Debt-to-income ratio:	12.11%
Length of employment:	10+ years	Location:	Lilburn, GA

Home town:
Current & past employers:	The Dow Chemical Company
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 10/29/10 > As a Dow Chemical Employee, I am eligible to purchase 515 shares of Dow Stock at $18.09 per share in a lump sum before November 12, 2010. Dow is currently trading for over $31 dollars per share. Dow also just reported a 97% increase in earnings for the 3rd quarter beating analysts expectations. After I receive my Employee Stock Purchase shares, I will sell them on the open market sometime during the loan term while the stock price is high for a good net profit. TD Ameritrade is my broker. Borrower added on 11/05/10 > I am hoping this loan will be fully funded and closed in advance of the expiration. I must have the funds liquid and available in my bank account on November 12 in order to make the stock purchase.

A credit bureau reported the following information about this borrower member on October 29, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1998	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	56	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$35,073.00	Public Records On File:	0
Revolving Line Utilization:	37.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Do you plan to sell the stock and repay the loan, or keep and collect the dividends	Haven't decided. Plan to consult my broker, but hate to pass up such a deal due to being cash poor at the moment.
I don't have a question but both my grandfathers worked for Dow in Midland. Glad the stock is coming back and the company is doing so well.	Thanks. I was just in Midland last week for some training. :)

Member Payment Dependent Notes Series 605741

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
605741	$10,000	$10,000	13.35%	1.00%	November 9, 2010	November 19, 2013	November 19, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 605741. Member loan 605741 was requested on November 5, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,417 / month
Current employer:	new york city transit	Debt-to-income ratio:	24.84%
Length of employment:	10+ years	Location:	staten island, NY

Home town:
Current & past employers:	new york city transit
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/05/10 > looking to pay off a credit card debt. have used lending club in the past and have never missed a payment.

A credit bureau reported the following information about this borrower member on November 3, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1997	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	36	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$80,473.00	Public Records On File:	0
Revolving Line Utilization:	38.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
I'd like to know what the credit card debt was for. Thx	Type your answer here.home repair mostly. thankyou
Two questions: (1) Position (Job/What you do) for NYCT? a-n-d (2) You initially selected 3-years term for loan repayment. In YEARS, How long do you realistically anticipate servicing (kkeping active) this loan before it is paid-in-full? i,.e., 3-yrs? 4 to 5 yrs? 2 to 3 yrs? 1 to 2-yrs? etc. Thanks for expected answer. Lender 505570 USMC-RETIRED.	Type your answer here.i am a nyct bus driver. anticipate having it paid in 2 years. thanks alot.

Member Payment Dependent Notes Series 605742

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
605742	$9,000	$9,000	6.91%	1.00%	November 4, 2010	November 11, 2013	November 11, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 605742. Member loan 605742 was requested on October 28, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,417 / month
Current employer:	MERCURY INSURANCE GROUP	Debt-to-income ratio:	10.86%
Length of employment:	7 years	Location:	LAGUNA HILLS, CA

Home town:
Current & past employers:	MERCURY INSURANCE GROUP
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 10/28/10 > Been with my current place of employment for 7 years with exceeds expectations with an average 5% increase in salary yearly. I received bonus of $5k to $7k a year. Last personal loan of $15k paid in full prior to expected pay off date. Will be paying more then expected to pay off loan before the 3 year term. Presently, looking for additional employment. Borrower added on 10/28/10 > Plan of purchasing a home in the next 18 months.

A credit bureau reported the following information about this borrower member on October 28, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1998	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,581.00	Public Records On File:	0
Revolving Line Utilization:	35.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What are your $ monthly costs (rent, car, utilities, any CC debt/loans not replaced by this loan, insurance, phone/cable/internet, food, gym, childcare/tuition costs as applicable)? Thanks for your answer to this Q	Rent: $1296 Company Car: No out of pocket expenses Company Expenses: $100 All Credit Cards will be paid off with this loan. Rental Insurance/Life Insurance: $60 Utilities/Cable/Internet/Phone: $350 Food: $300 Student Loan: $275 No Children or Schooling @ this time.
What is it you plan on using the requested funds for?	Consolidated debt into one payment.

Member Payment Dependent Notes Series 605778

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
605778	$15,600	$15,600	15.95%	1.00%	November 9, 2010	November 11, 2015	November 11, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 605778. Member loan 605778 was requested on October 28, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,833 / month
Current employer:	City First Bank	Debt-to-income ratio:	14.11%
Length of employment:	1 year	Location:	Alexandria, VA

Home town:
Current & past employers:	City First Bank
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on October 28, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1997	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$22,375.00	Public Records On File:	0
Revolving Line Utilization:	79.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Would you please list the details of your debts: who you owe, current balance, interest rate, monthly amount paid, and which ones will be paid off by this loan? Also what do you do at your job? Thank you	Hello Bandz-Team, The loan proceeds will pay-off two Bank of America CC with the following details CC 1: Balance $8900 APR: 21.24 CC 2: Balance $5400 APR:22 I work in banking as a portfolio manager; which includes monitoring and risk rating existing loans and dealing with work out situations. Thank you for your interest and please let me know if you have any other questions. Thank you, Rob
Hi! I suggest verifying your income with Lending Club, as it greatly increases lender confidence. Good luck!	Hello, Thank you for the suggestion, however I have already verified my income with Lending Club - is the information not showing on your screen? It is showing approved on mine. Let me know. Thank you! Rob
Hi! I suggest verifying your income with Lending Club, as it greatly increases lender confidence. Good luck!	Hello! Thank you for the suggestion, however I have already verified my income with Lending Club. Is it not showing up on your screen? Please let me know so I can correct this. Thank you for the help! Rob
Hello - There is a difference between lending club "Review Status Approved" and verified income. Your status is approved which means that they believe that you are who you say you are. They have not indicated that your income has been verified. Please contact them if you provided this info already. Find out what is wrong. Many people such as myself would like to fund this loan but will not do so until we see a check mark next to "gross income".	Hi Dubbly, Thank you for the calrification/insight - I will call them in the morning because I have sent them recent pay-stubs and 2009 w-2's - which I thought would have verified my income. Thank you again for the help, Rob
On our screen it says "all information not verified" on November 5. I am sorry to see that you have to borrow for such an unfortunate happening. I hope all is going well for you now.	Hi Merideth, Thank you - things are going much better! (yes it is an expensive bill for a non-event) I just spoke with the LendingClub Support Team ((866) 754-4094) and they confirmed that my income and application is verified and approved. He couldn't say why someone would see that on a screen but said if there are questions to call LendingClub. Thank you for the and help nice thoughts! Rob

Member Payment Dependent Notes Series 605804

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
605804	$25,000	$25,000	10.36%	1.00%	November 9, 2010	November 11, 2013	November 11, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 605804. Member loan 605804 was requested on October 28, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,800 / month
Current employer:	clark county	Debt-to-income ratio:	4.06%
Length of employment:	9 years	Location:	las vegas , NV

Home town:
Current & past employers:	clark county
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on October 28, 2010:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1992	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	37	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$29,045.00	Public Records On File:	0
Revolving Line Utilization:	2.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Position (Job/What you do) for Clark County? and You initially selected 3-years loan repayment terms. In YEARS, How long do you realistically anticipate servicing (keeping active) the loan before paid off? i.e., 2-3 yrs?, 1-2 yrs? etc.	Type your answer here. I am a Police Officer.. I work for the Las Vegas Metropolitan Police Department, Clark County is who signs the checks. I have been with LVMPD for 9 years. I anticipate servicing the loan for 2.5 to 3 years
What is it you plan on using the requested funds for?	Type your answer here. We plan to build a small pool/landscape plus we want to build a play area for our child
Could you please verify your income with LendingClub? Thanks in advance!	Type your answer here. Paystubs were faxed to lending club last week, for income verification. I have put in a couple calls to lending club to make sure they received the documents but have not heard back from them. I will refax the information if need be.. john j
Just to clarify. This $25,000 would be additional debt to the $29,045 we are being shown on your current credit report? Also are you the sole wage earner in the home? Thanks.	Type your answer here. I'm not sure what is being shown but my debt is very minimal. My car is payed off and I have one credit card with only a few hundred on it. My wife has a car in her name which she is paying on and she also has one credit card and very little left on her student loan. We just bought a new home but this is the only debt we have. My wife does work she is an registered nurse so I am not the only person providing in the house hold. Hope this helps. Thanks John J
You state that you have very little credit card debt, but your credit report shows a "revolving credit balance" of $29,000. Please list all loan (car, student loan) and credit card amounts owed - I'd like to understand where this $29,000 balance is coming from. Also, how much is your mortgage payment? Thx!	Type your answer here. the 29000 is a second mortage that is not revolving. with the 29000 second, and my first mortage, the payment is 2350 a month. also, my wife works and is on both mortages. She is a regestered nurse and makes as much as I . Our loans include, her car, our first and second mortages, and we each have one credit card, with a few hundred on each. I hope this helps John j

Member Payment Dependent Notes Series 605836

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
605836	$4,000	$4,000	5.79%	1.00%	November 8, 2010	November 16, 2013	November 16, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 605836. Member loan 605836 was requested on November 2, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,667 / month
Current employer:	Ohio Air National Guard	Debt-to-income ratio:	23.94%
Length of employment:	9 years	Location:	Pickerington , OH

Home town:
Current & past employers:	Ohio Air National Guard
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/02/10 > This loan constitutes a relocation of my family and myself before the holidays. I am currently in the military so my spare time is limited, requesting this loan is to aid in the smooth transition of relocating my family. My excellent credit score is a reflection of my priorities.

A credit bureau reported the following information about this borrower member on October 28, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2002	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,889.00	Public Records On File:	0
Revolving Line Utilization:	7.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 605841

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
605841	$2,400	$2,400	10.36%	1.00%	November 4, 2010	November 16, 2013	November 16, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 605841. Member loan 605841 was requested on November 2, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,417 / month
Current employer:	SAIC	Debt-to-income ratio:	18.61%
Length of employment:	1 year	Location:	GERMANTOWN, MD

Home town:
Current & past employers:	SAIC
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 2, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2003	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	32
Revolving Credit Balance:	$3,280.00	Public Records On File:	0
Revolving Line Utilization:	55.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 605855

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
605855	$12,000	$12,000	15.57%	1.00%	November 9, 2010	November 11, 2015	November 11, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 605855. Member loan 605855 was requested on October 28, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,000 / month
Current employer:	Vericrest Financial Inc	Debt-to-income ratio:	13.72%
Length of employment:	2 years	Location:	Verona , NJ

Home town:
Current & past employers:	Vericrest Financial Inc
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/01/10 > Please know that this loan is to consolidate my current debt to help me get married in may. Borrower added on 11/01/10 > i also just got another job on the side that will add another 2k to my income per month.

A credit bureau reported the following information about this borrower member on October 28, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1998	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	25
Revolving Credit Balance:	$13,995.00	Public Records On File:	0
Revolving Line Utilization:	54.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
I am happy to help fund your loan. That said, please be aware this loan is being funded by real people that believe in you and what you have told us. Most of us -like me- are not rich, and have to work hard to make a living. Remember, if you fail to make payments it does not hurt some megabank, but rather, you are directly affecting our lives. As small lenders we sincerely want to help you and simply ask that you be a responsible borrower and take your obligation serioursly. Best of luck to you.	Thank you Sir/Madam. I will not dissapoint you, I have a good full time job and a recession proof start up business. It will not be a problem paying the obligation.
Is the purpose of the loan for a wedding or divorce? Or both?	Dear Sir/Madam; I was divorced 1 year ago and I am getting married in may. This loan is to help me start over and consolidate my bills. Thanks. Richard
Thanks for your previous answer. Can you list the debts (amounts) you are carrying?	The amounts that I am carrying are total 13,100
R U A ONE OR TWO INCOME FAMILY. WHAT IS UR MONTHLY GROSS INCOME	MRTZ I am getting married in may so it will be a two family income b/t 8k-10k.
WHAT WAS DELINQUENCY 25 MONTHS AGO	MRTZ It was 223 dollars for a a verizon fios bill that was supposed to be credited because i cancelled the service after one month. It is in the process of being cleared up.

Member Payment Dependent Notes Series 605921

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
605921	$10,000	$10,000	6.91%	1.00%	November 4, 2010	November 11, 2013	November 11, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 605921. Member loan 605921 was requested on October 28, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,917 / month
Current employer:	American Express	Debt-to-income ratio:	11.84%
Length of employment:	6 years	Location:	Phoenix, AZ

Home town:
Current & past employers:	American Express
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 10/28/10 > I want to take advantage of this lower interest rate offered by Lending Club to lower my interest rate expenses each month and also to pay off the debt faster. In order to do so, I will use this loan to pay off my debt with the highest interest rate.

A credit bureau reported the following information about this borrower member on October 28, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1992	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$24,485.00	Public Records On File:	0
Revolving Line Utilization:	76.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at American Express?	I'm a financial analyst.

Member Payment Dependent Notes Series 605935

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
605935	$8,000	$8,000	9.62%	1.00%	November 5, 2010	November 12, 2015	November 12, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 605935. Member loan 605935 was requested on October 29, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$4,250 / month
Current employer:	Fast Food Enterprises	Debt-to-income ratio:	18.59%
Length of employment:	10+ years	Location:	PAHOKEE, FL

Home town:
Current & past employers:	Fast Food Enterprises
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 10/29/10 > i have good job security. i plan to consolidate to reduce my dept & toimprove my credit score to excellant status.

A credit bureau reported the following information about this borrower member on October 29, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1990	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$12,410.00	Public Records On File:	0
Revolving Line Utilization:	94.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
I'd like to invest in your loan, but I need answers to these 5 questions first: 1. Do you owe any mortgage on your house? What are your monthly payments? 2. Do you hold the deed/title to the house (a) in your name, (b) with a spouse, or (c) what is your relationship to the person who holds the deed? 3. Do you have a Home Equity Line of Credit (HELOC)? If so, for how much? 4. What is the current valuation of your home on zillow.com? 5. How long have you lived in your current home? Thanks much, and I look forward to supporting you on this loan.	Type your answer here. i do not have a mortgage on my home. Iown a moblie home. I do hold the title. It is in my name.i only have to pay a lot payment of $250.00 a month. I have lived her for 18 years.
Hi, I'm interested in funding your loan. Can you please 1. List the items that you will be consolidating (account type, amount consolidated, current rate)? 2. Explain the difference in your Revolving Credit Balance and the amount you are planning to borrow? Thanks, and I look forward to funding your loan!	Type your answer here.I want to consolidate credit cards for a better interest rate & also close 4 of the accounts. If all goes well, I sould be debt free faster.as I only have 10 more car payments. i have a good credit rating but I'm looking to reach the excellant rating.
Position (Job?What you do) for FFE? a-n-d You initially selected 5-yrs loan term repayment. In YEARS, How long do you realistically anticiapte to service (keep active) this loan before it is paid off? i.e., 4 to 5 years? 3 to 4 years? 2 to 3 years? etc.	Type your answer here.I am the General Manager For Burger King # 7792 In Indiantown,Fla. I choose a 5 year payoff for lower payments, but probably pay it off in 3 years.

Member Payment Dependent Notes Series 605940

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
605940	$8,400	$8,400	10.36%	1.00%	November 8, 2010	November 15, 2015	November 15, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 605940. Member loan 605940 was requested on November 1, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,908 / month
Current employer:	Federal Government	Debt-to-income ratio:	12.68%
Length of employment:	5 years	Location:	Upper Marlboro, MD

Home town:
Current & past employers:	Federal Government
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/02/10 > Please help me to start to get my finances in order. Thanks in advance.

A credit bureau reported the following information about this borrower member on October 28, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1995	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	34	Months Since Last Delinquency:	43
Revolving Credit Balance:	$29,255.00	Public Records On File:	0
Revolving Line Utilization:	46.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
what is your job?	I am an audio/visual engineer. I fix A/V and video equipment.
Would you please list the details of your debts: who you owe, current balance, interest rate, monthly amount paid, and which ones will be paid off by this loan? Also what do you do at your job? Thank you	Dear Bandz-Team, I am not going to go into that much detail about my credit history, sorry. However, I plan to pay off my Target Credit Card which has a balance of about $6000 (and a really high interest rate) and a revolving line of credit that is $2300. After paying off both accounts, I plan to cut up my Target card and close both accounts. The projected payment of $179 will be less than what my monthly payment on the Target Card is.($211.00) This will be great for me, because it will put a time limit on how long I will owe, instead of throwing money into a bottomless credit trap. As for my job I work for the Federal Government, doing A/V work. I hope that helps, Thanks, Paul
Would you mind giving us a brief description of your duties, how long you've worked for your current employer, and how long you've worked in your chosen field? (please note: not phishing for personal info here, just want an idea of your employment & employment history.)	I really don't see what my job description has to do with anything. So I decline to answer that part of your question. But I have been in my current job for the last 5 years, 3 as a contractor and 2 as a federal employee. I have worked in various jobs in the A/V field since 1999. Thanks for you time, Paul
Twp questions: Current GS Pay Grade? a-n-d You initially selected a 5-years loan repayment schedule. In YEARS, How long do you realistically anticipate servicing (keeping active) this loan before the loan is paid off? i.e, 4 to 5 Yrs? 3 to 4 Yrs? 2 to 3 yrs? 1 to 2 Yrs? Etc. Thanks	USMC, My plan is to pay it off in 4 years if possible. I am a not in the GS system, but work in the pay for perfomance system, I am currently at pay band 2. Thanks for your time, Paul

Member Payment Dependent Notes Series 605973

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
605973	$9,000	$9,000	6.91%	1.00%	November 5, 2010	November 11, 2013	November 11, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 605973. Member loan 605973 was requested on October 28, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,792 / month
Current employer:	BB&T	Debt-to-income ratio:	13.50%
Length of employment:	5 years	Location:	Winston Salem, NC

Home town:
Current & past employers:	BB&T
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 10/28/10 > Hello there. I have been at my job for almost 5 1/2 years. I have great cash flow and assets however, the initial fees and upfront costs required to purchase a home are a bit overwhelming. Borrower added on 10/28/10 > Being able to purchase now while rates are low and prices are cheap would save me thousands.

A credit bureau reported the following information about this borrower member on October 28, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2004	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,699.00	Public Records On File:	0
Revolving Line Utilization:	11.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you plan on using the requested funds for?	I plan to use these funds to cover any necessary costs associated with purchasing my first home. (Down payment, closing costs). Thank you for your question. Let me know if you would like more information.
You work for a bank i wonder why did you not consider borrowing from your employer.	It is very rare these days to find banks that provide personal loans these days. Most personal loans you see advertised are a form of revolving credit with a prime + variable rate, typically in the 12% range to start. When rates increase, so will they. I wanted a fixed term option that i could pay quickly and be done with. I also wanted to make sure my rate would also stay the same.
hi Borrower! You say this is for a Home loan. Is it a "primary" residence or investment home (will you be living in the home)?	Its for a primary residence. I literally wasn't planning on buying for 10 more months but came across such a good deal. However, I literally just spent good money buying bedroom and living room furniture. The bank preapproved me for 209k but that's way to much house. Hope that gives you a little more confidence. This money is literally a cushion

Member Payment Dependent Notes Series 605989

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
605989	$5,000	$5,000	10.36%	1.00%	November 3, 2010	November 11, 2013	November 11, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 605989. Member loan 605989 was requested on October 28, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,500 / month
Current employer:	florez bar and grill	Debt-to-income ratio:	1.89%
Length of employment:	10+ years	Location:	elk grove, CA

Home town:
Current & past employers:	florez bar and grill
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 10/28/10 > I'm trying to get a loan modification and hopefully get my home completely in my name. I have an aunt who wants out on my loan. I'm a hard worker with two babies and a hard working husband. I have always been responsible and always pay back my debt. I just need a little cash flow for nececities. (pampers& food)

A credit bureau reported the following information about this borrower member on October 28, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2000	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	21	Months Since Last Delinquency:	6
Revolving Credit Balance:	$672.00	Public Records On File:	0
Revolving Line Utilization:	67.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 605995

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
605995	$9,000	$9,000	6.54%	1.00%	November 3, 2010	November 11, 2013	November 11, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 605995. Member loan 605995 was requested on October 28, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,792 / month
Current employer:	Best Buy	Debt-to-income ratio:	14.55%
Length of employment:	1 year	Location:	MERCEDES, TX

Home town:
Current & past employers:	Best Buy
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 10/28/10 > I want to be debt free (aside from my mortgage) in 3 years. The purpose of this loan is to pay off the 5 credit cards that I have and really solely on my debit card. I want to address any concerns that there may be about the tenure of my current job with a description of my career path. I have been in retail for 10 years now. I have been able to go from being a seasonal hire to a retail manager that is in charge of 45 million dollars of revenue and 130 employees. I love the everyday challenge that retail presents and I love to be the best at what I do.

A credit bureau reported the following information about this borrower member on October 28, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2000	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	37	Months Since Last Delinquency:	54
Revolving Credit Balance:	$11,391.00	Public Records On File:	0
Revolving Line Utilization:	40.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Would you please explain the delinquency?	That's a great question. I am actually current on all my accounts. I simply would like to expedite the process by consolidating the credit lines that I have. I'd like to be debt free within a certain time-frame and this is part of my strategy. I hope my answer has addressed your question/concern.
Would you please explain the delinquency?	That's a great question. I am actually current on all my accounts. I simply would like to expedite the process by consolidating the credit lines that I have. I'd like to be debt free within a certain time-frame and this is part of my strategy. I hope my answer has addressed your question/concern.
When is the last time you had a delinquency?	I have never been delinquent. My motivation for obtaining this loan is to accelerate the payback process. The interest rate associated with this loan is far more attractive than that of the 5 accounts that I am looking to payoff. I hope that has answered your question/concern. Thanks.
Your credit report indicates that you had a delinquency. A single delinquency is not a big issue in my opinion, however when there is a delinquency I do like to understand the circumstances surrounding it.	It seems that an error has reappeared on my credit score. I pulled my report and I see that Wells Fargo is reporting a delinquency on an auto loan that I have long ago paid off. Several years ago I made a payment at a local branch and it was credited to the wrong account. They reported me as delinquent but I still had my receipt for payment. They corrected the error and I disputed the negative entry on my credit profile. It had been removed but it seems that it has made its way back in the very recent past.
I believe the questions about a delinquency are related to the information presented on the loan description/credit history indicating that your last delinquency was 54 months ago. Can you provide some information regarding this?	It seems that an error has reappeared on my credit score. I pulled my report and I see that Wells Fargo is reporting a delinquency on an auto loan that I have long ago paid off. Several years ago I made a payment at a local branch and it was credited to the wrong account. They reported me as delinquent but I still had my receipt for payment. They corrected the error and I disputed the negative entry on my credit profile. It had been removed but it seems that it has made its way back in the very recent past.

Member Payment Dependent Notes Series 606101

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
606101	$14,000	$14,000	12.61%	1.00%	November 3, 2010	November 13, 2013	November 13, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 606101. Member loan 606101 was requested on October 30, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$10,417 / month
Current employer:	Dept. of Homeland Security	Debt-to-income ratio:	13.65%
Length of employment:	7 years	Location:	TUALATIN, OR

Home town:
Current & past employers:	Dept. of Homeland Security
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 10/30/10 > My ex-wife ran several high interest credit cards to their maximum during our marriage. Upon divorce I have been focused on paying off the debt which I incurred as part of the divorce agreement. This will consolidate the two remaining high interest credit cards (over 24% interest) into one lower interest rate loan. I am also trying to raise my credit rating for what the future may hold. I am very responsible and will pay the loan on time in full.

A credit bureau reported the following information about this borrower member on October 30, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1991	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	24	Months Since Last Delinquency:	17
Revolving Credit Balance:	$20,511.00	Public Records On File:	0
Revolving Line Utilization:	88.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
I am interested in funding your loan. Since this is a debt consolidation loan, please list each of your debts (types/balances/APRs) and identify which ones on the list *will* as well as which ones *won't* be paid off with this loan. Thank you in advance. ~CriticalMiss	My current active debts include: Auto Loan (Wells Fargo) $18,000 balance, 13.9% APR (I'm currently paid ahead on this account) Auto Loan (Wells Fargo) $9,000 balance, 12.9% APR (I'm currently paid ahead on this account) Credit Card $4,500 balance, 15.9% APR Credit Card $88 balance, 16.9% APR Credit Card $9,500 balance 25.99% APR (Will be paid off with loan) Credit Line $4,500 balance 24.9% APR (Will be paid off with loan) This loan will allow me to pay off these two high balance high APR cards in a significantly shorter period of time and save thousands of dollars in interest. Thank you for your consideration.
Position (Job/What you do) for DHS? a-n-d You initially selected 3-yrs loan term repayment. In YEARS, How long do you realistically anticiapte to service (keep active) this loan before it is paid off? i.e., 2 to 3 years? 1 to 2 yrs? etc.	I am a Special Agent with Homeland Security Investigations assigned to a Cyber Crimes Group. My hope would be to pay off the loan earlier rather than later. I tend to pay more than the minimum payment based upon how much I have left over after calculating all the bills. This is how I was able to get ahead on my auto loans. It is hard to say exactly how much over and how much it would shorten the loan.
Can you explain the reason for the delinquency on your credit record?	The only delinquency I'm aware of was in early 2009 where I missed a payment on the credit card that now has an $88 balance. I was traveling out of the country for work and I missed it. In addition, I was not entirely used to paying all the bills at that time after the divorce. Now that I use online banking I have not missed a payment since.

Member Payment Dependent Notes Series 606142

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
606142	$7,000	$7,000	6.54%	1.00%	November 9, 2010	November 11, 2013	November 11, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 606142. Member loan 606142 was requested on October 28, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,300 / month
Current employer:	Golds Gym	Debt-to-income ratio:	20.04%
Length of employment:	< 1 year	Location:	Los Angeles, CA

Home town:
Current & past employers:	Golds Gym
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/02/10 > How I plan to use the funds: To purchase a vehicle from a private party seller. What makes me a good borrower: I always pay my bills on time and my credit score is a testament to that fact. My monthly budget for loan payments: $350 which is about $135 more than needed. How dependable is my job?: I am a personal trainer in Hollywood CA, there is never a shortage of people that are willing to pay to make them look their best!

A credit bureau reported the following information about this borrower member on October 28, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1996	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,789.00	Public Records On File:	0
Revolving Line Utilization:	45.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 606191

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
606191	$4,000	$4,000	5.79%	1.00%	November 3, 2010	November 12, 2013	November 12, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 606191. Member loan 606191 was requested on October 29, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,250 / month
Current employer:	Shickel Corporation	Debt-to-income ratio:	19.82%
Length of employment:	< 1 year	Location:	MATHIAS, WV

Home town:
Current & past employers:	Shickel Corporation
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on October 29, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1989	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,047.00	Public Records On File:	0
Revolving Line Utilization:	23.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 606213

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
606213	$7,000	$7,000	10.36%	1.00%	November 3, 2010	November 12, 2013	November 12, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 606213. Member loan 606213 was requested on October 29, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,493 / month
Current employer:	Coventry Health Care	Debt-to-income ratio:	17.86%
Length of employment:	2 years	Location:	San Antonio, TX

Home town:
Current & past employers:	Coventry Health Care
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 10/29/10 > Trying to payoff some debt and improve my credit rating at the same time Borrower added on 10/30/10 > I am trying to payoff some credit cards while at the same time improve my credit rating. I am responsible with my bills and always pay on time. I keep a very good record of my monthly budget as i hate to pay bills late. Borrower added on 10/30/10 > I will also use some funds to paint and carpet my sons room Borrower added on 10/30/10 > I always make sure to pay more then the minimum payments to my credit card accounts

A credit bureau reported the following information about this borrower member on October 29, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1987	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	38	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$15,241.00	Public Records On File:	0
Revolving Line Utilization:	64.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 606301

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
606301	$15,000	$15,000	12.61%	1.00%	November 5, 2010	November 12, 2013	November 12, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 606301. Member loan 606301 was requested on October 29, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,667 / month
Current employer:	Lincolnshire Fire Dept	Debt-to-income ratio:	19.66%
Length of employment:	4 years	Location:	Spring Grove, IL

Home town:
Current & past employers:	Lincolnshire Fire Dept
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 10/29/10 > We are making over our minimum credit card payments to attempt to get out of debt, but are finding that it is like treading water with interest rates ranging from 20-23%! We want to be debt free as soon as possible in order to create a more secure financial future for our family. Please help us! Borrower added on 10/29/10 > We are desperately trying to secure our financial future, but find it very difficult to do with our high interest credit card payments. We make more than the minimum payment, but find it very difficult to get ahead with our interest rates varying from 20-23%. We really would like to be debt free as soon as possible and need your help to achieve this! Thank you for you time.

A credit bureau reported the following information about this borrower member on October 29, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1999	Delinquent Amount:	$0.00
Open Credit Lines:	19	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	38	Months Since Last Delinquency:	45
Revolving Credit Balance:	$14,712.00	Public Records On File:	0
Revolving Line Utilization:	63.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Could you please list the cards with their balances, interest rates, and your current montly payment? What's the total you're paying in credit card bill each month?	One had a balance of $8800 with a 22.99% apr, the minimum payment is 247/mo. The second has a $5600 balance at 22.99% and has a minimum payment of 167/mo. We currently have been trying to make larger payments of $353 and $225 per month on the cards, but we aren't making any headway with the high interest rates.

Member Payment Dependent Notes Series 606303

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
606303	$7,000	$7,000	8.88%	1.00%	November 4, 2010	November 12, 2013	November 12, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 606303. Member loan 606303 was requested on October 29, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,208 / month
Current employer:	WorkforceLogic	Debt-to-income ratio:	22.64%
Length of employment:	3 years	Location:	San Jose, CA

Home town:
Current & past employers:	WorkforceLogic
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/01/10 > Hello, Please help me fund my Thanksgiving weekend wedding! I have been a full time professional for 10 years now and have never been unemployed. I pay all my bills on time every month; I am very responsible. Thank you in advance!

A credit bureau reported the following information about this borrower member on October 29, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2000	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$12,668.00	Public Records On File:	0
Revolving Line Utilization:	63.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 606324

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
606324	$20,000	$20,000	14.09%	1.00%	November 5, 2010	November 12, 2013	November 12, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 606324. Member loan 606324 was requested on October 29, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,917 / month
Current employer:	John Wiley and sons Inc	Debt-to-income ratio:	23.68%
Length of employment:	8 years	Location:	FAIR LAWN, NJ

Home town:
Current & past employers:	John Wiley and sons Inc
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 10/29/10 > consolidation of credit cards, student debt. Borrower added on 11/01/10 > Job: Manager at a global book publisher for last 8 years. Borrower added on 11/01/10 > Will use funds to pay off all credit card and student loan debt into 1 smaller monthly payment.

A credit bureau reported the following information about this borrower member on October 29, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1998	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	38	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$20,280.00	Public Records On File:	0
Revolving Line Utilization:	83.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
I am interested in funding your loan. What are the interest rates, principles, and current monthly payments on all your current debts? Could you list your monthly expenses? Thanks!	I plan to use the 20,000 to pay off three credit cards which include: 9400 @ 19%, 7000 @ 29%, and 2500 @ 14%.1000 student loan @ 19%.
Could you list your monthly expenses? Thanks!	Car lease 450 Rent 750 Student loans 400 Misc 400
You initially selected a 3-years loan repayment schedule. In YEARS, How long do you realistically anticipate servicing (keeping active) this loan before the loan is paid off? i.e, 2 to 3 yrs? 1 to 2 Yrs? Etc. Thanks	1.5 years

Member Payment Dependent Notes Series 606358

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
606358	$3,000	$3,000	6.17%	1.00%	November 3, 2010	November 12, 2013	November 12, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 606358. Member loan 606358 was requested on October 29, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$3,750 / month
Current employer:	Providence Saint Joseph Medical Center	Debt-to-income ratio:	10.00%
Length of employment:	9 years	Location:	LOMA LINDA, CA

Home town:
Current & past employers:	Providence Saint Joseph Medical Center
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/01/10 > Back up money/Medical bills

A credit bureau reported the following information about this borrower member on October 29, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1997	Delinquent Amount:	$0.00
Open Credit Lines:	18	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	29	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$11,512.00	Public Records On File:	0
Revolving Line Utilization:	37.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hi. What will you use the loan money for? Thanks.	Hi Egal, this loan money is for a few medical bills that came all at once.
I'd like to invest in your loan, but I need answers to these 5 questions first: 1. Do you owe any mortgage on your house? What are your monthly payments? 2. Do you hold the deed/title to the house (a) in your name, (b) with a spouse, or (c) what is your relationship to the person who holds the deed? 3. Do you have a Home Equity Line of Credit (HELOC)? If so, for how much? 4. What is the current valuation of your home on zillow.com? 5. How long have you lived in your current home? Thanks much, and I look forward to supporting you on this loan.	Dear LC550614, I think I can answer your 5 questions with one. I am currenly renting. In the initial questionaire for the lending club, renting was not an available answer nor could I state that anywhere. Thank you for your consideration.

Member Payment Dependent Notes Series 606375

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
606375	$11,500	$11,500	16.32%	1.00%	November 8, 2010	November 12, 2015	November 12, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 606375. Member loan 606375 was requested on October 29, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,167 / month
Current employer:	Boston Market	Debt-to-income ratio:	22.39%
Length of employment:	< 1 year	Location:	Orland Park Illinois, IL

Home town:
Current & past employers:	Boston Market
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/01/10 > Im trying to make a fresh start with new career goals in mind by getting my CPA and with the help from this loan I can consolidate my CC's and save more money for a future that I cant wait to start! Thank you all for your help!!

A credit bureau reported the following information about this borrower member on October 29, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1982	Delinquent Amount:	$0.00
Open Credit Lines:	19	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	24	Months Since Last Delinquency:	17
Revolving Credit Balance:	$9,537.00	Public Records On File:	0
Revolving Line Utilization:	43.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at Boston Market, and when did you start working there? Where did you work prior to that, what did you do there, and when did you terminate your last employment? Please list details for each loan/credit card/debt that you currently have, for example: Credit card #1: Owe $2018, APR 21.5%, monthly payment $60. Your credit report shows that you had a "delinquency" a year and a half ago. Please describe what happened, and how it was resolved. Your credit report shows that you currently have 19 open lines of credit, and have had 5 "inquiries" (companies checking your credit score/history) in the last 6 months. Please explain why you have so many open lines of credit, and why so many recent inquiries.	i would be glad to answer the questions. i work at boston market as a AGM waiting for an opening for a GM position the company is growing rapidly with new changes and i am excited for them, they recruited me from Arby's where i was also a GM (I was the fastest promotee to GM in Arby's and the youngest as well at 22). I have been working as a GM for almost 2 years now. as for my loans, they are from ISU where i studied photography but i could obviously find nothing in the field of study. So i am now in school for my CPA in accounting at Keller Grad School of management. I made some stupid decisions financially and now i realize that I need to buckle down and start doing right. With this loan i will be able to consolidate my credit, pay more per month for the loan, be able to save $400 more a month into savings as well and it will give me a fresh start for my new life that i am working very hard to get towards with school and work, i work 50 hrs a week as AGM and do about 20-30 hrs of school work, my heart and mind are in the right spot now i just need my financials. I have these cards from the last few years and i have been applying for student loans (needed) and also for other companies and financial institutions for private loans for school as well as a few private for consolidation. this is why there are inquiries, i also have a new apt and that is one of them as well. I do not personally have 19 lines of credit, me and my father have the same name except for our middle name and some of his things are located on my report because he added me to help with my score a long time ago, but another reason i have so many lines is because when i was in school at ISU my mother and i looked for the loans with the lowest rate at the time and that ended up being like 7 or 8 different companies at the times that they were needed. Im just looking for some help, i make good money but paying down these cards the normal way i will be forced to pay so much more and not able to save, i have the money and the delinquincy is never an issue, i had that one problem because they were suppose to defer my loans but they lost the paperwork. I will be on time with all my payments for i set up direct withdrawal for everything, and make enough to where it will not be an issue, im just trying to start over and make a new life for myself so when i do start a family i can say i started it correctly. I thank you for your question and for your help beforehand, God Bless you and if you have any more questions please feel free to ask me!
How and when do you plan on getting your CPA license? What level of college degree do you have?	I am in classes now i will be done in a year and a half i have a bachelors of science in Art right now

Member Payment Dependent Notes Series 606379

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
606379	$10,000	$10,000	13.72%	1.00%	November 3, 2010	November 12, 2013	November 12, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 606379. Member loan 606379 was requested on October 29, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,083 / month
Current employer:	OMD	Debt-to-income ratio:	6.78%
Length of employment:	6 years	Location:	NEW YORK, NY

Home town:
Current & past employers:	OMD
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 10/29/10 > Hoping to consolidate some debt stemming from my puppy's medical expenses the past few months...some major health problems for the poor pup that I'm still dealing with. It is hard to be a single mom for a puppy. :( Borrower added on 11/01/10 > Some additional basic profile info: I'm in my late 20's, working in advertising in New York. I've been at my company for over 5 years, so I have a very stable job. I've been financially secure up until I brought my dog home and was able to handle the bills for the first couple of months but have outstanding balances now due to some very high bills (one includes a week of hospitalization that cost me over $10,000). I was able to pay most of that but the subsequent vet visits, testing, and treatment also stacked up. Things are more stable now (health-wise), so I'm not continuing to accumulate more debt...just need to pay off the bills from the last few months.

A credit bureau reported the following information about this borrower member on October 29, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2001	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	26	Months Since Last Delinquency:	6
Revolving Credit Balance:	$6,608.00	Public Records On File:	0
Revolving Line Utilization:	53.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is OMD and what do you do there? Will you be paying off any revolving debt besides the puppy bill? What's the story on the delinquency 6 months ago?	I work at an advertising agency on a major client, and I specialize in research. I've been at the company for over five years (and I'm in my late 20's, so for me, it's been quite a while). Most of my puppy bills are on my credit cards, so I will be using the money to pay those off, which include other non-puppy charges as well. I was actually unaware of any delinquency in my credit report 6 months ago (just checked my report a couple of months ago), so looking into that now. I definitely don't have anything in collections or any outstanding payments due to creditors, as I make my monthly payments on time. But, thanks for alerting me to this. Not sure how I missed that.
Would you please list the details of your debts: who you owe, current balance, interest rate, monthly amount paid, and which ones will be paid off by this loan? Also what do you do at your job? Thank you	Thanks for your questions! The money will be used to pay off a couple of credit cards that I split for my puppy medical bills as well as some other charges (for full disclosure!). They are on my American Express Gold card, which is a charge card so no interest. The current balance is a little over $7,000, I've paid the balance in full each month up until now where I'm disputing the higher medical bills with my dog insurance company (go figure...). The other card is Providian (Chase), the interest rate on that is very high (24.99%)...it used to be much lower until Chase took over, at which point I stopped using the card. Unfortunately, I had no choice but to use it to pay for medical care and treatments. The current balance is just under $3,000 and I'm paying about $150 a month on that. The reason I'm not able to pay all of this now is that my monthly rent is over $2,000 (I live in Manhattan). I've been financially secure up until I got my dog, so it's bittersweet...she is the joy of my life but my wallet can't keep up. I specialize in media research at my job. I've been at the same company for over 5 years, and I'm in my late 20s, so hopefully that says a lot (in a good way, of course!).

Member Payment Dependent Notes Series 606510

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
606510	$5,000	$5,000	12.61%	1.00%	November 3, 2010	November 12, 2013	November 12, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 606510. Member loan 606510 was requested on October 29, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,333 / month
Current employer:	Sunnrise Asiisted Living	Debt-to-income ratio:	8.16%
Length of employment:	6 years	Location:	crystal lake, IL

Home town:
Current & past employers:	Sunnrise Asiisted Living
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 10/29/10 > verified E-mail Borrower added on 10/29/10 > verified account

A credit bureau reported the following information about this borrower member on October 29, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1997	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	2
Total Credit Lines:	22	Months Since Last Delinquency:	10
Revolving Credit Balance:	$4,325.00	Public Records On File:	1
Revolving Line Utilization:	24.40%	Months Since Last Record:	104
Inquiries in the Last 6 Months:	3

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at Sunnrise Asiisted Living?	Type your answer here. I am the chef. In charge of the dining department
You initially selected 3-yrs loan term repayment. In YEARS, How long do you realistically anticiapte to service (keep active) this loan before it is paid off? i.e., 2 to 3 years? 1 to 2 yrs? etc.	1-2 yrs. No longer than 24 months

Member Payment Dependent Notes Series 606512

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
606512	$8,300	$8,300	12.61%	1.00%	November 3, 2010	November 12, 2015	November 12, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 606512. Member loan 606512 was requested on October 29, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,126 / month
Current employer:	Honeywell Intl. Inc.	Debt-to-income ratio:	24.52%
Length of employment:	10+ years	Location:	Gardendale, TX

Home town:
Current & past employers:	Honeywell Intl. Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 10/29/10 > This loan will lower my monthly interest payments by $50 a month, thus allowing me to tackle a couple of other creditors.

A credit bureau reported the following information about this borrower member on October 29, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1995	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$11,057.00	Public Records On File:	0
Revolving Line Utilization:	65.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at Honeywell Intl. Inc.?	Design control applications for HVAC equipment, generate drawings for electricians to install. Write programs and start up and tune systems. Also create graphics on servers that monitor the same equipment.
Could you please elaborate what you plan on using the requested funds for?	I'm consolidating 3, closed, credit cards whose interest rates are in excess of 22 percent annual.

Member Payment Dependent Notes Series 606520

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
606520	$2,000	$2,000	5.79%	1.00%	November 3, 2010	November 12, 2013	November 12, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 606520. Member loan 606520 was requested on October 29, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,250 / month
Current employer:	U.S. Government	Debt-to-income ratio:	23.94%
Length of employment:	3 years	Location:	West Seneca, NY

Home town:
Current & past employers:	U.S. Government
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on October 29, 2010:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2000	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	35	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 606539

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
606539	$5,300	$5,300	10.36%	1.00%	November 3, 2010	November 12, 2013	November 12, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 606539. Member loan 606539 was requested on October 29, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,250 / month
Current employer:	Citimortgage	Debt-to-income ratio:	10.78%
Length of employment:	2 years	Location:	northville, MI

Home town:
Current & past employers:	Citimortgage
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on October 29, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1997	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	38	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,388.00	Public Records On File:	1
Revolving Line Utilization:	40.80%	Months Since Last Record:	85
Inquiries in the Last 6 Months:	4

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at Citimortgage and where did you work prior to that?	I am a mortgage loan consultant. I have been employed for 2 years. Before I was in beverage sales for five years as a marketing representative.
Hello, Can you please detail the terms (amount and interest rate) of all the debt(s) you are looking to consolidate? Secondly, has anything occurred to avoid accruing new debt?	Certainly. I would like to consolidate three credit cards. Their interest rates are 20%, 17%, and 0%. I need to pay these off as quickly as possible s may have the oppourtunity to purchase a home. My position at work has increased my income exponentially thereby eliminating the need to use credit cards and other forms of debt.
So do you plan on paying off this LendingClub loan quicker than the three year term?	Ideally I would like to pay it off within 2 years as i continue to experience increases in monthly income. My long term goal is to acquire financing to purchase a home. My monthly debt to income ratio is greater my chances of getting a mortgage will become greater. If I need the payment flexibility that I would recieve from this loan I will initiate that to my advantage. Otherwise I believe this loan will be paid off within 3 years.

Member Payment Dependent Notes Series 606546

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
606546	$5,000	$5,000	6.91%	1.00%	November 4, 2010	November 12, 2013	November 12, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 606546. Member loan 606546 was requested on October 29, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,650 / month
Current employer:	BHPBilliton	Debt-to-income ratio:	13.86%
Length of employment:	3 years	Location:	Waterflow, NM

Home town:
Current & past employers:	BHPBilliton
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 10/30/10 > I am still paying off my College credit cards. With this loan I will be able to pay it off faster. The monthly payments for this loan is lower than I am currently paying so I will be able to make payment with no problem. With a lower payment it will give me extra for the holidays. This will be good for my wife and kids.

A credit bureau reported the following information about this borrower member on October 29, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1997	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	2
Total Credit Lines:	21	Months Since Last Delinquency:	7
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do in your job at BHPBilliton?	I am an Environmental Specialist.

Member Payment Dependent Notes Series 606559

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
606559	$10,000	$10,000	14.83%	1.00%	November 4, 2010	November 15, 2013	November 15, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 606559. Member loan 606559 was requested on November 1, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$4,833 / month
Current employer:	Bank of America	Debt-to-income ratio:	21.91%
Length of employment:	8 years	Location:	PACOIMA, CA

Home town:
Current & past employers:	Bank of America
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 1, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1999	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$16,629.00	Public Records On File:	0
Revolving Line Utilization:	91.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Can you list the debts (amounts) you are carrying?	1) 5,000 2) 5,000
Can you list the debts (amounts) you are carrying?	1) 5,000 2) 5,000 3) 1,500
Hi Very interested in funding your loan. What are your debts and interest rates? Your credit report says you have $16k in revolving debt (which usually means credit cards) Do you have a mortgage? If so, how much do you owe on it and how much does zillow say your home is worth? Thanks!	$10K will cover high interest credit cards (25% or higher) the remaining debt has lower manageable rates. No mortgage.
Just to clarify because I want to fund your loan. If your credit report was showing an amount greater than what you listed, is the credit report incorrect?	The credit report is correct I'm only requesting 10k to consolidate those debts with high rates (> 25%). The remaining debt is manageable.
Would you please list the details of your debts: who you owe, current balance, interest rate, monthly amount paid, and which ones will be paid off by this loan? Also what do you do at your job? Thank you	Paying off (2) high interest (>25% apr) credit cards totaling $10k.Combined monthly payment is $300 minimum.

Member Payment Dependent Notes Series 606603

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
606603	$4,000	$4,000	9.62%	1.00%	November 5, 2010	November 13, 2013	November 13, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 606603. Member loan 606603 was requested on October 30, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,000 / month
Current employer:	US Army	Debt-to-income ratio:	19.25%
Length of employment:	7 years	Location:	Mechanicsville , VA

Home town:
Current & past employers:	US Army
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on October 30, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2003	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	20	Months Since Last Delinquency:	17
Revolving Credit Balance:	$3,591.00	Public Records On File:	0
Revolving Line Utilization:	26.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
How long do you plan on staying in the Army?	As long as I remain fit and able bodied. I plan on making a good career out of it.

Member Payment Dependent Notes Series 606619

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
606619	$8,000	$8,000	6.17%	1.00%	November 4, 2010	November 13, 2013	November 13, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 606619. Member loan 606619 was requested on October 30, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,833 / month
Current employer:	Genuine Parts	Debt-to-income ratio:	12.60%
Length of employment:	10+ years	Location:	PISCATAWAY, NJ

Home town:
Current & past employers:	Genuine Parts
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/01/10 > i need this loans so that i can pay off me debits and maybe get back with my wife. Please halp me.

A credit bureau reported the following information about this borrower member on October 30, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1995	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,610.00	Public Records On File:	0
Revolving Line Utilization:	25.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is Genuine Parts and what do you do there?	genuine parts is the owner of NAPA. we sell auto parts.

Member Payment Dependent Notes Series 606632

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
606632	$2,000	$2,000	6.17%	1.00%	November 3, 2010	November 13, 2013	November 13, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 606632. Member loan 606632 was requested on October 30, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$4,333 / month
Current employer:	allstate insurance	Debt-to-income ratio:	17.06%
Length of employment:	10+ years	Location:	ROYAL OAK, MI

Home town:
Current & past employers:	allstate insurance
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 10/30/10 > thank you

A credit bureau reported the following information about this borrower member on October 30, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1988	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	45	Months Since Last Delinquency:	75
Revolving Credit Balance:	$22,555.00	Public Records On File:	0
Revolving Line Utilization:	66.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do for allstate insurance?	Type your answer here. I work in the claims department i am a auto claims adjuster
What will this loan money be used for, specifically? Thanks.	Type your answer here. medical bills i had to have some unexpected surgery eye surgery so i am trying to clear up the expense that insurance did not cover...
I'd like to invest in your loan, but I need answers to these 5 questions first: 1. Do you owe any mortgage on your house? What are your monthly payments? 2. Do you hold the deed/title to the house (a) in your name, (b) with a spouse, or (c) what is your relationship to the person who holds the deed? 3. Do you have a Home Equity Line of Credit (HELOC)? If so, for how much? 4. What is the current valuation of your home on zillow.com? 5. How long have you lived in your current home? Thanks much, and I look forward to supporting you on this loan.	Type your answer here.1 yes i have a mortgage a condo monthly payments 1400.00, 2. yes i hold the deed in my name just myself no one else. 3 no heloc 4 . i do not know the value of the condo 5 i have lived here 11 years

Member Payment Dependent Notes Series 606690

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
606690	$6,000	$6,000	6.17%	1.00%	November 9, 2010	November 13, 2013	November 13, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 606690. Member loan 606690 was requested on October 30, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,000 / month
Current employer:	AT&T	Debt-to-income ratio:	2.04%
Length of employment:	10+ years	Location:	Dallas, TX

Home town:
Current & past employers:	AT&T
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on October 30, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1984	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,239.00	Public Records On File:	0
Revolving Line Utilization:	60.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is the purpose of this loan?	Type your answer here. Funeralis is a made up word to describe the travel and legal expenses incurred as a result of a death in the family.
Could you answer couple of questions: 1) Your monthly income is $65K, is this true or a typo ? 2) What is your position at AT & T ? thanks for taking time to answering these queries.	Type your answer here. It must be a typo. My bi-weekly income is around $3,000.00.
What is this loan for? Do you plan on holding it to term?	Type your answer here. The purpose of this loan is to cover travel and legal expenses incurred as a result of a death in the family. After I receive this loan I will want to rebuild my savings and have some liquidity before paying the loan off.

Member Payment Dependent Notes Series 606714

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
606714	$10,000	$10,000	5.42%	1.00%	November 8, 2010	November 13, 2013	November 13, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 606714. Member loan 606714 was requested on October 30, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,333 / month
Current employer:	n/a	Debt-to-income ratio:	3.19%
Length of employment:	10+ years	Location:	Beaverton, OR

Home town:
Current & past employers:	n/a
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on October 30, 2010:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1994	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,770.00	Public Records On File:	0
Revolving Line Utilization:	23.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is the source of your income?	Consultant for Canadian company for 12 Years now.

Member Payment Dependent Notes Series 606728

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
606728	$12,000	$12,000	14.83%	1.00%	November 5, 2010	November 13, 2015	November 13, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 606728. Member loan 606728 was requested on October 30, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,000 / month
Current employer:	Progressive Insurance	Debt-to-income ratio:	17.75%
Length of employment:	9 years	Location:	Colorado Springs, CO

Home town:
Current & past employers:	Progressive Insurance
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on October 30, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1999	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	35	Months Since Last Delinquency:	11
Revolving Credit Balance:	$14,628.00	Public Records On File:	0
Revolving Line Utilization:	48.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at Progressive Ins? Please list your monthly expenses (amounts). Please list details of your debts, for example: CC#1, Owe $2018, APR 21.5%, monthly payment $60. Please list specifically what this loan will be used for - if used to pay of some credit cards or loans, list which debts (amounts). Your credit report shows you had a "delinquency" almost a year ago. Please describe what happened, and how it was resolved.	Monthly expenses- Mortgage- $744.00 Home owners Assoc. $156.00 Utilities $80-120 cable/internet $85 Cell phone $90 CC Citi $2700- min $85 APR 17.9% (will) CC Citi $1800- min $70 APR 15.9% (will) CC Chase #1 $3712.58 min $125 APR 29.99% (will) CC Chase #2 $2092.55 min $ 100 APR 29.99% (will) CC Chase #3 $1378.68 min $ 66.00 APR 29.99% (will) CC Discover $5200 min $106 APR 0% until 2/10 (some) The delinquency on my credit report from last year was a misunderstanding from GE money loc- I paid off the loan (at least I thought I did) and there was a balance of approx $80 left- I did not receive a final bill or a phone call from them unknowing that there was an outstanding balance. I paid the balance as soon as I knew it was outstanding.
I am interested in funding your loan. Since this is a debt consolidation loan, please list each of your debts (types/balances/APRs) and identify which ones on the list *will* as well as which ones *won't* be paid off with this loan. Thank you in advance. ~CriticalMiss	Please see previous anwswered questions.
Would you please list the details of your debts: who you owe, current balance, interest rate, monthly amount paid, and which ones will be paid off by this loan? Also what do you do at your job? Thank you	Please see previously answered questions.
Position (Job/What you do) for employer? a-n-d You initially selected 5-years term loan repayments. In YEARS, How long do you realistically expect to service (keep paying) on this loan before loan is paid off? i.e, 4 to 5 yrs? 3 to 4 yrs? 2 to 3 yras? etc.	I am a claims adjuster for Progressive Insurance. I am expecting to pay 3-4 years on this loan. I want to get it paid back as quickly as possible.

Member Payment Dependent Notes Series 606730

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
606730	$2,000	$2,000	9.99%	1.00%	November 4, 2010	November 13, 2013	November 13, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 606730. Member loan 606730 was requested on October 30, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,300 / month
Current employer:	Dept of Veterans Affairs	Debt-to-income ratio:	13.53%
Length of employment:	10+ years	Location:	Hudson, FL

Home town:
Current & past employers:	Dept of Veterans Affairs
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 10/30/10 > Have a loan,bought a very good boat, but need to upgrade engine. Loan is to to buy and have newer engine installed. Boat valued at over 20,000 Borrower added on 10/30/10 > upgrading engine in a Grady White cabin cruiser boat.

A credit bureau reported the following information about this borrower member on October 30, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1993	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,444.00	Public Records On File:	0
Revolving Line Utilization:	70.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Can you please specify the terms (length, amount, and rate) of your existing debt for the boat itself?	Type your answer here. I have a loan of about 6800.00 on the boat, payments are 230.00 per month, pay off in 2.5 years.

Member Payment Dependent Notes Series 606844

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
606844	$10,000	$10,000	15.20%	1.00%	November 8, 2010	November 17, 2013	November 17, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 606844. Member loan 606844 was requested on November 3, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,583 / month
Current employer:	m d anderson cancer center	Debt-to-income ratio:	19.37%
Length of employment:	3 years	Location:	Houston, TX

Home town:
Current & past employers:	m d anderson cancer center
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on October 30, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2007	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$15,480.00	Public Records On File:	0
Revolving Line Utilization:	58.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Can you list the debts (amounts) you are carrying?	4 different credit cards. 1. 1500+ 2. 5800+ 3. 6800+
What is the current rate and amounts owed on the debt you wish to consolidate?	I have close to 10000 dollars in debt.. four different cards.. lowest APR is 9.99. Otners are higher. Just want to get everything under one account and pay it off ASAP
What is your position at MD Anderson Cancer Center?	clinical cell therapy specialist
If you have a credit card rate of around 10% what good is it to take a loan for 15%??	i wish i could have transferred the other balances to that credit card. Unfortunately, the credit limit is low on that one. In addition, if i pay 347 a month ( for what i am applying now for 15%), i just have to make one single payment which is more organized, and in the long run , i do not end up paying much more. I might even pay this off early. I hope this makes meaning. Thanks for your enquiry though.

Member Payment Dependent Notes Series 606980

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
606980	$13,200	$13,200	6.17%	1.00%	November 8, 2010	November 14, 2013	November 14, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 606980. Member loan 606980 was requested on October 31, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,250 / month
Current employer:	Ernst & Young LLP	Debt-to-income ratio:	2.94%
Length of employment:	3 years	Location:	Rego Park, NY

Home town:
Current & past employers:	Ernst & Young LLP
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 10/31/10 > I intend on using this loan to pay off my credit card debt so that I have one easy payment at a reasonable rate. I am always on time with my bill payments and my credit score of 735 is a testament to that fact. I am a newly promoted senior at Ernst & Young LLP, making 75,000 annually. I intend to pay off this loan with 2-3 years.

A credit bureau reported the following information about this borrower member on October 31, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2001	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,290.00	Public Records On File:	0
Revolving Line Utilization:	22.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What are your $ monthly costs (rent, car, utilities, any CC debt/loans not replaced by this loan, insurance, phone/cable/internet, food, gym, childcare/tuition costs as applicable)? Thanks for your answer to this Q	Hello, My monthly expenses are as follows: Rent: 1,000 Utilities: 175-200 Phone/cable/ Internet/others: 380-450 Food: 250 Gym/Church/Charity: 150 Credit Card monthly payment (that this loan would pay off): 1,006 Please let me know if you have additional questions. Thanks
Could you please explain your job at Ernst & Young LLP? Thank you.	I am a Senior Tax Accountant specializing in Corporate and International Tax Compliance. Thank You

Member Payment Dependent Notes Series 606998

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
606998	$2,500	$2,500	10.36%	1.00%	November 8, 2010	November 14, 2013	November 14, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 606998. Member loan 606998 was requested on October 31, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,833 / month
Current employer:	Update Graphics	Debt-to-income ratio:	17.73%
Length of employment:	4 years	Location:	Brooklyn, NY

Home town:
Current & past employers:	Update Graphics
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on October 31, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1987	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	69
Revolving Credit Balance:	$943.00	Public Records On File:	0
Revolving Line Utilization:	52.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 607017

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
607017	$10,000	$10,000	15.20%	1.00%	November 9, 2010	November 17, 2015	November 17, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 607017. Member loan 607017 was requested on November 3, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,250 / month
Current employer:	Greenhorse, Inc.	Debt-to-income ratio:	17.68%
Length of employment:	5 years	Location:	Kyle, TX

Home town:
Current & past employers:	Greenhorse, Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/03/10 > Want to buy the most beautiful girl in the world the ring of her dreams. I will fund 1/3 of the ring myself. Borrower added on 11/03/10 > I am a successful touring musician and record producer. I have been touring with major national acts for 15 years and have toured with my current organization for 5. I'm want to buy the most beautiful girl in the world the diamond of her dreams for Christmas. I plan to fund 1/3 of the ring myself. I'll give more details on request. Thank you very much for your interest in this loan. Borrower added on 11/03/10 > My annual income averages $75,000 between touring and record production. I have a very close relationship with my current employer so my job is very secure. He has almost legendary status among his fans so he will continue to tour for many years. I am also gaining notoriety for my record production and am gaining clients almost daily.

A credit bureau reported the following information about this borrower member on October 31, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2000	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	28	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$17,512.00	Public Records On File:	0
Revolving Line Utilization:	68.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
So with a $10K loan, and that funding 2/3, could you please elaborate what $15K for a ring buys? Thanks.	1.5-1.75 karat, G-H color, VS-2, ideal cut, GIA certified round solitaire diamond in a platinum Pav?? wedding set.
Could you list your monthly expenses that way we can see how this loan fits into your budget?	Mortgage=1032 Vehicle=551 Gasoline=240 Utilities=450 Phone=120 Credit Cards=750 Food=500 Entertainment=400 Total=4043 Monthly Income=6250 Difference=2207
is the monthly income before or after taxes?	That is take-home. An average of my salary from my employer from which taxes are witheld and 70% of my income as a producer.
If you could verify your income you will be able to attract many more lenders. Please do so. Thanks.	How do I go about that? FAQ says I must be contacted by Lending Club first. My credit has been approved.

Member Payment Dependent Notes Series 607030

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
607030	$10,000	$10,000	9.99%	1.00%	November 3, 2010	November 14, 2013	November 14, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 607030. Member loan 607030 was requested on October 31, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,833 / month
Current employer:	University of Kansas	Debt-to-income ratio:	14.30%
Length of employment:	5 years	Location:	Lawrence, KS

Home town:
Current & past employers:	University of Kansas
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/01/10 > Just wanted to fill out my monthly budget, in case anyone was curious: Expenses: Mortgage: 1015.94 Student Loan: 100 Gas / Electricity: 220 Internet / Cable: 70 Water / Trash: 75 Car Payment / Insurance: 300 Total: 1781 Income: Salary - 2,375 (1180 bi - weekly) Rent - 900 (partner living with me not on mortgage) Total: $3275 Difference between salary fixed expense: $1494 Borrower added on 11/01/10 > Also wanted to add been at my job, webdesigner for University of Kansas for 6 years - looking at a likely raise in the next year, the good news is they are very dependent on me. And I'm not great at selling myself but I make a great borrower, so please invest in me!

A credit bureau reported the following information about this borrower member on October 31, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1999	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	51
Revolving Credit Balance:	$9,346.00	Public Records On File:	0
Revolving Line Utilization:	38.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do for the University of Kansas?	I am a webdesigner for a research institute that studies human development and disabilities.
I am interested in funding your loan. Since this is a debt consolidation loan, please list each of your debts (types/balances/APRs) and identify which ones on the list *will* as well as which ones *won't* be paid off with this loan. Thank you in advance. ~CriticalMiss	Great - CriticalMiss, Commerce Bank Visa - $4,200 - 15%APR CitiBank - $3,900 - 0% (until Dec, then 17% APR) Discover - $1,700 - 13% APR I will be paying off all of the debts with this loan. I purchased a home last June and there were a number of expected and unexpected expenses as a result. I'm done with juggling 3 cards with variable APRs! I'm looking forward to one automatic payment with a plan set forth for ending all the unsecured debt all together. Thanks for your question!
Poisition at U of KS? a-n-d You initially selected 3-yrs loan term repayment. In YEARS, How long do you realistically anticiapte to service (keep active) this loan before it is paid off? i.e., 2 to 3 years? 1 to 2 yrs? etc.	I'm a webdesigner, media specialist. I am planning on going for most of the 3 years.

Member Payment Dependent Notes Series 607099

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
607099	$4,200	$4,200	9.62%	1.00%	November 3, 2010	November 14, 2013	November 14, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 607099. Member loan 607099 was requested on October 31, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,400 / month
Current employer:	n/a	Debt-to-income ratio:	17.38%
Length of employment:	n/a	Location:	west babylon, NY

Home town:
Current & past employers:	n/a
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 10/31/10 > TO PAY OFF: Victoria Secret, BB Mastercard, Kohls, Bill me later, Amazon Borrower added on 10/31/10 > Work F/T. Bills paid on time. Borrower added on 10/31/10 > Job is stable- F.T Au Pair. Borrower added on 11/02/10 > Plan to pay off loan in a year and a half or less.

A credit bureau reported the following information about this borrower member on October 31, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2005	Delinquent Amount:	$0.00
Open Credit Lines:	17	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	33	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,345.00	Public Records On File:	0
Revolving Line Utilization:	8.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
How long have you been working in your current position?	Since April of 2008.

Member Payment Dependent Notes Series 607126

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
607126	$8,000	$8,000	15.57%	1.00%	November 3, 2010	November 14, 2015	November 14, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 607126. Member loan 607126 was requested on October 31, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,333 / month
Current employer:	state of florida	Debt-to-income ratio:	14.92%
Length of employment:	10+ years	Location:	tallahassee, FL

Home town:
Current & past employers:	state of florida
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on October 31, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1980	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	78
Revolving Credit Balance:	$38,774.00	Public Records On File:	0
Revolving Line Utilization:	84.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do for the state of florida?	Type your answer here. Economist with the state for 30 years...long time...SM
Would you mind giving us a brief description of your duties, how long you've worked for your current employer, and how long you've worked in your chosen field? (please note: not phishing for personal info here, just want an idea of your employment & employment history.) Also, would you mind verifying your employment and income with Lending Club? I ask for 3 reasons: 1) makes investors feel more secure in their investment, 2) increases your chance of getting a fully funded loan, 3) your loan app gets funded faster. So it benefits us both. LC's support staff can be reached at "support@lendingclub.com" or (866) 754-4094. They will direct you on the specifics of how to do this, but it only involves sending a copy of your pay stubs or electronic deposit receipts. Best of luck with your application!	Type your answer here. Economist with the state of florida for 30 years...family income 100+.

Member Payment Dependent Notes Series 607133

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
607133	$5,000	$5,000	6.91%	1.00%	November 5, 2010	November 14, 2013	November 14, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 607133. Member loan 607133 was requested on October 31, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,417 / month
Current employer:	USPS	Debt-to-income ratio:	12.78%
Length of employment:	3 years	Location:	Wiley Ford, WV

Home town:
Current & past employers:	USPS
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on October 31, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1997	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,104.00	Public Records On File:	0
Revolving Line Utilization:	67.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at USPS?	I am a mail handler. I load and unload the trucks on the dock.
Is $7417 your own income or combined household income?	Mine. My spouse's is approx 2000 monthly for a total of 9417.

Member Payment Dependent Notes Series 607137

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
607137	$5,000	$5,000	9.25%	1.00%	November 3, 2010	November 14, 2013	November 14, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 607137. Member loan 607137 was requested on October 31, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,400 / month
Current employer:	Check into Cash	Debt-to-income ratio:	10.36%
Length of employment:	< 1 year	Location:	Arlington, TX

Home town:
Current & past employers:	Check into Cash
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/02/10 > This Loan will be payed back within several months if not sooner.Thanks for your help!

A credit bureau reported the following information about this borrower member on October 31, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2003	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,784.00	Public Records On File:	0
Revolving Line Utilization:	63.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at Check into Cash and where did you work prior to that?	Hello, I process loan payments and I was and am a student

Member Payment Dependent Notes Series 607142

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
607142	$12,250	$12,250	14.83%	1.00%	November 8, 2010	November 16, 2015	November 16, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 607142. Member loan 607142 was requested on November 2, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,896 / month
Current employer:	Bank of America	Debt-to-income ratio:	18.53%
Length of employment:	10+ years	Location:	Charlotte, NC

Home town:
Current & past employers:	Bank of America
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/04/10 > I anticipate to pay this loan off in 3 1/2 to 4 years.

A credit bureau reported the following information about this borrower member on October 31, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1996	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	44	Months Since Last Delinquency:	17
Revolving Credit Balance:	$3,427.00	Public Records On File:	0
Revolving Line Utilization:	74.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
1. Can you detail the loans you are looking to consolidate? 2. Please explain the deliquency. 3. What are your current monthly expenses? 4. Do you plan on paying this loan early? Thanks	I will be paying off all my debt except for one personal loan that is more than what I was approved for. I will be paying off credit cards, and one other personal loan. This will leave me with paying this loan and the one personal loan. I have no bills that are deliquent, but I want to narrow down the amount of bills that I pay each month, except for my mortgages and student loan. My current monthly expenses are cell phone, household ultilties, car insurance, and life insurance. Yes, I plan to pay this loan off early, at least 3 1/2 to 4 years, but before the 5th year
What is your position (Job/What you do) for BAC? a-n-d You initially selected 5-years term loan repayment. In YEARS, how long do you realistically anticiapte servicing (keeping active) this loan before paid-in-full? i.e., 4 to 5 yrs? 3 to 4 yrs? 2 to 3 yrs? etc. Thanks for reply.	I'm a Operations Team Manager, where we process checks for the banking centers. I anticipate repaying the loan off in 3 1/2 to 4 years.
Please answer question: What was the delinquency 17 months ago? Please also provide, individually, for EACH of the debts you plan to use this loan to pay off, the APR for each of them. Some LC borrowers pay off 9% devt with 15% LC debt to enable "one easy monthly payment," and I am interested to know if this is your plan.	I had a student loan that was delinquent because of my pay schedule, now I have set up online payments and never been late since. Bank of America loan, APR 7%, Bank of America credit card, APR 3.25%, and Brylane Home credit card, APR 10.0%, these accounts are in a debt program, so that's why the APR's are low. That is what I want one monthly payment and to get rid of the debt program off my credit report because that is sometimes looked at as a negative impact.
Can you please list out your debt, the amount you owe, monthly payments and current interest rates.	Credit Cards: $85.53, Payment $10.00, APR 23.99%; $1516.96, Payment $61.00, APR 22.8%; $142.00, Payment $15.00, APR 14.90; $1571.04, Payment $47.00, APR 25.24; $1680.47, Payment $52.00, APR 3.25%; $242.04, Payment $16.00, APR 10% Loans: $3654.64, Payment $106.00, APR 7%; $12,398.98, Payment $238.00, APR 9% All the debt above will be paid off for the exception of the loan with a balance of $12,398.98
Home value and mortgage balance, please?	I have two mortgages valued at $134,100. Home value is $120, 000

Member Payment Dependent Notes Series 607179

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
607179	$5,500	$5,500	12.61%	1.00%	November 8, 2010	November 14, 2013	November 14, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 607179. Member loan 607179 was requested on October 31, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,000 / month
Current employer:	Columbia University	Debt-to-income ratio:	2.60%
Length of employment:	1 year	Location:	New York, NY

Home town:
Current & past employers:	Columbia University
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on October 31, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2007	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	5	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,935.00	Public Records On File:	0
Revolving Line Utilization:	46.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 607194

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
607194	$11,000	$11,000	12.98%	1.00%	November 3, 2010	November 14, 2013	November 14, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 607194. Member loan 607194 was requested on October 31, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$10,417 / month
Current employer:	BAE Systems	Debt-to-income ratio:	13.55%
Length of employment:	1 year	Location:	reston, VA

Home town:
Current & past employers:	BAE Systems
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on October 31, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2000	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	38	Months Since Last Delinquency:	44
Revolving Credit Balance:	$23,600.00	Public Records On File:	0
Revolving Line Utilization:	64.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at BAE Systems and where did you work prior to that?	Analyst. Before I was with ABSC. A company similar to BAE.

Member Payment Dependent Notes Series 607202

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
607202	$4,000	$4,000	12.61%	1.00%	November 3, 2010	November 14, 2015	November 14, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 607202. Member loan 607202 was requested on October 31, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,083 / month
Current employer:	Elden's Food fair	Debt-to-income ratio:	23.42%
Length of employment:	5 years	Location:	Alexandria, MN

Home town:
Current & past employers:	Elden's Food fair
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 10/31/10 > I plan on using the funds to pay off credit cards. I have a great job that iv'e been at for over 5yrs now. I work with great people and love it. I recentlybought a house about 2 years ago. I pay my bills on time and a hard worker.

A credit bureau reported the following information about this borrower member on October 31, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1998	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	61
Revolving Credit Balance:	$6,125.00	Public Records On File:	0
Revolving Line Utilization:	49.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at Elden's Food fair?	I work in The Produce Department. We get produce shipments 4 days a week and have to unload them and arrange them in cooler. Once that is donei stock produce on the sales floor and help shoppers as needed. Also from spring until late fall i work outside with flowers. I water, condense, fill in and help customers if they have questions. And right now we are just getting rid of the pumpkins that we just got this fall.

Member Payment Dependent Notes Series 607203

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
607203	$9,000	$9,000	13.72%	1.00%	November 3, 2010	November 14, 2013	November 14, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 607203. Member loan 607203 was requested on October 31, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,750 / month
Current employer:	CM Mitchel Inc	Debt-to-income ratio:	13.58%
Length of employment:	5 years	Location:	Signal Hill, CA

Home town:
Current & past employers:	CM Mitchel Inc
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 10/31/10 > I plan to pay off my high intrest B of A Credit card a long with some minor home improvements(carpet, paint, ect). What makes me a good borrower is that I pay on time. I have no late pays on my credit report(8 years) and no collections. I have stable employment of over 5 years. And I've been in the same business for over 13 years.

A credit bureau reported the following information about this borrower member on October 31, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1985	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	33
Revolving Credit Balance:	$3,890.00	Public Records On File:	0
Revolving Line Utilization:	92.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do in your job at CM Mitchel Inc?	I manage a team of fifteen licensed agents. Our office is a full service agency. We offer services in Property Management, Personal and Corporate Taxes, Real Estate Sales and Notary Services. Thank you for your consideration.

Member Payment Dependent Notes Series 607235

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
607235	$7,800	$7,800	15.95%	1.00%	November 5, 2010	November 14, 2015	November 14, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 607235. Member loan 607235 was requested on October 31, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$10,000 / month
Current employer:	Armedia LLC	Debt-to-income ratio:	13.03%
Length of employment:	1 year	Location:	Washington, DC

Home town:
Current & past employers:	Armedia LLC
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/02/10 > In addition to paying off my medical loans a intend to use the remaining amount to consolidate/pay down several other, more common debts. I listed the purpose as "Medical expenses" only because wasn't an option for multiple choices. Borrower added on 11/03/10 > Please allow me to correct the grammar and syntax of the above statement; I was extremely tired when the statement was written: In addition to paying off my medical loans, I intend to use the remaining amount to pay down several other, more common debts that have high interest rates. I listed the purpose as "Medical expenses", because they are my prime concern at the moment. I consider myself a good borrower and good risk because I am now with a good company that is extremely stable, that pays well, and provides well-defined opportunities for bonuses. That company, Armedia LLC, is one of the most successful (8)a Veteran owned Small Businesses in the federal contracting domain. It is in great demand for partnership as a subcontractor for such companies as Lockheed and SAIC. It has existed for over 8 years and was founded by three gentlemen who were former prinicpal consultants at Sapient.

A credit bureau reported the following information about this borrower member on October 31, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1989	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	27
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at Armedia LLC?	I hear CriticalMiss, Thank you for taking an interest in my loan request. At Armedia LLC, I work as a Records and Enterprise Content Management Subject Matter Expert and as a Business Analyst. The firm services Federal Government agencies and some commercial accounts.
What did you do prior to Armedia LLC? Are you the sole wage earner in your household?	Hi KandN, Thank you for your interest in my loan application. Prior to Armedia, I worked as a Records Specialist at a company called Oce Business Services. Yes, I am the sole wage earner in my household. I am not married and have no partner.
Can you list the debts (amounts) you are carrying?	Hi Member_742667, thanks for following up on loan application. My current debts are follows (I'll provide the debt and monthly payments) : 2 student loans -- one for $76,535.00 and $670 a month and one for $18,665.00 for $112.00; one car loan -- $23,925.00 for $561.72 a month; AMEX SignTravel/Extended Pay: $19,236.00 for about $500.00 (it varies up or down but or down by interest rate and monthly due spending); Medical bills: $4,650.00 My medical debts are large, but I applied for a larger loan so that I could take care of them and chip away at one of the other debts (probably AMEX, because it has the highest interest rate.) Regards, Dave
Are the medical bills done with?	Hello again, Member_742667 and thank you again. I hope you received the answer I just sent to your original questions about my debts. I apologize for the delay: I wanted to go to sources and find the specific amounts and could not due that during working hours. If you did not receive that info, please let me know and I'll resend it. Yes, my medical bill are ongoing but the amount that I owe to them is static. This does require some explanation: in my previous company, Oce Business Services, its medical plan paid nearly everything, with a small co-pay. This was because OBS was a 6,000 employee company and took part in the health plan provided by Oce North American, with has, OBS, over 20,000 employees. When I moved to Armedia, my coverage changed drastically. This is because Armedia is a registered "Small Business" under federal guidelines, meaning it cannot have more than 50 employees. Because of this Armedia does not have of the buying power in the insurance market that an Oce North America has. I didn't not realized this different until claims were submitted and the amounts I was responsible for to my caregivers made apparent. (The insurance company would pay a pittance of what was owed; sometimes only 10%, depending on the procedure. I was shocked and in debt, because I had not anticipated such a drastic change in payments; therefore I had not changed my lifestyle to accommodate those bills. Now I have. I am applying for the loan to eliminate that debt with my caregivers, who have graciously and kindly allowed me to carry this amount. However, they too need to be paid, as, of course, they don't work for free and I neither want to take advantage of their generosity or have the money interfere in the caregiver/patient relationship. So, in short, I have the future bills planned for; it is just the past set that I need to get out from under.
Can you list the debts (amounts) you are carrying? Are the medical bills done or will they be ongoing?	Hello again, Member_742667 and thank you again. I hope you received the answer I just sent to your original questions about my debts. I apologize for the delay: I wanted to go to sources and find the specific amounts and could not due that during working hours. If you did not receive that info, please let me know and I'll resend it. Yes, my medical bill are ongoing but the amount that I owe to them is static. This does require some explanation: in my previous company, Oce Business Services, its medical plan paid nearly everything, with a small co-pay. This was because OBS was a 6,000 employee company and took part in the health plan provided by Oce North American, with has, OBS, over 20,000 employees. When I moved to Armedia, my coverage changed drastically. This is because Armedia is a registered "Small Business" under federal guidelines, meaning it cannot have more than 50 employees. Because of this Armedia does not have of the buying power in the insurance market that an Oce North America has. I didn't not realized this different until claims were submitted and the amounts I was responsible for to my caregivers made apparent. (The insurance company would pay a pittance of what was owed; sometimes only 10%, depending on the procedure. I was shocked and in debt, because I had not anticipated such a drastic change in payments; therefore I had not changed my lifestyle to accommodate those bills. Now I have. I am applying for the loan to eliminate that debt with my caregivers, who have graciously and kindly allowed me to carry this amount. However, they too need to be paid, as, of course, they don't work for free and I neither want to take advantage of their generosity or have the money interfere in the caregiver/patient relationship. So, in short, I have the future bills planned for; it is just the past set that I need to get out from under.
Just to clarify, you are not incurring any additional medical bills and just have the ones you need to pay off?	Hi Member_74667, I apologize if I wasn't clear in one of my previous answers. My situation is that I am able to take care of my present medical bills, which will continue for a while longer (unfortunately I'm not sure how long), but have been unable to pay for both those current bills AND the ones I fell behind on. That's why I'm seeking this loan -- to get out from under those older bills, make sure that my caregivers are paid and ensure that my patient-caregiver relationship can continue without interruption. Thank you, Dave

Member Payment Dependent Notes Series 607320

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
607320	$13,750	$13,750	12.61%	1.00%	November 4, 2010	November 15, 2013	November 15, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 607320. Member loan 607320 was requested on November 1, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,500 / month
Current employer:	ELE Wealth Management	Debt-to-income ratio:	24.17%
Length of employment:	2 years	Location:	Detroit, MI

Home town:
Current & past employers:	ELE Wealth Management
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/01/10 > I am a 29 year old Stockbroker working as an the assistant to the President of a large independent firm. I would like to use these funds to consolidate debt that I accumulated during the time I was off work to complete schooling. Evident in my credit report is my consistent and timely payment history. As a financial professional, I know the importance of consolidation to a fixed loan to paying off credit card debt. I have NEVER had delinquencies of any kind added to my credit record, and currently have approximately $11,000 in open revolving credit available to me. I simply no longer want revolving debt. One of my cards' APR is approaching 19%, despite my solid payment history. I am reaping punishment for the poor payment history of others. I have no rent or mortgage payment, as I currently live in my family home. Aside from this loan, I am only obligated to pay some utilities and extras such as cellular phone service. I have life insurance that would cover my debts in the case of my death. I have had unsecured fixed loans in the past (the greatest being $15,000 @ 36 mo term) that I have both paid timely and in full. You will see this on my credit report. I appreciate your consideration and look forward to doing business with you.

A credit bureau reported the following information about this borrower member on November 1, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2000	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$18,731.00	Public Records On File:	0
Revolving Line Utilization:	66.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello, Can you please detail the terms (amount and interest rate) of all the debt(s) you are looking to consolidate? Secondly, has anything occurred to avoid accruing new debt?	One card has a balance of 8300 at a 16% rate, the remaining will go to what is owed on 2 other cards with interest rates of 16% and 19%. This debt was accrued while I was not working and in school. I am now working full time in my career. New debt has not been an issue. I currently have over 10k in revolving credit available to me that I have not used. None of my cards are new. I have not accrued any significant new debt to date, although the credit is available. I would like the loan in order to establish a fixed and consistent payment schedule that will result in my paying off the debt once and for all.

Member Payment Dependent Notes Series 607335

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
607335	$4,000	$4,000	12.23%	1.00%	November 3, 2010	November 15, 2015	November 15, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 607335. Member loan 607335 was requested on November 1, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,167 / month
Current employer:	farm bureau	Debt-to-income ratio:	12.74%
Length of employment:	10+ years	Location:	fenton, MI

Home town:
Current & past employers:	farm bureau
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/01/10 > new kitchen

A credit bureau reported the following information about this borrower member on November 1, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1992	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	33
Revolving Credit Balance:	$946.00	Public Records On File:	0
Revolving Line Utilization:	12.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 607397

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
607397	$4,000	$4,000	8.88%	1.00%	November 4, 2010	November 15, 2013	November 15, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 607397. Member loan 607397 was requested on November 1, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,792 / month
Current employer:	TCS Associates	Debt-to-income ratio:	8.64%
Length of employment:	1 year	Location:	Laurel, MD

Home town:
Current & past employers:	TCS Associates
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/01/10 > I am moving into a better location, closer to work and much less expensive. I need this loan in order to pay for movers and cleaners for my old place, and so that I can buy a couch! Thank you for your consideration!

A credit bureau reported the following information about this borrower member on November 1, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1999	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	38	Months Since Last Delinquency:	18
Revolving Credit Balance:	$2,699.00	Public Records On File:	0
Revolving Line Utilization:	64.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 607432

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
607432	$6,500	$6,500	12.23%	1.00%	November 8, 2010	November 15, 2015	November 15, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 607432. Member loan 607432 was requested on November 1, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,333 / month
Current employer:	Shear Images	Debt-to-income ratio:	18.99%
Length of employment:	8 years	Location:	THURMONT, MD

Home town:
Current & past employers:	Shear Images
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/02/10 > to help me get debt free Borrower added on 11/02/10 > to help me get debt free

A credit bureau reported the following information about this borrower member on November 1, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2003	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	21	Months Since Last Delinquency:	19
Revolving Credit Balance:	$3,173.00	Public Records On File:	0
Revolving Line Utilization:	23.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at Shear Images? Please list all of your debts and what you pay on them monthly. Do you pay more than minimums? Is this a debt consolidation or reduction? If reduction, what measures have you already begund to reduce expenditures and pay down the debt?	i am a hairstylist i have been for 7 and a half of the 8 and a half years i have worked there
Please list all of your debts and what you pay on them monthly. Do you pay more than minimums? Is this a debt consolidation or reduction? If reduction, what measures have you already begund to reduce expenditures and pay down the debt?	American express I owe $1,000 the min is $15 I pay $20 I owe $900 to value city the min is $28 I pay $30 I owe Victorias secret $680 the min is $15 I pay $20 I owe my mom $1500 there is no min I also owe my uncle $2500 there is no min then there are other smaller credit cards I just want one bill as opposed to many this is my best option

Member Payment Dependent Notes Series 607439

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
607439	$25,000	$25,000	19.66%	1.00%	November 8, 2010	November 15, 2013	November 15, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 607439. Member loan 607439 was requested on November 1, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$8,333 / month
Current employer:	Morgan Stanley	Debt-to-income ratio:	12.73%
Length of employment:	4 years	Location:	Staten Island, NY

Home town:
Current & past employers:	Morgan Stanley
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 1, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1993	Delinquent Amount:	$0.00
Open Credit Lines:	18	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	28	Months Since Last Delinquency:	45
Revolving Credit Balance:	$36,644.00	Public Records On File:	0
Revolving Line Utilization:	93.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Please list each debt you plan to pay off, including the name of the creditor, the amount owed, and your current actual monthly payment on each debt. Thank you.	They are both Chase credit cards. I owe $18k on one and $6k on the other. My monthly payments are $600 and $400 respectively.
what is your position at morgan stanley? do you have any reason to suspect you won't be working there in the next 18-24 months?	I am an associate in IT. I have no indication that I would not be working in the next 2 years. I recently got promoted and had mid year reviews that were all above average.
What do you plan to do with your credit cards once you received this loan? Is there any special reason for having such a large amount of debt?	Poor decision making. I havent used a credit card in 6 months and plan on keeping that going unless it is for an extreme emergency. I will also use them apringly just to maintain and try to improve my credit score.
What was your delinquency 45 months ago? Any hopes or plans to buy a home in the foreseeable future?	The deliquency 45 months ago was just an error on my part. I had thought the card was paid off but it carried a balance and I never realized it until I received a phone call. My plan is pay off this loan and buy a home in 2-4 years.
You initially selected a 3-years loan repayment schedule. In YEARS, How long do you realistically anticipate servicing (keeping active) this loan before the loan is paid off? i.e, 2 to 3 yrs? 1 to 2 Yrs? Etc	I would like to pay it off in 2 to 3 years.
You listed $24K in debt but your credit report says you are carrying more than that. So we can get an accurate picture of your financial situation, can you tell us the total debt you are carrying?	My total debt is around $30k. I would use this loan to pay off my 2 biggest cards. The other ones I have been paying down and are almost paid off. There are also student loans included in the remaining $6k.
You haven't given enough info for lenders to feel secure. What plan of action do you have to fall back on in case of unforseen emergencies? Do you have to pay child support, alimony, etc? $8,433 is a lot of money; how did you get in this situation.? Are you aware that your credit score rating will follow you. So, please don't let LC nor we lenders down.	I got in this situation by making bad decisions with credit cards when I was in college and right after college. Stupid purchases. I do not pay alimony or child support or anything along those lines. I am aware that my credit score will follow me, that is why I want to pay these debts off and try to increase it. I have no intentions of letting anyone down. I have some money saved in case of emergencies and I have a 401k plan that gives the option of borrowing against, but that would be used as a last resort.

Member Payment Dependent Notes Series 607447

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
607447	$15,000	$15,000	12.98%	1.00%	November 5, 2010	November 15, 2013	November 15, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 607447. Member loan 607447 was requested on November 1, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,833 / month
Current employer:	US Bank	Debt-to-income ratio:	14.25%
Length of employment:	< 1 year	Location:	minneapolis, MN

Home town:
Current & past employers:	US Bank
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/01/10 > credit card consolidation loan Borrower added on 11/02/10 > no late payments for 8 yrs, 82K salary

A credit bureau reported the following information about this borrower member on November 1, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1994	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	29	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$16,223.00	Public Records On File:	1
Revolving Line Utilization:	76.90%	Months Since Last Record:	100
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 607486

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
607486	$2,400	$2,400	15.57%	1.00%	November 5, 2010	November 15, 2013	November 15, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 607486. Member loan 607486 was requested on November 1, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,333 / month
Current employer:	Morgan Stanley Smith Barney	Debt-to-income ratio:	20.26%
Length of employment:	< 1 year	Location:	Ocala, FL

Home town:
Current & past employers:	Morgan Stanley Smith Barney
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 1, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2003	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,910.00	Public Records On File:	0
Revolving Line Utilization:	95.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 607525

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
607525	$5,000	$5,000	6.17%	1.00%	November 8, 2010	November 15, 2013	November 15, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 607525. Member loan 607525 was requested on November 1, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,000 / month
Current employer:	Vector Marketing	Debt-to-income ratio:	1.95%
Length of employment:	2 years	Location:	Pnte Vedra beach, FL

Home town:
Current & past employers:	Vector Marketing
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 1, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1985	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hi Borrower! can you please explain what your loan is for? Thanks and good luck.	Sure. The loan will go towards the purchase of a car. The interest rates of the lending club are more reasonable than auto loan rates. I previously had a loan with the lending club and I paid it completely off within four months. I like the fact that I can pay the lending loan club loan off sooner than the due day without a prepayment penalty.

Member Payment Dependent Notes Series 607537

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
607537	$10,000	$10,000	12.61%	1.00%	November 5, 2010	November 15, 2013	November 15, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 607537. Member loan 607537 was requested on November 1, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,254 / month
Current employer:	National University	Debt-to-income ratio:	15.44%
Length of employment:	< 1 year	Location:	San Jose, CA

Home town:
Current & past employers:	National University
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/01/10 > I have been steadily employed for the last 5 years, make all my payments on time, and over the minimum payment. This money will help me pay off high interest credit cards. Given the recent credit card legislation some cards raised their interest rates to ridiculous amounts. I recently moved back home to reduce housing costs so my rent is $0.

A credit bureau reported the following information about this borrower member on November 1, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2005	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$11,039.00	Public Records On File:	0
Revolving Line Utilization:	69.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 607551

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
607551	$7,000	$7,000	6.91%	1.00%	November 9, 2010	November 15, 2013	November 15, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 607551. Member loan 607551 was requested on November 1, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,000 / month
Current employer:	SCUHS	Debt-to-income ratio:	7.10%
Length of employment:	3 years	Location:	brea, CA

Home town:
Current & past employers:	SCUHS
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/03/10 > Finally trying to get rid of the last of my high interest debts! Im less than a year shy of finally finishing my education to be a musckuloskeletal radiologist. Im a VERY safe bet ;) Borrower added on 11/05/10 > Right now I pay $600 a month for 2 credit cards each with about $3,500/5000. This loan will allow me consolidate all of my revolving debt an paying off my high-interest credit cards. I have the title to my car, i have 2 very safe sources of income, and nothing but a dog to take care of. Besides my residency salary I also teach multiple classes online for additional income. This loan would allow me to finally get over the hump and allow me to start actually saving and investing as I begin my career!

A credit bureau reported the following information about this borrower member on November 1, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1998	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	27	Months Since Last Delinquency:	48
Revolving Credit Balance:	$7,612.00	Public Records On File:	0
Revolving Line Utilization:	62.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at SCUHS?	I have just completed my last year in a 4 diagnostic imaging residency. So right now I am the senior resident waiting to take my last exam to finally be a radiologist :)
What was the delinquency 48 months ago?	I think it was charge from directv for not returning the cable box.... once they told me about it i returned it and they reversed the charge. That should be it! :)

Member Payment Dependent Notes Series 607566

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
607566	$4,800	$4,800	7.88%	1.00%	November 4, 2010	November 15, 2013	November 15, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 607566. Member loan 607566 was requested on November 1, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,200 / month
Current employer:	KPFF	Debt-to-income ratio:	16.77%
Length of employment:	n/a	Location:	Portland, OR

Home town:
Current & past employers:	KPFF
Education:

This borrower member posted the following loan description, which has not been verified:

I am a structural engineer with some high interest credit card debt that I would like to get rid of as soon as possible. If I get this loan I will be able to cut the interest payments I'm making in half, which will allow me to pay off the balance in a much shorter amount of time. I have a stable income and live simply, with very low rent and monthly bills. Please feel free to ask if you have any other questions.

A credit bureau reported the following information about this borrower member on October 8, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2000	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$19,231.00	Public Records On File:	0
Revolving Line Utilization:	58.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Why was this loan relisted?	I was laid off right around the time of my original loan submittal, and though I was still teaching at a college part-time and receiving unemployment benefits, the unemployment benefits couldn't be counted towards my income/debt ratio, so it was removed. I am now employed at a new engineering firm and making the same salary that I was making at my previous job.
How many months are you now employed at KPFF? Are you employed as structural engineer ?	I was employed at KPFF for over 4 years before being laid off due to lack of work to do. I was working as a structural engineer. I am now working at a different structural engineering firm.

Member Payment Dependent Notes Series 607585

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
607585	$6,000	$6,000	14.46%	1.00%	November 5, 2010	November 15, 2015	November 15, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 607585. Member loan 607585 was requested on November 1, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,417 / month
Current employer:	Abbott	Debt-to-income ratio:	7.29%
Length of employment:	2 years	Location:	Wheeling, IL

Home town:
Current & past employers:	Abbott
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 1, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1997	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	51	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,971.00	Public Records On File:	0
Revolving Line Utilization:	10.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	6

Member Payment Dependent Notes Series 607637

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
607637	$3,000	$3,000	6.54%	1.00%	November 8, 2010	November 15, 2015	November 15, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 607637. Member loan 607637 was requested on November 1, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$4,167 / month
Current employer:	Kuilima Estates West AOAO	Debt-to-income ratio:	6.34%
Length of employment:	7 years	Location:	Kahuku, HI

Home town:
Current & past employers:	Kuilima Estates West AOAO
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/01/10 > Navy reunion that is to be held for former crew members of the USS Gray FF-1054 in which I served aboard from 1975 to 1980 and this is the fifth reunion that will be held in St.Loius MO. Really looking forward to seeing my old shipmates again The last reunion was held in Branson MO.,Two years ago.It's a long trip from Hawaii but would not miss it for the world!

A credit bureau reported the following information about this borrower member on November 1, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1992	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	55
Revolving Credit Balance:	$8,075.00	Public Records On File:	0
Revolving Line Utilization:	31.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 607665

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
607665	$8,000	$8,000	15.95%	1.00%	November 8, 2010	November 15, 2015	November 15, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 607665. Member loan 607665 was requested on November 1, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,500 / month
Current employer:	AngioScore	Debt-to-income ratio:	23.72%
Length of employment:	3 years	Location:	Tracy, CA

Home town:
Current & past employers:	AngioScore
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 1, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2001	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	80
Revolving Credit Balance:	$3,312.00	Public Records On File:	0
Revolving Line Utilization:	73.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello 779509, 1.) What is your position at AngioStore? 2.) Why does your credit report show that you've had 5 inquiries in the last 6 months? Were any of them successful? 3.) How will this loan fit in your monthly budget? Can we count on you to make consistent payments of 194.34 for the next 60 months? What are your total monthly expenses: Housing, Food, Utilities, Healthcare, Childcare, Automobile; will this new loan be managable for you? Please remember that lenders are regular individuals like yourself. We're not a faceless corporation with endless pockets. Your financial well-being means the world to us, so we only wish you well! Thanks for taking the leap, Best of Luck!	1. I am A QA Specialist here at AngioScore 2. Few of them were successful 3. You can count on me to pay my monthly payment on time. Thanks
what are your current fixed monthly expenses?	my fixed monthly expenses including mortgage, car, credit cards, foods, gas and insurance is 2500.

Member Payment Dependent Notes Series 607693

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
607693	$12,000	$12,000	12.98%	1.00%	November 8, 2010	November 15, 2013	November 15, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 607693. Member loan 607693 was requested on November 1, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,250 / month
Current employer:	New York State Finance and Taxation	Debt-to-income ratio:	16.64%
Length of employment:	2 years	Location:	BRONX, NY

Home town:
Current & past employers:	New York State Finance and Taxation
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/01/10 > I wanted to pay off my credits cards with more than 25% interest rate. Thank you for your support and cooperation. I will be faithfull for payment back this loan.

A credit bureau reported the following information about this borrower member on November 1, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2002	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$19,354.00	Public Records On File:	0
Revolving Line Utilization:	87.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What are your budgeted monthly expenses, and total monthly net income? Please list the credit cards you intend to pay off with this loan, along with their current interest rates, balances, and average monthly payments you make on each.	I made $4230 after taxes by month with monthly expenses about $3500. I want to pay off chase credit card for $6032 with 29.99% interest rate, I pay about $215 a month. Citibank card for $2866 with 24.990%, I pay about $90 a month. Hsbc bank card for $1915.23 with 22% interet rate, I pay $60.00 a month. Ge Money bank credit card for $1034 with 29.990% interest rate, I pay $40.00 a month. Thank for your consideration.
What is your position with New York State Finance and Taxation?	I am a Tax auditor.

Member Payment Dependent Notes Series 607708

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
607708	$4,000	$4,000	14.83%	1.00%	November 4, 2010	November 15, 2015	November 15, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 607708. Member loan 607708 was requested on November 1, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,833 / month
Current employer:	Erie Aviation	Debt-to-income ratio:	6.82%
Length of employment:	2 years	Location:	ERIE, PA

Home town:
Current & past employers:	Erie Aviation
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/03/10 > I've been working at my job for 2 years. The purpose of this loan is to buy a car from a private party. I like to pay of my loans as fast as possible. I make around 1500 a month as an Electrical Engineer.

A credit bureau reported the following information about this borrower member on November 1, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2006	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	28
Revolving Credit Balance:	$372.00	Public Records On File:	0
Revolving Line Utilization:	37.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello. What is the purpose of this loan?	Buying a car from a private party.

Member Payment Dependent Notes Series 607753

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
607753	$4,000	$4,000	9.99%	1.00%	November 3, 2010	November 15, 2013	November 15, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 607753. Member loan 607753 was requested on November 1, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,167 / month
Current employer:	Safeway	Debt-to-income ratio:	3.41%
Length of employment:	3 years	Location:	DUBLIN, CA

Home town:
Current & past employers:	Safeway
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 1, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2001	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	16	Months Since Last Delinquency:	3
Revolving Credit Balance:	$4,655.00	Public Records On File:	0
Revolving Line Utilization:	30.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at Safeway?	I actually work for Blackhawk Network. My title is an analyst. My group is operations and I'm under inventory control subdivision. On daily basis I watch orders and make adjustments where necessary. We also do all the orders for the inventory that we receive and then do allocations during holiday peaks.
It looks like you had a delinquency 3 months ago.... Why was that? and what specifically it was for ? Why did it happen. Thanks	I believe you are talking about my Citi credit card. The delinquency happened because a family member needed money (going through a divorce). When that happened Citi put me in a 3 payment plan to get me caught up and I paid the set amount and I am back on track with them.

Member Payment Dependent Notes Series 607800

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
607800	$2,000	$2,000	10.36%	1.00%	November 4, 2010	November 15, 2013	November 15, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 607800. Member loan 607800 was requested on November 1, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,667 / month
Current employer:	Bunge Latin America	Debt-to-income ratio:	13.90%
Length of employment:	2 years	Location:	MIAMI, FL

Home town:
Current & past employers:	Bunge Latin America
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/01/10 > Looking to cancel out American Express charge card that I utilizeda to purchase a plane ticket for my annual vacation. I work in a multinational firm and receive an income of $80k a year. Altogether with international assignments, I've veen with the company for 4 years. Completed my MBA from the top entreprenerial business school in Boston.

A credit bureau reported the following information about this borrower member on November 1, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2005	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,966.00	Public Records On File:	0
Revolving Line Utilization:	43.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 607838

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
607838	$8,000	$8,000	15.57%	1.00%	November 5, 2010	November 15, 2013	November 15, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 607838. Member loan 607838 was requested on November 1, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$7,083 / month
Current employer:	Los Angeles County	Debt-to-income ratio:	10.08%
Length of employment:	4 years	Location:	SOUTH GATE, CA

Home town:
Current & past employers:	Los Angeles County
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 1, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1999	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	48
Revolving Credit Balance:	$27,910.00	Public Records On File:	0
Revolving Line Utilization:	99.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 607844

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
607844	$3,500	$3,500	12.61%	1.00%	November 4, 2010	November 16, 2013	November 16, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 607844. Member loan 607844 was requested on November 2, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,917 / month
Current employer:	National Heritage Academies	Debt-to-income ratio:	9.59%
Length of employment:	7 years	Location:	VANDALIA, OH

Home town:
Current & past employers:	National Heritage Academies
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 2, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1990	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	2
Total Credit Lines:	25	Months Since Last Delinquency:	17
Revolving Credit Balance:	$5,038.00	Public Records On File:	0
Revolving Line Utilization:	63.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hi, I'm interested in funding your loan, can you please describe your delinquencies?	Most occurred back in 2008 when I was in the process of repairing and attempting to sell a rental property. So during a period of about 4 months, I had several additional expenses stretching my household budget.

Member Payment Dependent Notes Series 607881

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
607881	$16,200	$16,200	15.57%	1.00%	November 8, 2010	November 16, 2013	November 16, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 607881. Member loan 607881 was requested on November 2, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,000 / month
Current employer:	Interpolls	Debt-to-income ratio:	13.86%
Length of employment:	2 years	Location:	Los Angeles, CA

Home town:
Current & past employers:	Interpolls
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 1, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1999	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,692.00	Public Records On File:	0
Revolving Line Utilization:	99.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hi. I noticed that you have almost $9,700 in debt however you are borrowing $16,200, what do you plan to do with the rest?	Hi. Thank you for your question. I am not sure why my credit report is showing under $10k. Here is a breakdown of my current credit card balances: 4,778.00 CapitalOne 3,950.00 Chase Slate 4,890.00 Chase Amazon 650.00 UKFCU Visa 14,268.00 Total The net amount of this loan after LendingClub fees is $15,390.00 leaving about $1,122 in remaining funds. My intention was to use any left over money to seed a money market account in order to get away from credit cards altogether. Please let me know if you have any further questions. Regards.
The amount requested is $16,200, but your credit report only shows $10k in debt, why are you requesting so much extra?	Hi. Thank you for your question. I am not sure why my credit report is showing under $10k. Here is a breakdown of my current credit card balances: 4,778.00 CapitalOne 3,950.00 Chase Slate 4,890.00 Chase Amazon 650.00 UKFCU Visa 14,268.00 Total The net amount of this loan after LendingClub fees is $15,390.00 leaving about $1,122 in remaining funds. My intention was to use any left over money to seed a money market account in order to get away from credit cards altogether. Please let me know if you have any further questions. Regards.
1.Please list your monthly expenses by type & amount (mortgage/rent , car, utilities, insurance, phone, internet, food, gym, childcare costs). 2.Please list your loan amounts & interest rates that you will be paying off. 3.Are you the sole wage earner? Thanks.	Hi. Thank you for your question. 1.) I live in a loft with low utilities and many amenities included in rent. I recieve health and dental insurance through my work. My car is paid off and currently still insured under my parents' plan. Monthly Expenses: Rent 1395 Food 400 Utilities Electric 30 Internet 25 Phone 90 Student Loan 140 ____ Total $2080 2.) Credit card balances to be paid off (I am not sure the current interest rates on each but I can request that information if you would like). 4,778.00 CapitalOne 3,950.00 Chase Slate 4,890.00 Chase Amazon 650.00 UKFCU Visa ____ $14,268.00 Total 3.) I am the sole wage earner. Please let me know if you have any additional questions. Regards.
Can you just provide the approximate interest rate on your current credit cards? Thanks.	Chase Slate Card: 17.24% Chase Amazon Card: 13.24% CapitalOne: 17.90% Average APR: 16.13%

Member Payment Dependent Notes Series 607959

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
607959	$1,600	$1,600	12.98%	1.00%	November 4, 2010	November 16, 2013	November 16, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 607959. Member loan 607959 was requested on November 2, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,083 / month
Current employer:	Best Buy	Debt-to-income ratio:	7.10%
Length of employment:	4 years	Location:	Lafayette, LA

Home town:
Current & past employers:	Best Buy
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/02/10 > I need a small loan to repair my car. I am a full time student and work part time to pay my bills. I have no monthly rent payment so i can afford to pay back this loan, I just don't have the cash now.

A credit bureau reported the following information about this borrower member on November 2, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2006	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,522.00	Public Records On File:	0
Revolving Line Utilization:	42.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 608008

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
608008	$11,500	$11,500	12.98%	1.00%	November 8, 2010	November 16, 2013	November 16, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 608008. Member loan 608008 was requested on November 2, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,833 / month
Current employer:	Global Employment Solutions	Debt-to-income ratio:	9.87%
Length of employment:	< 1 year	Location:	Aurora, IL

Home town:
Current & past employers:	Global Employment Solutions
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/02/10 > We are trying to remodel our home to create more living space, right now it's getting cluttered quickly because the rooms are already small and totally lacks closet space everywhere. Both hubby and I have steady jobs, we should be able to repay this loan real soon. The timing of the loan mattered to us, which is why we couldn't wait for the whole-nine-yard bank procedures to be completed for a 15k loan. Thanks for helping us out guys! You Rock. Borrower added on 11/02/10 > We work in the Information technology field as Analysts. Ideally, we'd like to have the full amount to get started on this project by the month end. Project costs about 40k but we are short about 15k actually, so we are totally counting on getting this 11,500 funded in the next couple weeks. Unless people pitch in, our project sadly might not take off. THANK YOU! Borrower added on 11/02/10 > My employment states I have been employed less than 1 year, because i joined this company only a few months back. Until then, i was employed elsewhere. No delinquencies. Never any late payments either.

A credit bureau reported the following information about this borrower member on November 2, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2001	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$47,178.00	Public Records On File:	0
Revolving Line Utilization:	71.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Is your listed income of $8,833/mo. for you only or for both you and your husband? Could you please break down the $47K revolving credit balance by lender and rate?	The listed income is just mine. We pay off our credit cards in full each month but we charge high limits because hubby uses the card for his work related travels too. Surprisingly, even when we pay off that balance in full each month the expenses incurred for that statement shows up in revolving balance (with a small line that it is being paid in full, doesn't help me though). I have two card loans, one is a Wells fargo card with about 5k balance on it (opened 6 months back with 0% APR for 12 months) and another one by a local credit union with 23k balance on it, but since it is only like 5% interest rate, i am paying it back slowly (but without missing payments or anything). Thank you.
How long have you been working as an IT Analyst ?	For about 8 years now.

Member Payment Dependent Notes Series 608015

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
608015	$6,000	$6,000	12.61%	1.00%	November 4, 2010	November 16, 2013	November 16, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 608015. Member loan 608015 was requested on November 2, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,500 / month
Current employer:	citifinancial	Debt-to-income ratio:	16.34%
Length of employment:	6 years	Location:	oneida, NY

Home town:
Current & past employers:	citifinancial
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/02/10 > paying off credit cards Borrower added on 11/03/10 > My goal is to pay off my revolving debt and replace it with this installment loan !! That way i can be debt free in 3 years!!!

A credit bureau reported the following information about this borrower member on November 2, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2001	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	28	Months Since Last Delinquency:	61
Revolving Credit Balance:	$7,574.00	Public Records On File:	0
Revolving Line Utilization:	58.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at citifinancial?	My title at citi is a Branch Account Executive II. witch is a fancy title for a Loan officer!!!!
I am interested in funding your loan, but prior to doing so, I would like to see your response to the following items: 1. Itemize your monthly expenses. 2. List the principal and the interest rate of each loan to be paid off by this loan. 3. Identify the four credit inquiries in the last six months as shown in the credit history section of your listing. Thank you in advance for your response.	1)monthly expenses equal $1332.00 includes rent, gas, creditcard bills,. 2)$3375.00 apr is 23.99% and other small ccards with smaller balances but all have high rates and i want to pay off the revolving debt and replace them with this installment loan !! and 2 of the 4 inq were from the goverment because im a have a applied for a license through safe act to be able to origiante mortgage loans !!!

Member Payment Dependent Notes Series 608030

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
608030	$6,000	$6,000	15.57%	1.00%	November 5, 2010	November 16, 2015	November 16, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 608030. Member loan 608030 was requested on November 2, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$11,500 / month
Current employer:	Sugarhouse Casino	Debt-to-income ratio:	17.58%
Length of employment:	< 1 year	Location:	Egg Harbor Township, NJ

Home town:
Current & past employers:	Sugarhouse Casino
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/02/10 > I will be paying off 2 credit cards with higher interest rates that is my Macys and pay pal. I will also be buying a snow blower because I will be shoveling all the snow this winter. My husband just had heart surgery. He won't be able to handle it this year. I love lending club.

A credit bureau reported the following information about this borrower member on November 2, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1984	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	40	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$11,855.00	Public Records On File:	0
Revolving Line Utilization:	67.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	6

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What was your start date with Sugarhouse?	I started in June of this year. I was brought on early to train the new table game dealers. I was hired as a shift manager in table games. I work sunrise shift. I was a dual rate shift manager at the Borgata before that and worked there for over 6 years. I hope I have answered all of you questions.

Member Payment Dependent Notes Series 608033

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
608033	$5,000	$5,000	15.20%	1.00%	November 4, 2010	November 16, 2015	November 16, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 608033. Member loan 608033 was requested on November 2, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,667 / month
Current employer:	new york city transit	Debt-to-income ratio:	10.66%
Length of employment:	10+ years	Location:	jersey city , NJ

Home town:
Current & past employers:	new york city transit
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/02/10 > i want to pay promotional offers of credit cards and i need the money as soon as possible. i have 10+ at my work very stable and i m a a person responssible with my debts credit history shows that

A credit bureau reported the following information about this borrower member on November 2, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1997	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	43	Months Since Last Delinquency:	2
Revolving Credit Balance:	$3,021.00	Public Records On File:	0
Revolving Line Utilization:	81.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What was the reason for the delinquency two months ago?	it was all my fault due to I left somebody in charge to make those payments while i was away on vacation over the seas (30 days) and this person didnt make the payments and the worst he didnt tell me about this and i trusted him too much. But i can tell you I m very responssible of my debts and my credit report can tell you this. History of 19 years and never ever late only until this happened.

Member Payment Dependent Notes Series 608056

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
608056	$10,000	$10,000	13.72%	1.00%	November 5, 2010	November 16, 2013	November 16, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 608056. Member loan 608056 was requested on November 2, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$9,417 / month
Current employer:	American Chemical Society	Debt-to-income ratio:	23.88%
Length of employment:	3 years	Location:	Reston, VA

Home town:
Current & past employers:	American Chemical Society
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/02/10 > This loan is to consolidate some higher interest credit card debts into a single 36-month loan to pay off the debt quicker and at a lower rate. I've been a LendingClub customer since 2008. I was so happy with the experience of my first loan that I decided social lending is the way I plan to go from here on out. I've never missed a payment, have good credit, a well paying job, and think this is a smart move to make financially. Borrower added on 11/03/10 > My first lending club loan originated in Feb 2008, for $15,000. I never missed a payment on this or any other financial responsibility I've ever had. Borrower added on 11/03/10 > My job is very stable, working at a non-profit in DC, making over 100k.

A credit bureau reported the following information about this borrower member on November 2, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1995	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$17,397.00	Public Records On File:	0
Revolving Line Utilization:	95.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What are your balance and monthly payments on your current LC loan?	My current lending club loan is almost paid in full. I originally took the loan in Feb 2008 for $15,000. My monthly payment is $498.51 and the remaining balance is $1,200.29. Zero missed payments.
Can you list the debts (amounts) you are carrying?	Sure thing. My current debts include: -Amex $9,000 -Chase $7,100 -Citibank Visa $3,400 -BMW Visa $1,100 -Student loan $6,400 -Car is paid in full

Member Payment Dependent Notes Series 608112

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
608112	$11,000	$11,000	8.88%	1.00%	November 9, 2010	November 16, 2013	November 16, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 608112. Member loan 608112 was requested on November 2, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,833 / month
Current employer:	Education Management Systems	Debt-to-income ratio:	5.25%
Length of employment:	3 years	Location:	Hampstead, NC

Home town:
Current & past employers:	Education Management Systems
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/02/10 > I am seeking a loan to refinance my high interest credit card balance because with the interest on it, I cannot seem to get ahead.

A credit bureau reported the following information about this borrower member on November 2, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1995	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	27
Revolving Credit Balance:	$11,089.00	Public Records On File:	0
Revolving Line Utilization:	43.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 608140

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
608140	$1,500	$1,500	13.35%	1.00%	November 4, 2010	November 16, 2013	November 16, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 608140. Member loan 608140 was requested on November 2, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,680 / month
Current employer:	acorn engineering	Debt-to-income ratio:	24.88%
Length of employment:	3 years	Location:	LA PUENTE, CA

Home town:
Current & past employers:	acorn engineering
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/02/10 > my car is in the shop for a blown head gasket and they have already started the job, and i didnt know they dont take credit card! this is my only car and i need my repairs done ASAP so i can go to work. they will not continue the repairs untill i provide at least half of the money to repair my car, so i am trying to pay for my repairs ASAP! i am very dependable and i pay all my bills on time. i have been workin at my job for a little more than 3yrs and i love the company i work for and i love what i do. they have made it more than clear they want me to stick around for my possition for many more years to come! I just need my car repaired so that i can continue going to work because i am a single mother and i need to continue working! thank you for your time!

A credit bureau reported the following information about this borrower member on November 2, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2006	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,598.00	Public Records On File:	0
Revolving Line Utilization:	57.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at Acorn?	i do data entry and inventory control. i work in 1 of 7 buildings and i run reports and create orders that are sent out into a warehouse where i have a team of job pullers that pull material off the shelves and send them to different assembly lines or to me where i send them out to be shipped directly to customers. if there are discrepencys in our inventory i have to investigate the problem and adjust our inventory in our computer system. i do a large range of other small things for the company but all related to pretty much the same tasks.

Member Payment Dependent Notes Series 608153

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
608153	$1,750	$1,750	9.99%	1.00%	November 5, 2010	November 18, 2013	November 18, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 608153. Member loan 608153 was requested on November 4, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,000 / month
Current employer:	SIDWAINER AND SON	Debt-to-income ratio:	17.40%
Length of employment:	10+ years	Location:	FRANKLIN, MA

Home town:
Current & past employers:	SIDWAINER AND SON
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/04/10 > FUNDS ARE BEING USED TO HELP COMPLETE HOME SALE. Borrower added on 11/04/10 > FUNDS WILL BE USED TO HELP COMPLETE HOME SALE

A credit bureau reported the following information about this borrower member on November 2, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1990	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	40	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$33,916.00	Public Records On File:	0
Revolving Line Utilization:	68.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
I have two quick questions for you about your loan; 1. Are the funds you are requesting being used in your purchase of the home, or are they being used in some manner to assist in selling the current home, ie. repairs necessary per the contract or to bring something up to code? 2. If this is being used to help in selling the home, is your intention to pay the loan back almost immediately or will you carry the note longer term? Thanks in advance and best of luck!!	Type your answer here.THE FUNDS ARE BEING USED TO ASSIST IN THE SELLING OF THE CURRENT HOME. I WILL CARRY THE NOTE FOR A LONGER TERM,HOWEVER I DO NOT BELIEVE IT WILL BE FOR THE FULL TERM. THANK YOU FOR THE INQUIRY.

Member Payment Dependent Notes Series 608164

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
608164	$9,000	$9,000	14.46%	1.00%	November 9, 2010	November 16, 2015	November 16, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 608164. Member loan 608164 was requested on November 2, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,500 / month
Current employer:	Los Angeles County	Debt-to-income ratio:	22.94%
Length of employment:	10+ years	Location:	Glendale, CA

Home town:
Current & past employers:	Los Angeles County
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/02/10 > Planning to retire in 5 years and plan to be debt free prior to retirement. Borrower added on 11/04/10 > Will be debt free by retirement date.

A credit bureau reported the following information about this borrower member on November 2, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1995	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	10	Months Since Last Delinquency:	22
Revolving Credit Balance:	$13,574.00	Public Records On File:	0
Revolving Line Utilization:	84.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 608225

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
608225	$8,500	$8,500	14.46%	1.00%	November 8, 2010	November 16, 2015	November 16, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 608225. Member loan 608225 was requested on November 2, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,500 / month
Current employer:	atlantic foundations inc.	Debt-to-income ratio:	4.54%
Length of employment:	5 years	Location:	virginia beach, VA

Home town:
Current & past employers:	atlantic foundations inc.
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/02/10 > 2008 sucker punch sally custom motorcycle

A credit bureau reported the following information about this borrower member on November 2, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1997	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,583.00	Public Records On File:	0
Revolving Line Utilization:	6.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Could you please elaborate what you plan on using the requested funds for?	to purchase a 2008 Sucker Punch Sally motorcyle.
Hi. A few questions to help investors considering your loan. What do you do for Atlantic Foundations? How much equity do you have in your home? Do you know why your credit rating isn't higher? You have good income, but there isn't much information in the credit history that would say why you are D on Lending Club. Thanks, and good luck with your loan.	I am the estimator, I have been in my home over 2 years now and I do not know how the rating system works. I pay all my bills on time, this is my first time using lending club maybe that has something to do with it. Thank you for your interest.

Member Payment Dependent Notes Series 608268

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
608268	$5,000	$5,000	6.91%	1.00%	November 8, 2010	November 16, 2013	November 16, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 608268. Member loan 608268 was requested on November 2, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,200 / month
Current employer:	Target	Debt-to-income ratio:	8.50%
Length of employment:	2 years	Location:	Chicago heights, IL

Home town:
Current & past employers:	Target
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/02/10 > For Bill consolidation and Medical. I now have Medical insurance , I have NEVER defaulted on a loan, My credit score when last checked was 775.I appreciate any help. Thank you in advance. Borrower added on 11/03/10 > I work for a company that has been in business since 1962, so it's a very stable company. Borrower added on 11/05/10 > Thank you everyone, Your amazing.

A credit bureau reported the following information about this borrower member on November 2, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1999	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,339.00	Public Records On File:	0
Revolving Line Utilization:	75.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at Target?	I work in the logistics dept. Unloading trucks , working the line.Push product to the floor. My area in the store Is Baby hardlines.Thank you for asking.
Hello ! My name is Vito , and I actually am an underwriter for living. I have a couple of questions. first of all the amount seems responsible considering the income and the current debt. However your revolving line utilization seems a little bit to high, could you explain why that is ? Also, you are renting, but your income is $1,200, therefore I was wondering, that being the gross income, 900 net pay, how much is your rent, and could you outline your monthly expenses, factoring that the payment will be around $154 every month . Thanks	Good Morning Vito, If you mean that,my credit amounts are high? I was out of work for about 8 months a couple of years ago.I ahd been with company for 19 years when it was sold.That is why my credit cards were used more often. That number(on my Monthly pay) might be a little low, I was the lowest number I make monthly..My pay check varies on how much I want to work and hours. My Rent is only only 350.00 per month. My Medical comes out of my Pay, The amount I used was after all deductions. I really do not have many more expenses other Electric( about 30-40-month Cell phone.. about 35.00 Car ins...40.87 Loan 154 Food...120.00 gas..50.00 Hope that answered your question,if you need any other information I would be happy to provide you with that.

Member Payment Dependent Notes Series 608335

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
608335	$3,000	$3,000	13.35%	1.00%	November 5, 2010	November 17, 2013	November 17, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 608335. Member loan 608335 was requested on November 3, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$1,917 / month
Current employer:	Walmart	Debt-to-income ratio:	19.83%
Length of employment:	6 years	Location:	jackson , MI

Home town:
Current & past employers:	Walmart
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/03/10 > Well, I reviewed my debts and the interest is so high that with your help I can pay them off and be debt free in 3 years....I recently bought my home to stay near my children and grandchildren and my goal has always been to pay off my bills. If you choose to help me I promise to not let you down and I am never late on a payment. I am looking forward to doing business with you. Sincerely, Francetta

A credit bureau reported the following information about this borrower member on November 2, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1999	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	74
Revolving Credit Balance:	$1,672.00	Public Records On File:	1
Revolving Line Utilization:	92.90%	Months Since Last Record:	17
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 608370

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
608370	$12,000	$12,000	13.35%	1.00%	November 9, 2010	November 16, 2013	November 16, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 608370. Member loan 608370 was requested on November 2, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,542 / month
Current employer:	Immigration & Customs Enforcement	Debt-to-income ratio:	15.76%
Length of employment:	3 years	Location:	Clinton, MD

Home town:
Current & past employers:	Immigration & Customs Enforcement
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/02/10 > I am planning on having a wedding some time next year. The money will help me with purchasing an engagement ring, wedding ring and any additional costs that may arise for this occassion. Thank you in advance for your support!

A credit bureau reported the following information about this borrower member on November 2, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2003	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,775.00	Public Records On File:	0
Revolving Line Utilization:	97.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is your position with Immigration & Customs Enforcement?	I am a Mission Support Assistant.

Member Payment Dependent Notes Series 608387

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
608387	$13,000	$13,000	15.20%	1.00%	November 8, 2010	November 16, 2013	November 16, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 608387. Member loan 608387 was requested on November 2, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,083 / month
Current employer:	Genworth Financial	Debt-to-income ratio:	19.50%
Length of employment:	4 years	Location:	RICHMOND, VA

Home town:
Current & past employers:	Genworth Financial
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/02/10 > I will be consolidating debt with this loan Borrower added on 11/02/10 > I will be paying off Bank of America, a revolving loan at Citi financial, Discover, Chase, and 11,000 on a Virginia Credit union credit card Borrower added on 11/03/10 > My credit scores illustrate my past credit history as a minimum credit risk when I checked last month it was in the range 0f 700-707 for all three major bureaus. After the debt consolidation I will have a monthly disposable income of approximately $1,7000 a month and with the loan will be debt free in three years. I have not had any lapses in employment since I began my professional career. I have been with the current company that I am employed for 4 ½ years, a Fortune 250 company.

A credit bureau reported the following information about this borrower member on November 2, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1993	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	40	Months Since Last Delinquency:	45
Revolving Credit Balance:	$14,058.00	Public Records On File:	0
Revolving Line Utilization:	70.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Any other household income not listed above?	I do recieve bonus income from my position. Those typically run around 3-5 thousand dollars a year bringing my total income to about 76-78 thousand a year
What is your position (Job/What you do) for employer? a-n-d You initially selected 3-years term loan repayment. In YEARS, how long do you realistically anticiapte servicing (keeping active) this loan before paid-in-full? i.e., 3 yrs? 2 to 3 yrs? 1 to 2 yrs? etc. Thanks for reply.	I am a Derivatives Analyst for a hedge program. I do anticapte paying the loan off in the 3 year time period for I am also saving for a house.
1.Please list your monthly expenses by type & amount (mortgage/rent , car, utilities, insurance, phone, internet, food, gym, childcare costs). 2.Please list your loan amounts & interest rates that you will be paying off. Thanks.	It was for a $15 Homedepot payment. I had switched bank account and though that I left enough money in to cover it but a montly bank fee caused the payment to bounce. I was not contacted, I guess because it was only $15 and I have a low balance on the card so it ended up being late.
What was the delinquency 45 months ago? Please also provide, individually, for EACH of the debts you plan to use this loan to pay off, the amount of that particular debt and the APR forthat particular debt. Some LC borrowers pay off 9% devt with 15% LC debt to enable "one easy monthly payment," and I am interested to know if this is your plan.	I reduced the amount that I asked for to 13,000 for after I read your email, I came to the realiztion that I would be better off keeping the current rate on the other 10 K in which I was going to pay off. Cit Financail 7,000 at 28.8 Citi Credit 3000 at 28.8 Kay jewlers 2500 @ 21.1 Home depot 600 @ 21.1 Late payment was a 15 home depot credit card

Member Payment Dependent Notes Series 608388

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
608388	$9,250	$9,250	17.06%	1.00%	November 5, 2010	November 16, 2015	November 16, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 608388. Member loan 608388 was requested on November 2, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,200 / month
Current employer:	g&s electric	Debt-to-income ratio:	6.81%
Length of employment:	5 years	Location:	porterville, CA

Home town:
Current & past employers:	g&s electric
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/02/10 > thank you for reviewing my loan application. I would like to start off by saying that i have a very stable job. I do also have additional income from my wifes job as well. with this loan I plan to landscape both my front and back yard. I would also like to use a small portion for my project truck. Its been about two years without grass or any type of landscaping at my home and my wife and i are sick of it. I would like to end by saying that i do make all of my monthly payments on time and have never missed a payment. thank you so much once again and may the lord bless you in all you do and may all your plans succeed.

A credit bureau reported the following information about this borrower member on November 2, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2006	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,292.00	Public Records On File:	0
Revolving Line Utilization:	80.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Your income listed above is $38.2K on an annual basis. How much does your wife earn? What are the plans for the $9K in debt you are currently carrying?	My wife is a substitute teacher and earns around $1,100 per month but can make more depending on how many classes she accepts. This is her income by substituting twice a week, if needed she could take on three more days of teaching. Regarding the 9,000 we are steadily paying it off and will have no problem doing so. If you have anymore questions please feel free to contact me. Thank you for reviewing my loan.
What do you do at g&s electric? Your credit history indicates 3 inquiries in the last 6 months, did any of these inquiries result in you taking on new debt? Thanks.	I am a foreman at G&S Electric. I oversee and run the jobsite. As for the 3 inquiries they did not result in any new debt. Thank you and feel free to contact me with anymore questions.

Member Payment Dependent Notes Series 608414

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
608414	$2,400	$2,400	9.25%	1.00%	November 5, 2010	November 17, 2013	November 17, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 608414. Member loan 608414 was requested on November 3, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,917 / month
Current employer:	n/a	Debt-to-income ratio:	12.86%
Length of employment:	n/a	Location:	Rutherford, NJ

Home town:
Current & past employers:	n/a
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/04/10 > I currently have a citibank loan with a 20.99% interest rate and a monthly payment of $217. I have worked hard to payoff my debts and improve my credit score. I am hoping to get this loan on a lower interest rate so I can pay it off faster. Thank you for your help.

A credit bureau reported the following information about this borrower member on November 2, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1998	Delinquent Amount:	$0.00
Open Credit Lines:	20	Delinquencies (Last 2 yrs):	2
Total Credit Lines:	33	Months Since Last Delinquency:	20
Revolving Credit Balance:	$9,420.00	Public Records On File:	0
Revolving Line Utilization:	34.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
I would like to help fund your loan, but have a couple questions first: (1) can you please explain your delinquencies (almost 2 years ago, according to credit report), and (2) your credit report shows a revolving balance of $9,420; can you confirm that & explain how you will pay it off? Thanks!	(2) I have transferred my high interest credit card balances to lower interest cards. I am currently paying $500 a month to one card which will be paid off my March. Then I will move onto the next and pay $600 a month which will be paid off my May. and so on. I am aiming to be credit card debt free by the end of 2011. (1) I do not have a copy of my report. I do know there is a Verizon deliquency that I am fighting verizon and the credit bureaus. Basically, verizon sent my final bill when I moved to my old address and I never received the bill. When I got a notice in the mail 6 months later, I sent Verizon a payment in full. But they refused to remove the delinquency even though they admitted their error in sending the bill to the wrong address. I am no longer later on any further payments as I send all payments online and in some cases payment is automatically deducted from my account. I have worked hard to pay off my debts and have already cut my debt in half over the 1.5 years. I am currently trying to get all my debts that have higher APRs to lower rates so that I can pay off my debt faster and pay less interest. Please let me know if you have any further questions.

Member Payment Dependent Notes Series 608421

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
608421	$2,400	$2,400	10.36%	1.00%	November 8, 2010	November 16, 2013	November 16, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 608421. Member loan 608421 was requested on November 2, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,500 / month
Current employer:	EINSTEIN NOAH BAGEL	Debt-to-income ratio:	9.47%
Length of employment:	8 years	Location:	LANHAM, MD

Home town:
Current & past employers:	EINSTEIN NOAH BAGEL
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 2, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1997	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	40	Months Since Last Delinquency:	34
Revolving Credit Balance:	$4,358.00	Public Records On File:	0
Revolving Line Utilization:	87.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 608447

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
608447	$5,000	$5,000	15.95%	1.00%	November 8, 2010	November 16, 2015	November 16, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 608447. Member loan 608447 was requested on November 2, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,417 / month
Current employer:	McCann Erickson	Debt-to-income ratio:	5.83%
Length of employment:	3 years	Location:	San Francisco , CA

Home town:
Current & past employers:	McCann Erickson
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 2, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2004	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	5	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,971.00	Public Records On File:	0
Revolving Line Utilization:	97.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 608460

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
608460	$1,400	$1,400	12.23%	1.00%	November 8, 2010	November 16, 2013	November 16, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 608460. Member loan 608460 was requested on November 2, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$10,417 / month
Current employer:	MeLLmo, Inc.	Debt-to-income ratio:	13.74%
Length of employment:	1 year	Location:	San Diego, CA

Home town:
Current & past employers:	MeLLmo, Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/03/10 > I'm recently married and I'm looking for a small personal loan to cover some of the wedding expenses.

A credit bureau reported the following information about this borrower member on November 2, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2001	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	42	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,849.00	Public Records On File:	0
Revolving Line Utilization:	56.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 608512

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
608512	$4,000	$4,000	12.23%	1.00%	November 8, 2010	November 17, 2015	November 17, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 608512. Member loan 608512 was requested on November 3, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$9,417 / month
Current employer:	Global Healthcare Exchange	Debt-to-income ratio:	2.63%
Length of employment:	5 years	Location:	LAFAYETTE, CO

Home town:
Current & past employers:	Global Healthcare Exchange
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/04/10 > This funding is for healthcare and attorney expenses. My position is stable and I should be able to pay this off quickly. Borrower added on 11/04/10 > This loan will be used to pay medical expenses and related attorney fees due to an emergency that occurred with one of my children. I plan to pay this off quickly and have steady income.

A credit bureau reported the following information about this borrower member on November 3, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1997	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	37
Revolving Credit Balance:	$13,865.00	Public Records On File:	0
Revolving Line Utilization:	90.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
what are your current fixed monthly expeneses?	If I undestand correctly, my current fixed expenses are mortgage and rent. My mortgage is 1689 and my rent is 996. Outside of that I only have two credit cards, one with my mortgage lendor which I pay about $220 monthly on and another is a very short limit MasterCard which my minimum is maybe $50 per month. I plan to have this paid off within a couple of months as to not add to any unnecessary burden .

Member Payment Dependent Notes Series 608545

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
608545	$1,000	$1,000	13.72%	1.00%	November 5, 2010	November 17, 2013	November 17, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 608545. Member loan 608545 was requested on November 3, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,500 / month
Current employer:	PPT	Debt-to-income ratio:	2.72%
Length of employment:	< 1 year	Location:	FAYETTEVILLE, GA

Home town:
Current & past employers:	PPT
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/03/10 > When I moved in to my home 3yrs ago I replaced all the carpet on the upstairs. I am now looking to replace the carpet down stairs. I was approved w impire today like last time but found that their estimate was way to high so this is my secound option. I am a very stable individual. I bought my home by myself at age 27. Not many young people can say that. I was w my previous employer 7yrs before the company down sized for resale.

A credit bureau reported the following information about this borrower member on November 3, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2000	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	7	Months Since Last Delinquency:	3
Revolving Credit Balance:	$2,031.00	Public Records On File:	1
Revolving Line Utilization:	34.40%	Months Since Last Record:	104
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 608554

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
608554	$5,000	$5,000	10.36%	1.00%	November 5, 2010	November 17, 2013	November 17, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 608554. Member loan 608554 was requested on November 3, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,000 / month
Current employer:	Allegiance Health Management	Debt-to-income ratio:	16.84%
Length of employment:	2 years	Location:	Dahlonega, GA

Home town:
Current & past employers:	Allegiance Health Management
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 3, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1997	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$10,588.00	Public Records On File:	0
Revolving Line Utilization:	99.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hi, Can you tell me what medical expenses are for? And what is your total dollar amount credit card and personal loan debt? Thanks, Ron	My wife is having surgery to remove a benign lump Total personal debt is a $55,000. This includes credit card, auto, and equity loan
What do you do at Allegiance Health Management? Would you benefit by taking a 60 month loan to cover your revolving credit balance and this surgery? (Since you are maxed out on your credit utilization at 99.90%.) Thank you!	I am a Program Director for an outpatient counseling service. I thought about taking a larger loan, but only wanted to ask for what was a definite need at this time

Member Payment Dependent Notes Series 608558

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
608558	$1,500	$1,500	15.95%	1.00%	November 5, 2010	November 17, 2015	November 17, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 608558. Member loan 608558 was requested on November 3, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,108 / month
Current employer:	Citigroup	Debt-to-income ratio:	14.88%
Length of employment:	10+ years	Location:	Las Vegas, NV

Home town:
Current & past employers:	Citigroup
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 3, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2001	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	33	Months Since Last Delinquency:	77
Revolving Credit Balance:	$2,836.00	Public Records On File:	0
Revolving Line Utilization:	47.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	7

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Why 7 inquiries for credit in just six months?	Was trying to get an approval. Not all inquiries resulted in an established relationship.
What is it you plan on using the requested funds for?	Consolidate a couple of small credit card balances.
What do you do at Citigroup?	My official position is Sr. Tech Analyst - basically, I'm an automation/software developer. (good question)

Member Payment Dependent Notes Series 608609

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
608609	$7,750	$7,750	20.40%	1.00%	November 8, 2010	November 17, 2015	November 17, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 608609. Member loan 608609 was requested on November 3, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,500 / month
Current employer:	Southern Construction Supply	Debt-to-income ratio:	21.72%
Length of employment:	10+ years	Location:	Lake Arthur, LA

Home town:
Current & past employers:	Southern Construction Supply
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 3, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1997	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,565.00	Public Records On File:	0
Revolving Line Utilization:	91.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	8

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is it you plan on using the requested funds for?	Type your answer here. I have recently incurred some unexpected medical expenses. I have incurred high interest debt with a credit card and a short term loan company. My hope is to pay the debt off with a lower interest loan.
What is the current rates and amounts owed on the debt you wish to consolidate?	Type your answer here.I have a loan with a company called Tower Loan with an APR of 39.5%.
What do you do at Southern Construction Supply?	Type your answer here.Accounts Payable, Accounts Receivable, Inventory Control, Purchasing Agent, Payroll Clerk, Human Resource issues such as health insurance, company auto insurance, commercial building insurance.

Member Payment Dependent Notes Series 608640

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
608640	$2,000	$2,000	17.06%	1.00%	November 5, 2010	November 17, 2015	November 17, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 608640. Member loan 608640 was requested on November 3, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,000 / month
Current employer:	Digital Age Marketing Group	Debt-to-income ratio:	15.05%
Length of employment:	< 1 year	Location:	Tamarac, FL

Home town:
Current & past employers:	Digital Age Marketing Group
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/03/10 > I am applying for this loan because I damaged my car by running over my mailbox, and I am not prepared to take the money out of my savings right now. This year, I paid off 2 $5,000 60 unsecured loans early,and about $4500 in credit cards. I have a good payment history, I believe its very important to pay back the money you borrow and to not over extend yourself. I have another account with The Lending Club,Member_357044. That loan has helped me consolidate some of my debt as well, but I also went above and beyond consolidating and outright paid a substantial portion off this year. I have a good history of paying back on time, if not early. The only current debt I have is my car lease, the loan I have with Lending Club now, and a credit line with citi; this loan would be the only new unsecured debt for the year.I encourage you to look my other account up, you will see that in a couple of months,January I believe, that loan will be half paid off. I encourage you to see how I have made consistent, timely payments. As an individual that has lent money before to friends and family, I am aware of the risk you're taking. And as a borrower too, I would not want to be late on my payments because I do not want my credit to deteriorate, especially in this tight credit environment, but also,it is the right thing to do. This money will help pay for the unexpected, costly damage to my car,and keep my liquidity in tact. I can afford to take the money out of my account, like I said I just dont want to dig into my nest egg right now. You can rest easy lending to me, I am reliable.

A credit bureau reported the following information about this borrower member on November 3, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1999	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,996.00	Public Records On File:	0
Revolving Line Utilization:	99.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 608674

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
608674	$15,000	$15,000	14.83%	1.00%	November 9, 2010	November 17, 2015	November 17, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 608674. Member loan 608674 was requested on November 3, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,333 / month
Current employer:	City Of Chicago Fire Dept	Debt-to-income ratio:	17.09%
Length of employment:	10+ years	Location:	Chicago, IL

Home town:
Current & past employers:	City Of Chicago Fire Dept
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/03/10 > I have 25yrs. with Chicago Fire Dept and I always pay my bills on time,thankyou for your loan and I will tell my co-workers about your web site.

A credit bureau reported the following information about this borrower member on November 3, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1996	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$29,203.00	Public Records On File:	0
Revolving Line Utilization:	44.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is it you plan on using the requested funds for?	Type your answer here.Payoff high intrest rate credit cards
What do you do for the City Of Chicago Fire Dept?	Type your answer here.Fire Lieutenant
Please verify your income with lendingclub -- if you do your loan will definitely be funded.	Type your answer here.Call Fire House ask the Fire Capt and he will verify my income city payroll wont do it .
What is the current interest rates and amounts owed on the credit cards you wish to payoff with this loan?	Type your answer here.My current interest rates on one card 19% and 22% on another never late on any card,these credit card companies dont care if you pay on time they will still raise your rate.

Member Payment Dependent Notes Series 608687

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
608687	$6,250	$6,250	13.72%	1.00%	November 5, 2010	November 17, 2013	November 17, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 608687. Member loan 608687 was requested on November 3, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,000 / month
Current employer:	Livingston Services	Debt-to-income ratio:	18.45%
Length of employment:	3 years	Location:	Wodbridge, NJ

Home town:
Current & past employers:	Livingston Services
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/03/10 > Paying of high interest credit cards and consolidating my debt

A credit bureau reported the following information about this borrower member on November 3, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2006	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,889.00	Public Records On File:	0
Revolving Line Utilization:	71.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is the current interest rates and amouts owed on the debt you wish to consolidate?	On my main credit card I am paying almost a 30% interest rate annually
What do you do at Livingston Services?	I am a Pharm. Tech.
What do you do at Livingston Services?	I am a Pharmacy Technician

Member Payment Dependent Notes Series 608831

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
608831	$4,000	$4,000	10.36%	1.00%	November 5, 2010	November 17, 2013	November 17, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 608831. Member loan 608831 was requested on November 3, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,667 / month
Current employer:	Fortier Public Relations	Debt-to-income ratio:	13.31%
Length of employment:	2 years	Location:	ASTORIA, NY

Home town:
Current & past employers:	Fortier Public Relations
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 3, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2002	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	28	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$15,353.00	Public Records On File:	0
Revolving Line Utilization:	75.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 608930

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
608930	$4,000	$4,000	9.99%	1.00%	November 5, 2010	November 17, 2013	November 17, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 608930. Member loan 608930 was requested on November 3, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,000 / month
Current employer:	Garvey School District	Debt-to-income ratio:	3.72%
Length of employment:	10+ years	Location:	Alhambra, CA

Home town:
Current & past employers:	Garvey School District
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 3, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1994	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	70
Revolving Credit Balance:	$2,420.00	Public Records On File:	0
Revolving Line Utilization:	11.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 609040

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
609040	$11,200	$11,200	10.36%	1.00%	November 9, 2010	November 17, 2013	November 17, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 609040. Member loan 609040 was requested on November 3, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,917 / month
Current employer:	LEDIC Management Group Inc.	Debt-to-income ratio:	21.29%
Length of employment:	5 years	Location:	Wichita, KS

Home town:
Current & past employers:	LEDIC Management Group Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/03/10 > Paying off student loans and a signature loan.

A credit bureau reported the following information about this borrower member on November 3, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2004	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,089.00	Public Records On File:	0
Revolving Line Utilization:	88.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 609045

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
609045	$5,600	$5,600	12.98%	1.00%	November 8, 2010	November 17, 2013	November 17, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 609045. Member loan 609045 was requested on November 3, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$9,167 / month
Current employer:	United States Geological Survey	Debt-to-income ratio:	14.19%
Length of employment:	10+ years	Location:	Mountain View, CA

Home town:
Current & past employers:	United States Geological Survey
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/04/10 > With this loan, I will be able to finish essential work that needs to be done on the condo before putting it up for sale. The work includes painting the interiors, replacing and repairing old bathroom fixtures and plumbing. I would like to list the property before the holiday season begins. I believe that I am a good candidate because I have a stable job with a good income to repay the loan in full. The condo is in a good neighborhood with good schools, close to the train and freeways as well as shopping. The neighboring condos have sold quickly in the past few months. This loan will get the work done and the condo on the market quickly.

A credit bureau reported the following information about this borrower member on November 3, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1973	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	16	Months Since Last Delinquency:	22
Revolving Credit Balance:	$79,947.00	Public Records On File:	0
Revolving Line Utilization:	86.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 609096

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
609096	$2,500	$2,500	9.62%	1.00%	November 5, 2010	November 17, 2013	November 17, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 609096. Member loan 609096 was requested on November 3, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,416 / month
Current employer:	T-mobile	Debt-to-income ratio:	16.43%
Length of employment:	4 years	Location:	smyrna, GA

Home town:
Current & past employers:	T-mobile
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 3, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1996	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	39	Months Since Last Delinquency:	26
Revolving Credit Balance:	$8,579.00	Public Records On File:	0
Revolving Line Utilization:	38.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hi. i am interesting in funding your loan. What the purpose of your loan? You say attorney fee. It very vague.	Retain a attorney for a family law case for custody.

Member Payment Dependent Notes Series 609098

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
609098	$10,000	$10,000	14.46%	1.00%	November 9, 2010	November 17, 2015	November 17, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 609098. Member loan 609098 was requested on November 3, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,899 / month
Current employer:	hhc	Debt-to-income ratio:	22.75%
Length of employment:	6 years	Location:	new york, NY

Home town:
Current & past employers:	hhc
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 3, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2000	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	33
Revolving Credit Balance:	$4,005.00	Public Records On File:	0
Revolving Line Utilization:	26.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What will the loan proceeds be used for?	For a Vacation to take mom out of ny it been 7yr
What is HHC? and What is your position (Job/What you do) there? You initially selected 5-years loan repayment term. In YEARS, How long do you realistically anticipate servicing (keeping active) this loan before it is paid off? i.e., 5-yrs? 4 to 5 yrs? 3 to 4-yrs? 2 to 3 yrs? 1 to 2 yrs? etc.	NEW YORK CITY HEALTH AND HOSPITALS CORPORATION I work in IT fix pc I hope to pay it off in 2 or 3yrs
wat was delinquency 33 mo ago?	I DONT REMEMBER

Member Payment Dependent Notes Series 609109

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
609109	$16,000	$16,000	14.83%	1.00%	November 9, 2010	November 17, 2013	November 17, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 609109. Member loan 609109 was requested on November 3, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,333 / month
Current employer:	J.P. Morgan	Debt-to-income ratio:	14.41%
Length of employment:	5 years	Location:	Chicago, IL

Home town:
Current & past employers:	J.P. Morgan
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/03/10 > After hearing from friends who have been able to clear up their cc debt via Lending Club, I've finally decided it's time to take control of my finances. I thought I would be able to pay off my cards on my own but have been stubborn way too long. I have a stable career at a great a company that I've been with for 5+ years as a Project Manager, have a mortgage that I've never been late on for 8+ years, and have never been late on a credit card payment in my LIFE. I'm a responsible person and have always paid my bills first thing on pay day. My revolving debt has been a thorn in my side, but I hope to change that if I'm fortunate enough to have my loan funded.

A credit bureau reported the following information about this borrower member on November 3, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1996	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	74
Revolving Credit Balance:	$99,237.00	Public Records On File:	0
Revolving Line Utilization:	90.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Can you tell us what makes up the $100K your credit report says you are revolving?	Sure, $78k of that is my HELOC, that I pay monthly (on time as well with no delinquency). I never realized that was considered part of my revolving debt (which is my ignorance). Nonetheless, I can totally understand the reason for the question given the large figure you're seeing. To elaborate on my plans, I'm looking to refi my property early next year and to combine the HELOC and Mortgage into one payment. The last appraisal I had (about a year ago) showed that the value of my property is still large enough to cover both my Mortgage and HELOC. I'm hoping to eliminate my CC debt prior to refi'ing. I receive my annual bonus at the end of January (which has been ~ 10K for the past couple years, years prior around 7K), so my plan is to apply that and tax my returns to any remaining the CC debt and the HELOC.

Member Payment Dependent Notes Series 609146

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
609146	$6,000	$6,000	15.57%	1.00%	November 9, 2010	November 18, 2015	November 18, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 609146. Member loan 609146 was requested on November 4, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,042 / month
Current employer:	Economic Advantages Corporation	Debt-to-income ratio:	17.42%
Length of employment:	7 years	Location:	brooklyn, NY

Home town:
Current & past employers:	Economic Advantages Corporation
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/04/10 > These funds would consolidate my current credit card debt together in one loan for a lesser rate. I am a very good borrower who pays their monthly payments on-time. I make sure to budget my funds accordingly. I've been trying to put as much into paying these off as possible while paying my living expenses. I've been working at my current job for 7 yrs now. And, I don't think I'll be going anywhere. They love my work & they've helped me straighten out my credit issues. It's a mutual 'work affair'. But this loan would consolidate what's left of that and help me pay it off that much sooner. Borrower added on 11/04/10 > These funds will go towards consolidating my remaining debt. I've been slowly but surely paying it off and trying to get my credit rating back to where it used to be before the credit card companies decided to look at other accts in order to increase their rates and expand their pockets for all us debtors. Please know that I am a very good borrower. I always pay my bills and nowadays it's all budgeted into my monthly expenses. As for job stability, I've been there for 7 years and it doesn't look like I'm going anywhere else. We've mutually helped each other out in those 7 years and I'm sure we will continue to do so in the years to come.

A credit bureau reported the following information about this borrower member on November 4, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1994	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	63
Revolving Credit Balance:	$7,184.00	Public Records On File:	0
Revolving Line Utilization:	42.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 609157

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
609157	$10,000	$10,000	18.17%	1.00%	November 8, 2010	November 18, 2013	November 18, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 609157. Member loan 609157 was requested on November 4, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,833 / month
Current employer:	Carilion Clinic	Debt-to-income ratio:	12.29%
Length of employment:	10+ years	Location:	Roanoke, VA

Home town:
Current & past employers:	Carilion Clinic
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 4, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1989	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	24	Months Since Last Delinquency:	18
Revolving Credit Balance:	$828.00	Public Records On File:	0
Revolving Line Utilization:	41.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
please contact Lending Club to send in your income verification documents such as your proof on income (support@lendingclub.com). After this is complete, your loan will be quickly funded. Thanks!	The information requested will be provided.
Could you please write a few sentences about what the money will be used for and why we should trust you to pay us back since this is an unsecured loan? Do you know what the delinquency was 18 months ago?	The money is vital for the educational success of daughter, who does not meet medical criteria for other school system grant funding. It will be paid back, as it is vitally important. Delinquency related to delay in correcting timing of payment date.
Based on the loan title, may I assume this loan is for high school tutoring?	Yes, it is for high school tutoring.
You initially selected 3-years loan repayment term. In YEARS, How long do you realistically anticipate servicing (keeping active) this loan before it is paid off? i.e., 3-yrs? 2 to 3 yrs? 1 to 2 yrs? etc.	2 to 3 yrs.

Member Payment Dependent Notes Series 609194

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
609194	$3,600	$3,600	15.95%	1.00%	November 8, 2010	November 18, 2015	November 18, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 609194. Member loan 609194 was requested on November 4, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,246 / month
Current employer:	David Mac	Debt-to-income ratio:	11.86%
Length of employment:	4 years	Location:	STRATFORD, CT

Home town:
Current & past employers:	David Mac
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 4, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1995	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	34
Revolving Credit Balance:	$1,333.00	Public Records On File:	1
Revolving Line Utilization:	53.30%	Months Since Last Record:	111
Inquiries in the Last 6 Months:	6

Member Payment Dependent Notes Series 609236

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
609236	$12,000	$12,000	16.32%	1.00%	November 9, 2010	November 18, 2015	November 18, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 609236. Member loan 609236 was requested on November 4, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,000 / month
Current employer:	Little Rock School District	Debt-to-income ratio:	15.40%
Length of employment:	10+ years	Location:	Little Rock, AR

Home town:
Current & past employers:	Little Rock School District
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 4, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1998	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	75
Revolving Credit Balance:	$8,278.00	Public Records On File:	0
Revolving Line Utilization:	77.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do for the school district? Do you have a spouse or partner that provides additional household income? If so, how much?	I'm a registered nurse. My position for the school district is school nurse. My longterm companion contributes about 200 dollars a week to household expenses.
Please list each debt you plan to pay off, including the name of the creditor, the amount owed, and your current actual monthly payment on each debt. Thank you.	I plan to pay my auto insurance up for the next year to lower my overall cost and temporarily eliminate a monthly payment. I have credit card debt in the amount of @ 9000.00 on various cards that I wish to pay off. I have managed to always pay the amount due on these current cards and more when able.
Home value and current mortgage balance, please?	@90,000.00 Balance 65,000.00.

Member Payment Dependent Notes Series 609362

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
609362	$1,500	$1,500	8.88%	1.00%	November 8, 2010	November 18, 2013	November 18, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 609362. Member loan 609362 was requested on November 4, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,174 / month
Current employer:	Drug Enforcement Administration	Debt-to-income ratio:	19.76%
Length of employment:	2 years	Location:	HUNTSVILLE, TX

Home town:
Current & past employers:	Drug Enforcement Administration
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 4, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2005	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	27
Revolving Credit Balance:	$99.00	Public Records On File:	0
Revolving Line Utilization:	24.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at the Drug Enforcement Administration and where did you work prior to that?	I am a student aide that provides investigative support. Before that, I was an Account Supervisor at a call center for two years.

Member Payment Dependent Notes Series 609493

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
609493	$4,000	$4,000	9.99%	1.00%	November 9, 2010	November 18, 2013	November 18, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 609493. Member loan 609493 was requested on November 4, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,667 / month
Current employer:	preferred helath mate	Debt-to-income ratio:	10.80%
Length of employment:	< 1 year	Location:	hamilton, NJ

Home town:
Current & past employers:	preferred helath mate
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/04/10 > Just applying for this loan so as to pay off my credit debts and also have one payment to make every month. Instead of 4 or 5 payments.

A credit bureau reported the following information about this borrower member on November 4, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2006	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,198.00	Public Records On File:	0
Revolving Line Utilization:	57.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 609569

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
609569	$3,500	$3,500	10.36%	1.00%	November 9, 2010	November 19, 2013	November 19, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 609569. Member loan 609569 was requested on November 5, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,500 / month
Current employer:	n/a	Debt-to-income ratio:	14.91%
Length of employment:	n/a	Location:	Liveoak, TX

Home town:
Current & past employers:	n/a
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 5, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1988	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	30	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$159.00	Public Records On File:	0
Revolving Line Utilization:	61.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Can you tell us about your employer and length of employment?	I was employed by the new york stste dept. of corrections. I retired after 22.9 years
Are you self employed?	no I retired after 22.9 years of service

Member Payment Dependent Notes Series 609578

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
609578	$4,000	$4,000	17.06%	1.00%	November 8, 2010	November 18, 2015	November 18, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 609578. Member loan 609578 was requested on November 4, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,000 / month
Current employer:	US Army	Debt-to-income ratio:	12.10%
Length of employment:	9 years	Location:	North Little Rock, AR

Home town:
Current & past employers:	US Army
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/04/10 > Loan is for paying off Discover Card balance/refinancing.

A credit bureau reported the following information about this borrower member on November 4, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1998	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	5	Months Since Last Delinquency:	48
Revolving Credit Balance:	$4,012.00	Public Records On File:	0
Revolving Line Utilization:	26.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is your position with the Army? If uniformed, what is your rank? How much time is left on your current enlistment?	Uniformed Soldier Sergeant E5 ETS: 04 June 2015
1 - Rank? 2 - ETS? Thank you for your service to our Great Country.	Rank: Sergeant/E5 ETS 04 June 2015

Member Payment Dependent Notes Series 609621

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
609621	$4,000	$4,000	9.99%	1.00%	November 9, 2010	November 18, 2013	November 18, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 609621. Member loan 609621 was requested on November 4, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,833 / month
Current employer:	University of Miami	Debt-to-income ratio:	22.70%
Length of employment:	6 years	Location:	Fort Lauderdale, FL

Home town:
Current & past employers:	University of Miami
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/04/10 > Young family trying to buy a decent home for their nine month old daughter.

A credit bureau reported the following information about this borrower member on November 4, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2002	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	39
Revolving Credit Balance:	$10,291.00	Public Records On File:	0
Revolving Line Utilization:	54.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 609802

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
609802	$3,000	$3,000	14.09%	1.00%	November 9, 2010	November 19, 2013	November 19, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 609802. Member loan 609802 was requested on November 5, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,500 / month
Current employer:	Big Lots	Debt-to-income ratio:	5.06%
Length of employment:	2 years	Location:	Henderson, NV

Home town:
Current & past employers:	Big Lots
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/05/10 > going to pay off the loans that I have so I have one monthly payment. Working on my credit score to be over 700,its important,want to buy a house I dont have alt of debt for what I make My job is very stable, I work two jobs and have for two and a half years.My other part-time employment is with Starbucks.In Jan. I will be there three years

A credit bureau reported the following information about this borrower member on November 5, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2003	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	52
Revolving Credit Balance:	$1,660.00	Public Records On File:	0
Revolving Line Utilization:	39.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 609835

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
609835	$3,200	$3,200	6.54%	1.00%	November 9, 2010	November 19, 2013	November 19, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 609835. Member loan 609835 was requested on November 5, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,750 / month
Current employer:	Avera McKennan	Debt-to-income ratio:	19.31%
Length of employment:	3 years	Location:	Sioux Falls , SD

Home town:
Current & past employers:	Avera McKennan
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 5, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2000	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,566.00	Public Records On File:	0
Revolving Line Utilization:	60.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at Avera McKennan?	I am a Respiratory Therapist.

Member Payment Dependent Notes Series 609902

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
609902	$7,000	$7,000	12.23%	1.00%	November 9, 2010	November 19, 2013	November 19, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 609902. Member loan 609902 was requested on November 5, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,083 / month
Current employer:	Rostami OPC	Debt-to-income ratio:	21.36%
Length of employment:	< 1 year	Location:	Leesburg, VA

Home town:
Current & past employers:	Rostami OPC
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/05/10 > vacation and pay parents off Borrower added on 11/08/10 > I currently work for Rostami OPC. I am a surgical assistant. My monthly income is about $2200.00

A credit bureau reported the following information about this borrower member on November 4, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2002	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	55
Revolving Credit Balance:	$1,333.00	Public Records On File:	0
Revolving Line Utilization:	83.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 609964

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
609964	$4,800	$4,800	12.61%	1.00%	November 9, 2010	November 19, 2013	November 19, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 609964. Member loan 609964 was requested on November 5, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,667 / month
Current employer:	United Aerospace Corp	Debt-to-income ratio:	23.25%
Length of employment:	7 years	Location:	Plantation , FL

Home town:
Current & past employers:	United Aerospace Corp
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/05/10 > I plant to use the money to fix my car, 2nd car wich is fully paid

A credit bureau reported the following information about this borrower member on November 5, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2004	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,134.00	Public Records On File:	2
Revolving Line Utilization:	71.10%	Months Since Last Record:	75
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What kind of car repair costs $4,800?	transmission tune up new tires new brakes

Member Payment Dependent Notes Series 609986

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
609986	$6,500	$6,500	12.61%	1.00%	November 9, 2010	November 19, 2013	November 19, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 609986. Member loan 609986 was requested on November 5, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,000 / month
Current employer:	American Marketing Systems	Debt-to-income ratio:	11.70%
Length of employment:	< 1 year	Location:	San Francisco, CA

Home town:
Current & past employers:	American Marketing Systems
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/07/10 > This will consolidate 4 credit cards into a lower monthly payment. Currently I Pay $250monthly to cover the minimum on these cards. Borrower added on 11/07/10 > Planning to set up automatic payments from checking to cover monthly payments. Also expect to have this paid off early. One of my 2 jobs is Residential Apartment Manager so therefore pay very little in rent. I have no car payment or other monthly payment obligations.

A credit bureau reported the following information about this borrower member on November 5, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2004	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	2
Total Credit Lines:	21	Months Since Last Delinquency:	19
Revolving Credit Balance:	$6,793.00	Public Records On File:	0
Revolving Line Utilization:	83.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What caused the 2 delinquencies I see on your record?	Those were both store credit cards that I missed payments on during a move. I plan on setting up automatic payments from my checking account for this loan to remove the human error aspect of bill payments.

Member Payment Dependent Notes Series 610265

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
610265	$6,000	$6,000	13.72%	1.00%	November 9, 2010	November 19, 2013	November 19, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 610265. Member loan 610265 was requested on November 5, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,100 / month
Current employer:	Alcatraz Cruises, LLC	Debt-to-income ratio:	12.97%
Length of employment:	4 years	Location:	WALNUT CREEK, CA

Home town:
Current & past employers:	Alcatraz Cruises, LLC
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 3, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2002	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,647.00	Public Records On File:	0
Revolving Line Utilization:	87.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do for Alcatraz Cruises, LLC?	I I help coordinate our marketing effort as well as well as oversee our quality assurance program under ISO standard 9001:2008.

Member Payment Dependent Notes Series 610563

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
610563	$3,500	$3,500	13.72%	1.00%	November 9, 2010	November 20, 2013	November 20, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 610563. Member loan 610563 was requested on November 6, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$3,333 / month
Current employer:	Bebe stores inc	Debt-to-income ratio:	14.97%
Length of employment:	5 years	Location:	FARMINGVILLE, NY

Home town:
Current & past employers:	Bebe stores inc
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/06/10 > I have a very stable job. I have been with the same company for 5 years. I plan to use the funds to purchase a watch . I am a good borrower because I pay all my bills on time and want to build my credit.

A credit bureau reported the following information about this borrower member on November 6, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1999	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	2
Total Credit Lines:	25	Months Since Last Delinquency:	11
Revolving Credit Balance:	$6,489.00	Public Records On File:	0
Revolving Line Utilization:	78.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do in your job at Bebe stores inc?	I manage a store.
A watch for $3,500? Seems like a high cos,t luxury purchase at you income level? Thank you.	It is a Christmas present for my grandmother. Her original was stolen in a burglary. With the monthly payments being low at 120 per month I can easily afford it. I make $40000 a year.

Member Payment Dependent Notes Series 610671

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
610671	$2,000	$2,000	12.98%	1.00%	November 9, 2010	November 20, 2013	November 20, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 610671. Member loan 610671 was requested on November 6, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,250 / month
Current employer:	TechTarget	Debt-to-income ratio:	9.57%
Length of employment:	2 years	Location:	Millis, MA

Home town:
Current & past employers:	TechTarget
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 6, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1998	Delinquent Amount:	$0.00
Open Credit Lines:	2	Delinquencies (Last 2 yrs):	5
Total Credit Lines:	12	Months Since Last Delinquency:	16
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Delinquencies (last 2 yrs): 5 What is that all about?	Hello, Thank you for your question. Yes, I did have a couple of late payments. This is due to the fact that I lost my job at that time. I have now been emplyed through the same employer for 2 and a half yesrs. I have not been late on any payments since that time.

Member Payment Dependent Notes Series 611046

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
611046	$7,000	$7,000	14.09%	1.00%	November 9, 2010	November 21, 2013	November 21, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 611046. Member loan 611046 was requested on November 7, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,250 / month
Current employer:	Cliffs Natural Resourse	Debt-to-income ratio:	19.38%
Length of employment:	5 years	Location:	Ishpeming, MI

Home town:
Current & past employers:	Cliffs Natural Resourse
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/07/10 > We closed on our home in May. We bought a home that has not been updated in 30 years and my wife and I plan to slowly update as we can. I have already finished updating our 6 year olds bedroom which included, redoing her closet, ceiling, drywall, and laying wood laminent flooring. I have construction experience so this helps keep our costs down by not having to hire outside laborers. This loan will be used to update our dining and kitchen flooring, walls, and the countertops. I have had a steady job for over 5 years with a very prosperous mining company. Our company now provides a profit sharing bonus that we will receive quarterly. We are also able to work overtime schedule as well. I am a good candidate for this loan because… I take repaying back our creditors very seriously, you are investing in our family, and we want you to receive a great investment return. Monthly expenses: $2800.00 (INCLUDES IF THIS LOAN WERE TO BE FUNDED) Housing: $ 815 Insurance: $ 100 Car expenses: $ 437 (I also have my son's car under my name, as he had no employment and needed a car for college) He is responsible for the 113.00 monthly Utilities: 300.00 Phone, cable, internet: $154 Food, entertainment: $ 500 Clothing, household expenses $200 Thank You For bidding on my Loan

A credit bureau reported the following information about this borrower member on November 7, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1995	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$400.00	Public Records On File:	1
Revolving Line Utilization:	44.40%	Months Since Last Record:	102
Inquiries in the Last 6 Months:	7

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Explain the PUBLIC RECORD please.	Hi SophiasCollegFund-584355, The public record is from a bankruptcy I was discharged from in 2002. Something I am not proud of and will not do again. Thank you for taking the time to review my loan.

Prospectus Supplement (Sales Report) No. 4 dated November 9, 2010